UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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NATIONAL FUEL GAS COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NATIONAL FUEL GAS COMPANY

Notice of Annual Meeting

and

Proxy Statement

Annual Meeting of Stockholders

to be held on

March 11, 2010

NATIONAL FUEL GAS COMPANY
6363 MAIN STREET
WILLIAMSVILLE, NEW YORK 14221

January 28, 2010

Dear Stockholders of National Fuel Gas Company:

We are pleased to invite you to join us at the Annual Meeting of Stockholders of National Fuel Gas Company. The meeting will be held at 10:00 a.m. local time on March 11, 2010, at The Grand America Hotel, Salt Lake City, Utah. The matters on the agenda for the meeting are outlined in the enclosed Notice of Annual Meeting and Proxy Statement.

So that you may elect Company directors and secure the representation of your interests at the Annual Meeting, we urge you to vote your shares. The preferred methods of voting are either by telephone or by Internet as described on the proxy card. These methods are both convenient for you and reduce the expense of soliciting proxies for the Company. If you prefer not to vote by telephone or the Internet, please complete, sign and date your proxy card and mail it in the envelope provided. The Proxies are committed by law to vote your proxy as you designate.

If you plan to be present at the Annual Meeting, you may so indicate when you vote by telephone or the Internet, or you can check the “WILL ATTEND MEETING” box on the proxy card. Even if you plan to be present, we encourage you to promptly vote your shares either by telephone or the Internet, or to complete, sign, date and return your proxy card in advance of the meeting. If you later wish to vote in person at the Annual Meeting, you can revoke your proxy by giving written notice to the Secretary of the Annual Meeting and/or the Trustee (as described on the first page of this proxy statement), and/or by casting your ballot at the Annual Meeting.

Coffee will be served at 9:30 a.m. and I look forward to meeting with you at that time.

Please review the proxy statement and take advantage of your right to vote.

Sincerely yours,

Philip C. Ackerman
Chairman of the Board of Directors

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS to be held on March 11, 2010
PROXY STATEMENT GENERAL INFORMATION
PROPOSAL 1. ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF MESSRS. ACKERMAN, MATTHEWS, REITEN AND SMITH
DIRECTOR COMPENSATION TABLE -- FISCAL 2009
AUDIT FEES
AUDIT COMMITTEE REPORT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EQUITY COMPENSATION PLAN INFORMATION As of September 30, 2009
EXECUTIVE COMPENSATION
PROPOSAL 2. APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS APPOINTMENT.
PROPOSAL 3. APPROVAL OF THE 2010 EQUITY COMPENSATION PLAN
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CODE OF ETHICS
IMPORTANT NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS
PROPOSALS OF SECURITY HOLDERS
OTHER BUSINESS
WHERE YOU CAN FIND ADDITIONAL INFORMATION
APPENDIX A TO PROXY STATEMENT
APPENDIX B TO PROXY STATEMENT
EXHIBIT A
EXHIBIT B
APPENDIX C TO PROXY STATEMENT
APPENDIX D TO PROXY STATEMENT

NATIONAL FUEL GAS COMPANY
6363 MAIN STREET
WILLIAMSVILLE, NEW YORK 14221

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on March 11, 2010

To the Stockholders of National Fuel Gas Company:

Notice is hereby given that the Annual Meeting of Stockholders of National Fuel Gas Company will be held at 10:00 a.m. local time on March 11, 2010 at The Grand America Hotel, Salt Lake City, Utah. The doors to the meeting will open at 9:30 a.m. local time. At the meeting, action will be taken with respect to:

(1) the election of four directors to hold office for three-year terms as provided in the attached proxy statement and until their respective successors have been elected and qualified;

(2) the appointment of an independent registered public accounting firm;

(3) the approval of the 2010 Equity Compensation Plan;

and such other business as may properly come before the meeting or any adjournment or postponement thereof.

Stockholders of record at the close of business on January 15, 2010, will be entitled to vote at the meeting.

By Order of the Board of Directors

Paula M. Ciprich
Secretary

January 28, 2010

Important Notice Regarding The Availability Of Proxy Materials For The Stockholder
Meeting To Be Held On March 11, 2010

The proxy statement and annual report to security holders are available at
proxy.nationalfuelgas.com.

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the meeting, and whatever the number of shares you own, please vote your shares either by telephone or the Internet as described in the proxy/voting instruction card and reduce National Fuel Gas Company’s expense in soliciting proxies.
Alternatively, you may complete, sign, date and promptly return the enclosed proxy/voting instruction card in the accompanying envelope, which requires no postage if mailed in the United States.

NATIONAL FUEL GAS COMPANY
6363 MAIN STREET
WILLIAMSVILLE, NEW YORK 14221

PROXY STATEMENT

GENERAL INFORMATION

Introduction

This proxy statement is furnished to the holders of National Fuel Gas Company (the “Company”) common stock (the “Common Stock”), in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the “Board of Directors” or the “Board”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on March 11, 2010, or any adjournment or postponement thereof. This proxy statement and the accompanying proxy/voting instruction card are first being mailed to stockholders on or about January 28, 2010.

Solicitation of Proxies

All costs of soliciting proxies will be borne by the Company. MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016, has been retained to assist in the solicitation of proxies by mail, telephone, and electronic communication and will be compensated in the estimated amount of $12,500 plus reasonable out-of-pocket expenses. Approximately twenty-five (25) employees from MacKenzie Partners, Inc. will assist in the solicitation of proxies.

Record Date, Outstanding Voting Securities and Voting Rights

Only stockholders of record at the close of business on January 15, 2010, will be eligible to vote at the Annual Meeting or any adjournment or postponement thereof. As of that date, 81,040,399 shares of Common Stock were issued and outstanding. The holders of 40,520,200 shares will constitute a quorum at the meeting.

Each share of Common Stock entitles the holder thereof to one vote with respect to each matter that is subject to a vote at the Annual Meeting. All shares that are represented by effective proxies received by the Company in time to be voted shall be voted at the Annual Meeting or any adjournment or postponement thereof. Where stockholders direct how their votes shall be cast, shares will be voted in accordance with such directions. Proxies submitted with abstentions and broker non-votes will be included in determining whether or not a quorum is present. Abstentions and broker non-votes will not be counted in tabulating the number of votes cast on proposals submitted to stockholders and therefore will have no effect on the outcome of the votes. If you hold your shares in a broker or other street name account, your broker will not vote your shares for Proposals 1 and 3 without your instruction, which is called a broker non-vote. Please note in particular that this is the first year broker non-votes will not be counted with regard to the election of directors, so your vote is important.

The proxy also confers discretionary authority to vote on all matters that may properly come before the Annual Meeting, or any adjournment or postponement thereof, respecting (i) matters of which the Company did not have timely notice but that may be presented at the meeting; (ii) approval of the minutes of the prior meeting; (iii) the election of any person as a director if a nominee is unable to serve or for good cause will not serve; (iv) any stockholder proposal omitted from this proxy statement pursuant to Rule 14a-8 or 14a-9 of the Securities and Exchange Commission’s (the “SEC”) proxy rules; and (v) all matters incident to the conduct of the meeting.

Revoking a Proxy

Any stockholder giving a proxy may revoke it at any time prior to the voting thereof by mailing a revocation or a subsequent proxy to Paula M. Ciprich at the above address, by filing written revocation at the meeting with Ms. Ciprich, secretary of the meeting, or by casting a ballot at the meeting. If you are an employee stockholder or retired employee stockholder, you may revoke voting instructions given to the Trustee by following the instructions under “Employee and Retiree Stockholders” in this proxy statement.

Employee and Retiree Stockholders

If you are a participant in at least one of the Company’s Employee Stock Ownership Plans or Tax-Deferred Savings Plans, the proxy card will also serve as a voting instruction form to instruct the Trustee as to how to vote your shares. All shares of Common Stock for which the Trustee has not received timely directions shall be voted by the Trustee in the same proportion as the shares of Common Stock for which the Trustee received timely directions, except in the case where to do so would be inconsistent with the provisions of Title I of ERISA. If the voting instruction form is returned signed but without directions marked for one or more items, regarding the unmarked items you are instructing the Trustee and the Proxies to vote FOR Proposals 1, 2 and 3. Participants in the Plan(s) may also provide those voting instructions by telephone or the Internet. Those instructions may be revoked by written notice to Vanguard Fiduciary Trust Company, Trustee for the Company’s Tax-Deferred Savings Plans and the Employee Stock Ownership Plan, on or before March 11, 2010 at the following address:

National Fuel Gas Company
c/o BNY Mellon Shareowner Services
Proxy Tabulation
480 Washington Blvd.
Jersey City, NJ 07310

Multiple Copies of Proxy Statement

The Company has adopted a procedure approved by the Securities and Exchange Commission (“SEC”) called “householding.” Under this procedure, stockholders of record who have the same address and last name can choose to receive only one copy of the proxy statement and the Company’s annual report. If you would like to receive just one set of these materials, call 1-800-648-8166 and listen for the “household” option. You will need your 12-digit Investor ID #. Simply follow the prompts. You may also log on to www.bnymellon.com/shareowner/isd to access your account. Once you’ve accessed your account see Account Preferences. This procedure will reduce our printing costs and postage fees.

Stockholders who participate in householding will continue to receive separate proxy cards. Householding will not affect your dividend check mailings.

For additional information on householding, please see “IMPORTANT NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS” in this proxy statement.

Other Matters

The Board of Directors does not know of any other matter that will be presented for consideration at the Annual Meeting. If any other matter does properly come before the Annual Meeting, the Proxies will vote in their discretion on such matter.

Annual Report

Mailed herewith is a copy of the Company’s Annual Report for the fiscal year ended September 30, 2009, which includes financial statements. The Company will furnish any exhibit to the Form 10-K upon request to the Secretary at the Company’s principal office, and upon payment of $5 per exhibit.

PROPOSAL 1. ELECTION OF DIRECTORS

Four directors are to be elected at this Annual Meeting. The nominees for the four directorships are: Philip C. Ackerman, Craig G. Matthews, Richard G. Reiten and David F. Smith. Messrs. Ackerman, Matthews, Reiten and Smith are currently directors of the Company.

The Company’s Certificate of Incorporation provides that the Board of Directors shall be divided into three classes, and that these three classes shall be as nearly equal in number as possible. (A class of directors is the group of directors whose terms expire at the same annual meeting of stockholders.) As well, the Company’s Certificate of Incorporation provides any elected director shall hold office until their successors are elected and qualify, subject to prior death, resignation, retirement, disqualification or removal from office. Accordingly, Messrs. Ackerman, Matthews, Reiten and Smith have been nominated for terms of three years and until their respective successors shall be elected and shall qualify.

It is intended that the Proxies will vote for the election of Messrs. Ackerman, Matthews, Reiten and Smith as directors, unless they are otherwise directed by the stockholders. Although the Board of Directors has no reason to believe that any of the nominees will be unavailable for election or service, stockholders’ proxies confer discretionary authority upon the Proxies to vote for the election of another nominee for director in the event any nominee is unable to serve or for good cause will not serve. Messrs. Ackerman, Matthews, Reiten and Smith have consented to being named in this proxy statement and to serve if elected.

The affirmative vote of a plurality of the votes cast by the holders of shares of Common Stock entitled to vote is required to elect each of the nominees for director.

Refer to the following pages for information concerning the four nominees for director, as well as concerning the six incumbent directors of the Company whose current terms will continue after the 2010 Annual Meeting, including information with respect to their principal occupations and certain other positions held by them.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR
THE ELECTION OF EACH OF THE NOMINEES NAMED BELOW.

Last year all directors attended the Annual Meeting of Stockholders, and they are expected to do so this year. A meeting of the Board of Directors will take place on the same day and at the same place as the Annual Meeting of Stockholders this year (and probably future years), and directors are expected to attend all meetings. If a director is unable to attend a Board meeting in person, participation by telephone is permitted and in that event the director may not be physically present at the Annual Meeting of Stockholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF
MESSRS. ACKERMAN, MATTHEWS, REITEN AND SMITH

Name and Year
Became a Company Director	Age(1)	Principal Occupation and Business Experience
Nominees for Election as Directors
For Three-Year Terms to Expire in 2013

PHILIP C. ACKERMAN Director since 1994	66	Former Chief Executive Officer of the Company from October 2001 to February 21, 2008. Chairman of the Board effective January 3, 2002 to present. President of the Company from July 1999 to February 2006. Senior Vice President of the Company from June 1989 to July 1999 and Vice President from 1980 to June 1989. President of National Fuel Gas Distribution Corporation (2) from October 1995 to July 1999 and Executive Vice President from June 1989 to October 1995. Executive Vice President of National Fuel Gas Supply Corporation (2) from October 1994 to March 2002. President of Seneca Resources Corporation (2) from June 1989 to October 1996. President of Horizon Energy Development, Inc. (2) from September 1995 to March 2008 and certain other non-regulated subsidiaries of the Company since prior to 1992 to March 2008. Director of Associated Electric and Gas Insurance Services Limited. Mr. Ackerman is also the Chair of the Erie County (New York) Industrial Development Agency.

CRAIG G. MATTHEWS Director since 2005	67	Former President, CEO and Director of NUI Corporation, a diversified energy company acquired by AGL Resources Inc. on November 30, 2004, from February 2004 to December 2004. Vice Chairman, Chief Operating Officer and Director of KeySpan Corporation (previously Brooklyn Union Gas Co.) from March 2001 to March 2002. Held various positions over a 36 year career at KeySpan, including Executive Vice President and Chief Financial Officer. Director of Hess Corporation (formerly Amerada Hess Corporation) since 2002. Director of Houston Natural Gas Co. (1998-2002). Board member of Republic Financial Corporation since May 2007. Member and Former Chairman of the Board of Trustees, Polytechnic Institute of New York University.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF
MESSRS. ACKERMAN, MATTHEWS, REITEN AND SMITH

Name and Year
Became a Company Director	Age(1)	Principal Occupation and Business Experience
Nominees for Election as Directors
For Three-Year Terms to Expire in 2013

RICHARD G. REITEN Director since 2004	70	Chairman from September 2000 through February 2005 and also from May 2006 through May 2008 and Director from March 1996 to May 2008 of Northwest Natural Gas Company, a natural gas local distribution company headquartered in Portland, Oregon. Chief Executive Officer of Northwest Natural Gas Company from January 1997 to December 2002 and President from January 1996 to May 2001. Director of Associated Electric and Gas Insurance Services Limited since 1997. Director of US Bancorp since 1998 and IDACORP Inc. since January 2004. Mr. Reiten also served in executive positions at Portland General Electric Company (President, 1992 to 1995) and Portland General Corporation (President, 1989 to 1992). Mr. Reiten also served 25 years in the wood products industry including in leadership positions at the DiGiorgio Corporation (President, Building Materials Group, 1974 to 1980) and the Nicolai Company (President and Chief Executive Officer, 1980 to 1987).

DAVID F. SMITH Director since 2007	56	Chief Executive Officer of the Company since February 2008 and President of the Company since February 2006, Vice President from April 2005 to February 2006. Chairman of National Fuel Gas Distribution Corporation and National Fuel Gas Supply Corporation effective March of 2008 and Empire Pipeline, Inc. and Seneca Resources Corporation since April 2008. President of National Fuel Gas Supply Corporation (2) from April 2005 to July 1, 2008, Senior Vice President from June 2000 to April 2005. President of National Fuel Gas Distribution Corporation (2) from July 1999 to April 2005, Senior Vice President from January 1993 to July 1999. Chairman of Seneca Resources Corporation (2) since April 2008. Also president of Empire State Pipeline (2) from April 2005 through July 2008, and president or chairman of various non-regulated subsidiaries of the Company. Board member of the American Gas Association (Executive Committee), American Gas Foundation, Gas Technology Institute, the Business Council of New York State, the Buffalo Niagara Enterprise (Chairman), the Buffalo Niagara Partnership and the University at Buffalo Law School Dean’s Advisory Council.

(1)	As of March 11, 2010

(2)	Wholly-owned subsidiary of the Company.

Name and Year
Became a Company Director	Age(1)	Principal Occupation and Business Experience

Directors Whose Terms Expire in 2011
Robert T. Brady Director since 1995	69	Chairman of Moog Inc. since February 1996. Moog is a worldwide designer, manufacturer and integrator of precision control components and systems. President and Chief Executive Officer of Moog Inc. since 1988 and Board member since 1984. Director of Astronics Corporation, M&T Bank Corporation and Seneca Foods Corporation. Also, named to the UB Council in January of 2008. Chairs the regular executive sessions of non-management directors, and is the designated contact for stockholders and other interested parties to communicate with the non-management directors on the Board.

Rolland E. Kidder Director since 2002	69	Executive Director of the Robert H. Jackson Center, Inc., in Jamestown, New York, from 2002 to 2006. Mr. Kidder was founder of Kidder Exploration, Inc., an independent Appalachian oil and gas company; Chairman and President from 1984 to 1994. Mr. Kidder is also a former Director of the Independent Oil and Gas Association of New York and the Pennsylvania Natural Gas Associates — both Appalachian-based energy associations. Former Trustee of the New York Power Authority from 1982 to 1993. Vice President and investment advisor for P.B. Sullivan & Co., Inc. from 1994 to 2001.

Frederic V. Salerno Director since 2008	66	Mr. Salerno has since 2006 served as a Senior Advisor to New Mountain Capital, L.L.C. Mr. Salerno retired as Vice Chairman and CFO of Verizon, Inc. in September 2002 after more than 37 years in the telecommunications industry. Prior to the Bell Atlantic/GTE merger, which created Verizon, Mr. Salerno was Senior Vice Chairman and CFO of Bell Atlantic. Mr. Salerno joined New York Telephone in 1965. In 1983 Mr. Salerno became Vice President and in 1987, he was appointed President and CEO. Mr. Salerno serves as trustee of the Inner City Scholarship Fund and the Partnership for Quality Education. In 1990 Mr. Salerno was appointed Chairman of the Board of Trustees of the State University of New York, a position he held until 1996. Director of Akamai Technologies, Inc., Intercontinental Exchange, Inc., Popular, Inc., Viacom, Inc., and CBS Corporation.

Directors Whose Terms Expire in 2012
R. Don Cash Director since 2003	67	Chairman Emeritus since May 2003, and Board Director since May 1978, of Questar Corporation (Questar), an integrated natural gas company headquartered in Salt Lake City, Utah. Chairman of Questar from May 1985 to May 2003. Chief Executive Officer of Questar from May 1984 to May 2002 and President of Questar from May 1984 to February 1, 2001. Director of Zions Bancorporation since 1982 and Associated Electric and Gas Insurance Services Limited since 1993. Director and current Chairman of Texas Tech Foundation since November 2003 and former Director of TODCO (The Offshore Drilling Company) from May 2004 to July 2007. Director of Ranching Heritage Association. Former trustee, until September 2002, of the Salt Lake Organizing Committee for the Olympic Winter Games of 2002.

(1)	As of March 11, 2010.

Name and Year
Became a Company Director	Age(1)	Principal Occupation and Business Experience

Directors Whose Terms Expire in 2012
Stephen E. Ewing Director since 2007	65	Vice Chairman of DTE Energy, a Detroit-based diversified energy company involved in the development and management of energy-related businesses and services nationwide, from November 1, 2005 to December 31, 2006. Two of DTE’s subsidiaries are Detroit Edison, the nation’s 10th largest electric utility, and Michigan Consolidated Gas Co. (MichCon), the nation’s 11th largest natural gas local distribution company. Mr. Ewing also had responsibility for DTE’s exploration and production subsidiary (DTE Gas Resources) with operations in the Antrim and Barnett Shale. Group President, Gas Division, DTE Energy from June 1, 2001 to November 1, 2005. Former President and Chief Operating Officer of MCN Energy Group, Inc. (the parent of MichCon). Former President and Chief Executive Officer of MichCon. MichCon is a principal operating subsidiary of DTE Energy as a result of the 2001 merger of DTE Energy and MCN Energy Group, Inc. Director of CMS Energy. Chairman of the Board of Directors of the American Gas Association for 2006, past member of the National Petroleum Council and past Chairman of the Midwest Gas Association and the Natural Gas Vehicle Coalition. Trustee and Chairman of the Board of The Skillman Foundation, a not for profit foundation focused on providing education for low-income children. Chairman of the Auto Club of Michigan (AAA) and Vice Chairman of the Board of the Auto Club Group (AAA).

George L. Mazanec Director since 1996	73	Former Vice Chairman, from 1989 to October 1996, of PanEnergy Corporation, Houston, Texas, a diversified energy company (now part of Spectra), and President and Chief Executive Officer of Texas Eastern Transmission Corporation from 1991 to 1993. Former Executive Vice President and Chief Financial Officer of Texas Gas Transmission. Vice President and Chief Financial Officer of Duquesne Electric Co. President of Northern Natural Gas Liquids. Vice President and Treasurer of Northern Natural Gas Co. Mr. Mazanec has an MBA from Harvard Business School. Advisor to the Chief Operating Officer of Duke Energy Corporation from August 1997 to 2000. Director of TEPPCO, LP from 1992 to 1997, Director of Northern Border Pipeline Company Partnership from 1993 to 1998, Director of Westcoast Energy Inc. from 1998 to 2002 and Director of the Northern Trust Bank of Texas, NA from 1998 to 2007. Director of Dynegy Inc. since May 2004 and Director of Associated Electric and Gas Insurance Services Limited since 1995. Former Chairman of the Management Committee of Maritimes & Northeast Pipeline, L.L.C. Member of the Board of Trustees of DePauw University since 1996.

(1)	As of March 11, 2010

Director Independence

The Board of Directors has determined that directors Brady, Cash, Ewing, Kidder, Matthews, Mazanec, Reiten and Salerno are independent, and that Mr. Ackerman, Chairman of the Board of the Company, and Mr. Smith, Chief Executive Officer and President of the Company, are not due to their employment relationship with the Company, which for Mr. Ackerman ceased June 1, 2008. The Board’s determinations of director independence were made in accordance with the listing standards of the New York Stock Exchange (NYSE), SEC regulations, and the Director Independence Guidelines adopted by the Board. The Director Independence Guidelines (“Independence Guidelines”) are available on the Company’s website at www.nationalfuelgas.com, and included in this proxy statement as Appendix A. Generally, the Independence Guidelines provide that, in order for a director to be considered independent, the Board must affirmatively determine that the director has no direct or indirect material relationship with the Company or any subsidiary, after consideration of all relevant facts and circumstances not merely from the standpoint of the director, but also from that of persons or entities with which the director has an affiliation. The Independence Guidelines set out seven specific circumstances in which a director will not be considered independent, and three categorical types of commercial or charitable relationships that will not be considered material relationships for purposes of determining whether a director is independent. The Independence Guidelines also set out four types of independence-related disclosures that the Company will continue to make.

Non-management directors meet at regularly scheduled executive sessions without management. The sessions are chaired by Robert T. Brady. The Board of Directors provides a process for stockholders and other interested parties to send communications to the Board or to certain directors. Communications to Mr. Brady, to the non-management directors as a group, or to the entire Board should be addressed as follows: Robert T. Brady, Moog, Inc., P.O. Box 18, East Aurora, New York 14052. For the present, all stockholder and interested parties’ communications addressed in such manner will go directly to the indicated directors. If the volume of communication becomes such that the Board adopts a process for determining which communications will be relayed to Board members, that process will appear on the Company’s website at www.nationalfuelgas.com.

Meetings of the Board of Directors and Standing Committees

During the Company’s fiscal year ended September 30, 2009 (“fiscal 2009”), there were four meetings of the Board of Directors. In addition, certain directors attended meetings of standing or pro tempore committees. The Audit Committee held nine meetings, the Compensation Committee held five meetings, the Executive Committee held two meetings, and the Nominating/Corporate Governance Committee held three meetings. During fiscal 2009, all incumbent directors attended at least 75% of the aggregate of meetings of the Board and of the committees of the Board on which they served.

The table below shows the number of meetings conducted in fiscal 2009 and the directors who currently serve (or did serve) on these committees.

BOARD COMMITTEES
Nominating/
DIRECTOR	Audit	Corporate Governance	Compensation	Executive

Philip C. Ackerman				X (Chair)
Robert T. Brady		X (Chair)	X	X
R. Don Cash	X	X	X
Stephen E. Ewing	X		X
Rolland E. Kidder	X	X
Craig G. Matthews	X (Chair)			X
George L. Mazanec	X		X (Chair)	X
Richard G. Reiten		X	X
Frederic V. Salerno		X	X
David F. Smith				X

Number of Meetings in Fiscal 2009	9	3	5	2

Audit

The Audit Committee is a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”). The Audit Committee held nine meetings during fiscal 2009 in order to review the scope and results of the annual audit, to receive reports of the Company’s independent registered public accounting firm and chief internal auditor, to monitor compliance with the Company’s Reporting Procedures for Accounting and Auditing Matters (included in this proxy statement as Appendix C) and to prepare a report of the committee’s findings and recommendations to the Board of Directors. The members of the committee are independent as independence for audit committee members is defined in the NYSE’s listing standards applicable to the Company, in SEC regulations, and in the Independence Guidelines. No Audit Committee member simultaneously serves on the audit committees of more than three public companies. The Board limits the audit committees on which an Audit Committee member can serve to three, unless the Board has determined that such simultaneous service would not impair the ability of such members to serve effectively. The Company’s Board of Directors has determined that the Company has at least two audit committee financial experts (as defined by SEC regulations) serving on its Audit Committee, namely Messrs. Matthews and Mazanec, both of whom are independent directors.

In connection with its review of the Company’s internal audit function, the Audit Committee in 2006 had a Quality Assessment performed by a consulting firm that concluded that the Company’s Audit

Services Department conducts its audits in accordance with the Institute of Internal Auditors International Standards for the Professional Practice of Internal Auditing (the “Standards”). Under the Standards, external Quality Assessments should be conducted at least once every five years.

Further information relating to the Audit Committee appears in this proxy statement under the headings “Audit Fees” and “Audit Committee Report.” A current copy of the charter is available to security holders on the Company’s website at www.nationalfuelgas.com, and in print to stockholders who request a copy from the Company’s Secretary at its principal office.

Compensation

As described in the Compensation Discussion and Analysis in this proxy statement, the Compensation Committee held five meetings during fiscal 2009, in order to review and determine the compensation of Company executive officers, to review reports and to grant awards under the 1997 Award and Option Plan, the Performance Incentive Program, the Annual At Risk Compensation Incentive Program (“AARCIP” or the “At Risk Plan”) and, effective for fiscal 2009, the Executive Annual Cash Incentive Program (“EACIP”). The members of the committee are independent as independence is defined in the NYSE listing standards applicable to the Company, in SEC regulations, and in the Company’s Director Independence Guidelines. A current copy of the charter of the committee is available to security holders on the Company’s website at www.nationalfuelgas.com and is available in print to stockholders who request a copy from the Company’s Secretary at its principal office.

The Compensation Committee is responsible for various aspects of executive compensation, including approval of the base salaries and bonuses of the Company’s executive officers. The committee is authorized to evaluate director compensation and make recommendations to the full Board regarding director compensation. The committee may form subcommittees and delegate to those subcommittees such authority as the committee deems appropriate, other than authority required to be exercised by the committee as a whole. The committee also administers the Company’s 1997 Award and Option Plan, the At Risk Plan, and the National Fuel Gas Company Performance Incentive Program and approves performance conditions and target incentives of executive officers under the EACIP. As described more fully in the Compensation Discussion and Analysis, the Company retains The Hay Group, and Hewitt Consulting, both independent compensation consulting firms, to assist in approving executive compensation. In addition, as set forth in the Compensation Committee’s charter, the Chief Executive Officer may and does make, and the committee may and does consider, recommendations regarding the Company’s compensation and employee benefit plans and practices. The committee then approves executive compensation as it deems appropriate.

Executive

There were two meeting(s) of the Executive Committee during fiscal 2009. The committee has and may exercise the authority of the full Board, except as may be prohibited by New Jersey corporate law (N.J.S.A.§ 14A:6-9).

Nominating/Corporate Governance

All the members of the Nominating/Corporate Governance Committee are independent, as independence for nominating committee members is defined in the NYSE listing standards applicable to the Company, in SEC regulations, and in the Company’s Independence Guidelines. The committee makes recommendations to the full Board on nominees for the position of director. The committee also has duties regarding corporate governance matters as required by law, regulation or NYSE rules. The committee held three meetings during fiscal 2009. Stockholders may recommend individuals to the committee to consider as potential nominees. Procedures by which stockholders may make such recommendations are set forth in Exhibit B to the Company’s Corporate Governance Guidelines, described in the following paragraph.

The committee’s charter provides for the committee to develop and recommend to the Board criteria for selecting new director nominees and evaluating unsolicited nominations, which criteria are included in this proxy statement as part of the Company’s Corporate Governance Guidelines. A current copy of the charter of the committee is available to security holders on the Company’s website at www.nationalfuelgas.com and in print to stockholders who request a copy from the Company’s Secretary at its principal office. A current copy of the Corporate Governance Guidelines is included in this proxy statement as Appendix B, available to security holders on the Company’s website at www.nationalfuelgas.com, and available in print to stockholders who request a copy from the Company’s Secretary at its principal office. Appendix B also addresses the qualifications and skills the committee believes are necessary in a director, and the committee’s consideration of stockholder recommendations for director. Stockholder recommendations identifying a proposed nominee and setting out his or her qualifications should be delivered to the Company’s Secretary at its principal office no later than September 30, 2010 in order to be eligible for consideration at the 2011 Annual Meeting of Stockholders.

Charitable Contributions by Company

Within the preceding three years, the Company did not make any charitable contributions to any charitable organization in which a director served as executive officer which exceeded the greater of $1 million or 2% of the charitable organization’s consolidated gross revenues.

Compensation Committee Interlocks and Insider Participation

There are no “Compensation Committee interlocks” or “insider participation” which SEC regulations or NYSE listing standards require to be disclosed in this proxy statement.

Code of Business Conduct and Ethics

The Company’s Code of Business Conduct and Ethics is available on the Company’s website at www.nationalfuelgas.com and in print to stockholders who request it from the Company’s Secretary at its principal office.

Related Person Transactions

The Company had no related person transactions in fiscal 2009. The Company’s Code of Business Conduct and Ethics (which is in writing and available to stockholders as described above) identifies the avoidance of any actual or perceived conflicts between personal interests and Company interests as an essential part of the responsibility of the Company’s directors, officers and employees. The Code provides that a conflict of interest may arise when a director, officer or employee receives improper personal benefits as a result of his or her position in the Company, or when personal situations tend to influence or compromise a director’s, officer’s or employee’s ability to render impartial business decisions in the best interest of the Company. Potential conflicts of interest under the Code would include but not be limited to related person transactions. The Audit Committee administers the Code as it relates to the Company’s directors and executive officers.

The Company’s policies and procedures for the review, approval or ratification of related person transactions are set forth in writing in the charter of the Audit Committee. The charter provides that the Audit Committee will review and, if appropriate, approve or ratify any transaction between the Company and a related person which is required to be disclosed under SEC rules. In the course of its review of a transaction, the Audit Committee will consider the nature of the related person’s interest in the transaction, the material terms of the transaction, the significance of the transaction to the related person and to the Company, whether the transaction would affect the independence of a director, and any other matters the Audit Committee deems appropriate. The Audit Committee will approve or ratify only those transactions that are in, or are not inconsistent with, the best interests of the Company and its stockholders, as the Audit Committee determines in good faith. Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction.

Directors’ Compensation

The 2009 Non-Employee Director Equity Compensation Plan (“Director Compensation Plan”) was approved at the 2009 Annual Meeting. The Retainer Policy for Non-Employee Directors (the “Retainer Policy”), which was approved at the 1997 Annual Meeting of Stockholders and amended at the 2009 Annual Meeting, currently remains in place as well. Directors who are not Company employees or retired employees do not participate in any of the Company’s employee benefit or compensation plans. Directors who are current employees receive no compensation for serving as directors. Only non-employee directors may participate in the Director Compensation Plan and Retainer Policy, under which directors are paid in cash plus an amount of common stock adjusted from time to time. Effective April 11, 2009, the annual retainer is $36,000 plus 1,600 shares of Common Stock.

In fiscal 2009, the Directors were paid pursuant to the Retainer Policy and Director Compensation Plan, with the exception of Mr. Salerno and Mr. Ackerman, whose payments are further described below. The non-employee directors received two quarterly payments of $8,000 and 300 shares of stock and received two quarterly payments of $9,000 and 400 shares of stock. Common Stock issued to non-employee directors under director compensation plans is nontransferable until the later of two years from issuance or six months after the recipient’s cessation of service as a director of the Company except that transferability restrictions lapse upon the death of the recipient.

Non-employee directors were each paid a fee of $2,000 for each Board meeting and $2,000 for each Committee meeting attended in person or by telephone. Non-employee directors were each paid an additional annual retainer fee of $10,000 if appointed as Chairman of any committee; accordingly,

Messrs. Brady, Matthews and Mazanec each received an additional annual retainer fee of $10,000 during fiscal 2009.

Benefit accruals under the Directors’ Retirement Plan ceased for each current non-employee director on December 31, 1996. Mr. Brady is the only current director eligible for benefits under the Directors’ Retirement Plan benefits, and he will receive his accrued Directors’ Retirement Plan benefits of $1,800 per year for up to ten years. People who first become directors after February 1997 are not eligible to receive benefits under the Directors’ Retirement Plan. The Directors’ Retirement Plan pays an annual retirement benefit equal to 10% of the annual retainer in effect on December 31, 1996 ($18,000 per year), multiplied by the number of full years of service prior to January 1, 1997, but not to exceed 100% of that annual retainer. The retirement benefit would begin upon the later of the date of the director’s retirement from the board or the date the director turns age 70, and would continue until the earlier of the expiration of ten years or the death of the director.

Mr. Salerno received no payment through the end of the settlement agreement with the New Mountain Group, (as defined at Note (5) at page 12). Mr. Salerno received payment for his service after September 15, 2009.

In place of the above-described director compensation, Philip C. Ackerman, the Chairman of the Board of Directors, received director compensation under a Director Services Agreement (“Agreement”). Generally, the Agreement provides that, effective as of June 1, 2008, after Mr. Ackerman’s retirement from the Company, he will perform the duties and responsibilities of Chairman of the Board of Directors as established under the Company’s By-Laws and Corporate Governance Guidelines, and consult with the Chief Executive Officer on matters pertaining to the administration and operation of the Company that Mr. Ackerman or the Chief Executive Officer deems appropriate. In no event will Mr. Ackerman provide, or be required to provide, services during the term of the Agreement for more than the equivalent of fifty full time days in any calendar year (pro-rated for the partial calendar years during such period at the beginning and the end of the Chairman Services Period). Under the Agreement, Mr. Ackerman receives an annual fee equal to $400,000. The Agreement was initially for a term of one year and, by approval of the Board in June of 2009, was extended through the conclusion of the 2010 Annual Meeting or if such 2010 Annual Meeting is not held by May 31, 2010 the Agreement will expire unless otherwise agreed by the Board, the Chief Executive Officer and by Mr. Ackerman. Under the Agreement, Mr. Ackerman is not eligible for any other compensation for his services, except for the insurance provided by the Company for all directors or to accrue any additional benefits under any employee benefit plans of the Company. Also under the Agreement, the Company reimburses Mr. Ackerman for reasonable travel, lodging, meals and other appropriate expenses incurred by him in performance of the Agreement and provides him with suitable office space on its premises and appropriate secretarial services on an as needed basis.

The Company requires that each director, in order to receive compensation for service as a director, must beneficially own at least 500 shares of Common Stock during the first year of service as a director, at least 1,000 shares during the second year of service and at least 2,500 shares thereafter. The transfer of shares issued by the Company to a director as compensation for service as a director is prohibited until the later of (i) two years after the date those shares were issued to the director, or (ii) six months after the director ceases to be as a director of the Company; however, upon death those transferability restrictions disappear.

The following table sets forth the compensation paid to each non-employee director for service during fiscal 2009:

DIRECTOR COMPENSATION TABLE — FISCAL 2009

					Change in
					Pension Value
	Fees				and Nonqualified
	Earned or			Non-Equity	Deferred
	Paid in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash ($)	Awards	Awards	Compensation	Earnings	Compensation	Total
Name	(1)	($)(2)	($)	($)	(3) ($)	(4) ($)	($)

Philip C. Ackerman	400,000	None	None	None	N/A	5	400,005
Robert T. Brady	66,000	48,856	None	None	N/A	5	114,861
R. Don Cash	76,000	48,856	None	None	N/A	5	124,861
Stephen E. Ewing	74,000	48,856	None	None	N/A	5	122,861
Rolland E. Kidder	66,000	48,856	None	None	N/A	5	114,861
Craig G. Matthews	78,000	48,856	None	None	N/A	5	126,861
George L. Mazanec	88,000	48,856	None	None	N/A	5	136,861
Richard G. Reiten	58,000	48,856	None	None	N/A	5	106,861
Frederic V. Salerno(5)	7,467	2,986	None	None	N/A	Note 4	10,453

(1)	Represents the portion of the annual retainer paid in cash, plus meeting fees, except for Mr. Ackerman. For Mr. Ackerman it represents his annual fee due for the year ended September 30, 2009.

(2)	Represents the fair value on the date of issuance, of the Common Stock issued pursuant to the current Retainer Policy, as required by the Financial Accounting Standards Board’s (FASB’s) authoritative guidance for stock compensation. The average of the high and low stock price on each date of issuance was used to compute the fair value. The average prices were as follows: $41.415 for October 1, 2008, $31.89 for January 2, 2009, $30.49 for April 1, 2009 and $36.67 for July 1, 2009. The average price for Mr. Salerno’s shares issued on September 30, 2009 was $45.94. As of September 30, 2009, the aggregate number of shares paid under the Retainer Policy to Messrs. Brady, Cash, Ewing, Kidder, Matthews, Mazanec, Reiten and Salerno are 11,500, 8,133, 3,346, 8,590, 5,741, 11,500, 5,976 and 65 respectively.

(3)	Benefit accruals under the Directors’ Retirement Plan ceased for each then-current non-employee director on December 31, 1996. Mr. Brady is the only active director who has an accrued pension benefit under this plan. His retirement benefit will begin upon the later of the date of his retirement as a director or the date he turns age 70. His benefit is fixed at a set amount of $1,800 per year with no increase in future benefits. The Company expensed the present value of this future benefit in a prior fiscal year and continues to expense only the interest associated with this benefit. The fiscal 2009 interest expense to the Company was $805.55. The directors do not have a non-qualified deferred compensation plan or any other pension plan.

(4)	Represents premiums paid on a Blanket-Travel Insurance Policy, which covers each director up to a maximum benefit of $500,000. This insurance provides coverage in case of death or injury while on a trip for Company business. Mr. Salerno was covered by this Policy for the period September 16, 2009 through September 30, 2009 at a de minimus cost to the Company.

(5)	Represents the pro-rated quarterly grant under the Retainer Policy, covering the period September 16, 2009 through September 30, 2009. Pursuant to a Settlement Agreement dated January 24, 2008 (and filed with the SEC on that same date) among the Company and New Mountain Vantage GP, L.L.C., New Mountain Vantage, L.P., New Mountain Vantage (California), L.P., New Mountain Vantage (Texas), L.P., New Mountain Vantage Advisers, L.L.C., New Mountain Vantage (Cayman) Ltd., New Mountain Vantage HoldCo Ltd., Mr. Steven B. Klinsky, NMV Special Holdings, LLC, California Public Employees’ Retirement System (“CalPERS”), F. Fox Benton, III, David M. DiDomenico, and Frederic V. Salerno (collectively, the “New Mountain Group”), Mr. Salerno received no compensation for his Board service for the term of the Settlement Agreement.

AUDIT FEES

In addition to retaining PricewaterhouseCoopers LLP to report on the annual consolidated financial statements of the Company for fiscal 2009, the Company retained PricewaterhouseCoopers LLP to provide various non-audit services in fiscal 2009. The aggregate fees billed for professional services by PricewaterhouseCoopers LLP for each of the last two fiscal years were as follows:

	2008	2009

Audit Fees(1)	$1,379,079	$1,428,376
Audit-Related Fees(2)	$0	$18,000
Tax Fees
Tax advice and planning(3)	$44,900	$42,000
Tax compliance(4)	$139,000	$377,000
All Other Fees(5)	$2,610	$2,610

TOTAL	$1,565,589	$1,867,986

(1)	Audit Fees include audits of consolidated financial statements and internal control over financial reporting, reviews of financial statements included in quarterly Forms 10-Q, comfort letters and consents, and audits of certain of the Company’s wholly-owned subsidiaries to meet statutory or regulatory requirements.

(2)	Audit-Related Fees include audits of certain of the Company’s wholly-owned subsidiaries not required by statute or regulation, and consultations concerning technical financial accounting and reporting standards.

(3)	Tax advice and planning includes consultations on various federal, state and foreign tax matters.

(4)	Tax compliance includes tax return preparation and tax audit assistance.

(5)	All Other Fees relate to permissible fees other than those described above and include the software-licensing fee for an accounting and financial reporting research tool.

The Audit Committee’s charter (available on the Company’s website at www.nationalfuelgas.com and in print to stockholders who request a copy from the Company’s Secretary at its principal office) references its pre-approval policies and procedures. The committee has pre-approved the use of PricewaterhouseCoopers LLP for specific types of services, including various audit and audit-related services and certain tax services, among others. The chair of the committee and, in his absence, another specified member of the committee are authorized to pre-approve any audit or non-audit service on behalf of the committee. Each pre-approval is to be reported to the full committee at the first regularly scheduled committee meeting following such pre-approval.

For fiscal 2009, none of the services provided by PricewaterhouseCoopers LLP were approved by the Audit Committee in reliance upon the “de minimus exception” contained in Section 202 of Sarbanes-Oxley and codified in Section 10A(i)(1)(B) of the Securities Exchange Act and in 17 CFR 210.2-01(c)(7)(i)(C).

AUDIT COMMITTEE REPORT

The Company’s Board of Directors has adopted a written charter for the Audit Committee of the Board of Directors, a copy of which is available on the Company’s website at www.nationalfuelgas.com and in print to stockholders who request a copy from the Company’s Secretary at its principal office.

The Audit Committee has reviewed and discussed the Company’s audited financial statements for fiscal 2009 with management. The Audit Committee has also reviewed with management its evaluation of the Company’s internal control over financial reporting and reviewed management’s assessment about the effectiveness of the Company’s internal control over financial reporting, including any significant deficiencies in such internal control over financial reporting. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communication With Audit Committees, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (PCAOB) in Rule 3200T. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by Rule 3526, Communication with Audit Committees Concerning Independence, of the PCAOB and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Audit Committee also has considered whether the independent registered public accounting firm’s provision of non-audit services to the Company and its affiliates is compatible with the independent registered public accounting firm’s independence.

Based on the review, discussions and considerations referred to in the preceding paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K (17 CFR 249.310) for the last fiscal year for filing with the SEC.

AUDIT COMMITTEE

Craig G. Matthews, Chairman
R. Don Cash
Stephen E. Ewing
Rolland E. Kidder
George L. Mazanec

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth for each current director, each nominee for director, each of the executive officers named in the Summary Compensation Table, and for all directors and officers as a group, information concerning beneficial ownership of Common Stock. The Common Stock is the only class of Company equity securities outstanding. Unless otherwise stated, to the best of the Company’s knowledge, each person has sole voting and investment power with respect to the shares listed, including shares which the individual has the right to acquire through exercise of stock options but has not done so. All information is as of November 30, 2009.

			Shares Held in
Name of Beneficial	Exercisable Stock	Shares held	401(k)	Restricted	Shares Otherwise		Percent of
Owner	Options(1)	in ESOP(2)	Plan(3)	Stock(4)	Beneficially Owned(5)		Class(6)

Philip C. Ackerman	1,501,230	22,486	18,417	0	622,098	(7)	2.64%
Robert T. Brady	0	0	0	0	14,100		*
Matthew D. Cabell	128,333	0	692	75,000	2,000		*
R. Don Cash	0	0	0	0	14,533	(8)	*
Anna Marie Cellino	170,417	1,064	22,048	0	83,319		*
Stephen E. Ewing	0	0	0	0	5,246		*
Rolland E. Kidder	0	0	0	0	24,990	(9)	*
Craig G. Matthews	0	0	0	0	8,737		*
George L. Mazanec	0	0	0	0	14,900	(10)	*
James D. Ramsdell	152,832	3,809	12,911	0	43,107		*
Richard G. Reiten	0	0	0	0	7,376		*
Frederic V. Salerno	0	0	0	0	565		*
David F. Smith	378,333	1,789	13,879	0	126,906	(11)	*
Ronald J. Tanski	286,000	2,864	17,306	0	91,158	(12)	*
Directors and Executive Officers as a Group (19 individuals)	3,165,621	36,000	135,306	75,000	1,129,796		5.42%

*	Represents beneficial ownership of less than 1% of issued and outstanding Common Stock on November 30, 2009.

(1)	This column lists shares with respect to which each of the named individuals, and all current directors and executive officers as a group (19 individuals), have the right to acquire beneficial ownership within 60 days of November 30, 2009, through the exercise of stock options granted under the 1997 Award and Option Plan. Stock options, until exercised, have no voting power.

(2)	This column lists shares held in the Company and Subsidiaries Employee Stock Ownership Plan (“ESOP”). The beneficial owners of these shares have sole voting power with respect to shares held in the ESOP, but do not have investment power respecting most of those shares until they are distributed.

(3)	This column lists shares held in the Company Tax-Deferred Savings Plan for Non-Union Employees (“TDSP”), a 401(k) plan. The beneficial owners of these shares have sole voting and investment power with respect to shares held in the TDSP.

(4)	This column lists shares of restricted stock, certain restrictions on which had not lapsed as of November 30, 2009. Owners of restricted stock have power to vote the shares, but have no investment power with respect to the shares until the restrictions lapse.

(5)	This column includes shares held of record and any shares beneficially owned through a bank, broker or other nominee.

(6)	This column lists the sum of the individual’s (or individuals’) stock options and shares shown on this table, expressed as a percent of the Company’s outstanding shares and that individual’s (or individuals’) exercisable stock options at November 30, 2009.

(7)	Includes 1,000 shares held by Mr. Ackerman’s wife in trust for her mother, and 76,250 shares also held in trust, as to which shares Mr. Ackerman disclaims beneficial ownership, and 220 shares with respect to which Mr. Ackerman shares voting and investment power with his wife.

(8)	Includes 5,000 shares held by the Don Kay Clay Cash Foundation, a Utah not-for-profit corporation, of which Mr. Cash, his wife, son and daughter-in-law are directors and includes 1,000 shares held by

Triple C Securities & Investment, Ltd. a limited partnership in which Mr. Cash has an interest. Mr. Cash disclaims beneficial ownership of all 6,000 these shares.

(9)	Includes 10,000 shares owned by Mr. Kidder’s wife, as to which Mr. Kidder shares voting and investment power.

(10)	Includes 600 shares owned by Mr. Mazanec’s wife, as to which Mr. Mazanec shares voting and investment power.

(11)	Includes 51,902 shares owned by Mr. Smith’s wife, as to which Mr. Smith shares voting and investment power.

(12)	Includes 614 shares owned jointly with Mr. Tanski’s wife, as to which Mr. Tanski shares voting and investment power.

As of January 15, 2010, the Company knows of no one who beneficially owns in excess of 5% of the Company’s Common Stock, which is the only class of Company stock outstanding, except as set forth in the table below.

	Shares Held as
	Trustee for Company	Shares		Percent
	Employee Benefit	Otherwise		of
Name and Address of Beneficial Owner	Plans(1)	Beneficially Held		Class(2)

Vanguard Fiduciary Trust Company 100 Vanguard Boulevard Malvern, PA 19355	4,600,738	2,636,771	(3)	8.93%
New Mountain Vantage GP, L.L.C. and certain related persons 787 7th Avenue, 49th floor New York, NY 10091	N/A	6,874,032	(4)(5)	8.48%

(1)	This column lists the shares held by Vanguard Fiduciary Trust Company in its capacity as trustee for certain employee benefit plans. Vanguard Fiduciary Trust Company held 4,600,738 shares on behalf of the plans as of January 15, 2010, all of which have been allocated to plan participants. The plan trustee votes the shares allocated to participant accounts as directed by those participants. Shares held by the trustee on behalf of the plans as to which participants have made no timely voting directions are voted by the Trustee in the same proportion as the shares of Common Stock for which the Trustee received timely directions, except in the case where to do so would be inconsistent with provisions of Title I of ERISA. Vanguard Fiduciary Trust Company disclaims beneficial ownership of all shares held in trust by the trustee that have been allocated to the individual accounts of participants in the plans for which directions have been received, pursuant to Rule 13d-4 under the Securities Exchange Act.

(2)	This column lists the sum of the shares shown on this table, expressed as a percent of the Company’s outstanding shares at January 15, 2010.

(3)	The Vanguard Group, which is affiliated with Vanguard Fiduciary Trust Company, has sole investment discretion and no voting authority with respect to 2,589,611 shares of Company common stock, and defined investment discretion and sole voting authority with respect to 47,160 shares of Company common stock, according to its Form 13F for the period ended September 30, 2009.

(4)	This number of shares is derived from Amendment No. 10 to Schedule 13D filed on November 27, 2009 by New Mountain Vantage GP, L.L.C., New Mountain Vantage, L.P., New Mountain Vantage (California), L.P., New Mountain Vantage (California) II, L.P., New Mountain Vantage (Texas), L.P., New Mountain Vantage Advisers, L.L.C., New Mountain Vantage (Cayman) Ltd., New Mountain Vantage HoldCo Ltd., Mr. Steven B. Klinsky, F. Fox Benton, III, David M. DiDomenico, Frederic V. Salerno, NMV Special Holdings, LLC, and California Public Employees’ Retirement System (“CalPERS”).

(5)	New Mountain Vantage GP, L.L.C. and certain related persons are the following: New Mountain Vantage GP, L.L.C., New Mountain Vantage, L.P., New Mountain Vantage (California), L.P., New Mountain Vantage (Texas), L.P., New Mountain Vantage Advisers, L.L.C., New Mountain Vantage (Cayman) Ltd., New Mountain Vantage HoldCo Ltd., Mr. Steven B. Klinsky, NMV Special Holdings, LLC, California Public Employees’ Retirement System (“CalPERS”), F. Fox Benton, III, David M. DiDomenico, and Frederic V. Salerno (collectively, the “New Mountain Group”) .

EQUITY COMPENSATION PLAN INFORMATION
As of September 30, 2009

			Number of securities
			remaining available for
	Number of securities to be	Weighted-average exercise	future issuance under
	issued upon exercise of	price of outstanding	equity compensation plans
	outstanding options,	options, warrants and	(excluding securities
	warrants and rights	rights	reflected in column (a))
Plan category	(a)	(b)	(c)

Equity compensation plans approved by security holders	5,830,100	$28.72	188,587	(1)
Equity compensation plans not approved by security holders	0	0	0

Total	5,830,100	$28.72	188,587

(1)	Of the securities listed in column (c), 15,790 were available at September 30, 2009 for issuance pursuant to the Company’s Retainer Policy for Non-Employee Directors, and 100,000 were available for issuance pursuant to the Company’s 2009 Non-Employee Director Equity Compensation Plan. The remaining 72,797 were available for future issuance under the 1997 Award and Option Plan.

EXECUTIVE COMPENSATION

Compensation Committee Report

The Compensation Committee of the Board of Directors (the “Committee”) has reviewed and discussed with management the Compensation Discussion and Analysis contained in this proxy statement. Based upon this review and discussion, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

COMPENSATION COMMITTEE

G. L. Mazanec, Chairman
R. T. Brady
R. D. Cash
S. E. Ewing
R. G. Reiten
F. V. Salerno

Compensation Discussion and Analysis

OBJECTIVES

The Company’s executive compensation program is designed to:

•	Attract, motivate, reward and retain the management talent required to achieve Company objectives and contribute to its long-term success. Retention is encouraged by making a portion of the compensation package in the form of awards that either increase in value, or only have value, if the executive officer remains with the Company for specified periods of time.

•	Focus management efforts on both short-term and long-term drivers of stockholder value.

•	Tie a significant portion of executive compensation to Company long-term stock-price performance and thus stockholder returns by making a part of each executive officer’s potential compensation depend on the market price of the Company’s Common Stock.

Role of the Compensation Committee

The Compensation Committee sets the base salaries and available bonus ranges of the Company’s executive officers. It also exercises authority delegated to it by the stockholders or the Board with respect to compensation plans. Plans under which stockholders have delegated authority to the Committee include the National Fuel Gas Company 1997 Award and Option Plan, as amended (the “1997 Award and Option Plan”), and the 2007 Annual At Risk Compensation Incentive Plan (the “AARCIP” or “At Risk Plan”). In addition, the Committee makes recommendations to the Board with respect to the development of incentive compensation plans and equity-based plans and administers the National Fuel Gas Company Performance Incentive Program (the “Performance Incentive Program”) and the Executive Annual Cash Incentive Program (the “EACIP”) which became effective in fiscal 2009. The Committee is also responsible for recommending to the Board changes in compensation for non-employee directors. The Committee is comprised of the six directors named above, all of whom have been determined by the Board to be independent. No member of the Committee is permitted to receive any award under any plan administered by the Committee.

Compensation Consultant

The Committee retains The Hay Group (“Hay”), an independent compensation consulting firm, to assist it in evaluating and setting officer compensation in the regulated subsidiaries. The Company has utilized Hay and the Hay system, since the early 1980s, with respect to the overall compensation structure in its regulated companies. The Committee believes that Hay’s base of proprietary information from multiple parent organizations and business units provides a useful source of compensation information.

Each year, Hay compares Company compensation practices to energy industry and general industry market practices based on Hay’s proprietary databases. In addition, Hay makes an annual recommendation on incentive compensation target amounts for both a short-term incentive (cash bonuses as discussed below) and long-term incentive (stock appreciation rights, restricted stock and the Performance Incentive Program target awards also discussed below). The Committee utilizes these recommendations in exercising its business judgment as to compensation matters.

In 2008, the Committee also retained Hewitt Consulting (“Hewitt”) to assist in evaluating and setting compensation for employees, including that of Mr. Cabell, at Seneca Resources Corporation, the Company’s exploration and production subsidiary. The Committee selected Hewitt for this purpose due to that entity’s expertise in the exploration and production industry.

In 2008, Hay provided a proxy analysis for three of the top four officers (Messrs. Smith, and Tanski, and Mrs. Cellino) based on 2008 proxy data for the Company and energy companies in a comparable group. Based on that proxy data, the companies in the thirteen-member peer group range in size from $5.9 billion in revenues to $135 million in revenues. The median size of the peer group is $2.6 billion in revenues. The peer group is:

AGL Resources Inc.
Atmos Energy Corporation
Energen Corporation
Energy East Corporation
EnergySouth Inc.
Equitable Resources Inc.
MDU Resources Group Inc.
New Jersey Resources Corporation
Northwest Natural Gas Company
Questar Corporation
Southern Union Company
Southwest Gas Corporation
UGI Corporation

These companies were selected as members of the peer group because each participates in one or more of the business segments in which the Company participates. The Committee reviews the members of the peer group from time to time, and makes adjustments, as it believes warranted. In 2008, two companies, Peoples Energy Corporation and Keyspan Corporation, were eliminated from the peer group due to acquisitions.

In 2008, Hewitt provided a proxy analysis for Mr. Cabell. The Hewitt proxy analysis was based on proxy data from twenty-one (21) exploration and production companies chosen based on certain measures, such as revenues, assets and standardized measure. The companies range in size from $2.2 billion to $157 million in E&P revenues, (with a median of $798 million), from $8.7 billion to $660 million in E&P asset size (with a median of $2.4 billion) and from $6.8 billion to $447 million in standardized measure (with a median of $2.6 billion). The peer group is:

Berry Petroleum
Cabot Oil & Gas Corporation
Carrizo Oil & Gas, Inc.
Continental Resources Inc.
El Paso Corporation
Energen Corporation
Equitable Resources, Inc.
Kinder Morgan Oil & Gas
Mariner Energy, Inc.
Penn Virginia Corporation
Petroleum Development Corporation
Petroquest Energy, Inc.
Questar Corporation
Quicksilver Resources, Inc.
Range Resources Corporation
Southwestern Energy Company
St. Mary Land & Exploration Company
Swift Energy
Ultra Petroleum Corporation
Whiting Petroleum Corporation
Williams Companies, Inc.

TOTAL COMPENSATION

Total compensation for executive officers is comprised of the following components:

•	Base salary;

•	Annual cash incentive compensation;

•	Long term cash incentive compensation;

•	Equity compensation — Restricted stock and/or grants of stock-settled stock appreciation rights; and

•	Employee benefits, including retirement, health and welfare benefits.

The cash and equity components of total compensation are determined by the Committee, based on its business judgment, utilizing the Hay and Hewitt information and recommendations, as the Committee deems appropriate. The employee benefits for executive officers employed prior to 2004 are a reflection of the Company’s historic practice of providing benefits that are commensurate with those in the regulated energy industry. Mr. Cabell was hired in December 2006, and the Committee reviews his compensation and benefits based on the advice of Hewitt and practices of other non-regulated exploration and production companies.

Base Salary

Base salaries provide a predictable base compensation for day-to-day job performance. The Committee reviews base salaries at calendar year-end for the Company’s executive officers and adjusts them, if it deems appropriate, upon consideration of the recommendations of its outside compensation consultants and the Chief Executive Officer. In addition, base salary may be adjusted during the calendar year when changes in responsibility occur.

In establishing the base salary amount, the Committee generally targets a range of the 50th percentile to the 75th percentile of the survey data provided by Hay and Hewitt. The Committee believes this percentile range sets an appropriate market-competitiveness standard. The Hewitt data is based on then-current fiscal year information from participant data submissions (with some supplementation from publicly-filed information reflecting prior year compensation). The Hay proxy group survey data reflects prior fiscal year information. The general market information provided by Hay is projected to the then-current fiscal year. The Hay energy sector information used for Mr. Ramsdell is also projected to the then-current fiscal year. The Committee also considers overall corporate performance and an individual’s specific responsibilities, experience (including time in position), and effectiveness and makes adjustments based on the Committee members’ business judgment and the CEO’s recommendations.

For calendar year 2009, for the reasons stated above, the Committee increased Mr. Smith’s base salary to an amount that is within the target range of the 2008 proxy group survey data (which reports on fiscal 2007 compensation) and below the market median for general industry. The Committee also increased Mr. Tanski’s base salary for calendar year 2009 (to an amount that is above the target range of the 2008 proxy group survey data and was slightly below the market median for general industry) to reflect his dual role of chief financial officer and president of a major subsidiary. The Committee discussed with Mr. Smith Mr. Cabell’s responsibilities, experience and effectiveness in the past year managing the Company’s exploration and production segment with particular consideration of development of the Company’s Marcellus Shale assets. It then increased Mr. Cabell’s base salary for calendar 2009 to an amount that was slightly higher than the 75th percentile of the Hewitt data. The Committee asked Mr. Smith for a recommendation on Mrs. Cellino’s base salary for calendar 2009. The Committee accepted Mr. Smith’s recommendation of an amount that approximates the 75th percentile of the 2008 proxy group survey data and that is well below the market median for the general industry. Mr. Smith’s recommendation was based on Mrs. Cellino’s attention to customer service and oversight of budget and cost control at the utility.

For executive officers below the level of these four individuals, including Mr. Ramsdell, Mr. Smith made recommendations for annual base salary increases, which were accepted by the Committee. In making such recommendations, Mr. Smith referenced Hay’s compensation report and made recommendations based on his opinion, and the advice of Mr. Tanski, of an individual’s specific responsibilities, experience and effectiveness. Mr. Ramsdell received a base salary increase for calendar 2009 based on his performance managing field operations in the regulated companies, including his oversight of the field operation’s capital and operating budgets. The merit increase to base salary placed him within the recommended salary range for the energy sector based on the Hay system.

The fiscal 2009 base salaries of the named executive officers are shown on the Summary Compensation Table under “Salary” column within this proxy statement.

Annual Cash Incentive

We pay an annual cash incentive to our executives to motivate their performance over a short-term (which we generally consider to be no longer than two years). For fiscal 2009, for Messrs. Smith, Tanski and Cabell, and Mrs. Cellino, this incentive was paid under the At Risk Plan. Effective for fiscal 2009, the Board of Directors adopted a new program, EACIP, that sets forth the parameters for awarding an annual cash incentive to those executives who do not receive an award under the At Risk Plan. This program is administered by the CEO. Target incentive opportunities, which are a percentage of base salary, are proposed by the CEO and approved by the Committee for executive officers. Payouts are in cash. The CEO establishes performance conditions for each participant, subject to the Committee’s approval for executive officers. At least 75% of the target incentive is dependent on objective performance criteria, and no more than 25% may be discretionary, with any discretionary amount for executive officers subject to Committee approval.

Target Award Levels

In setting target award levels for the annual cash incentive for 2009, the Committee exercised its business judgment and, upon consideration of the recommendations of Hay and Hewitt, set target awards as follows:

Target
Executive	(As a Percentage of Base Salary)

Mr. Smith	100%
Mr. Tanski	80%
Mr. Cabell	70%
Mrs. Cellino	70%
Mr. Ramsdell	45%

In each case, the maximum possible award was two times the target amount. Hay’s recommendations were based on current and emerging trends in both energy and general industries. Hewitt’s recommendations were based on competitive market trends in the exploration and production industry.

Performance Goals

The following are the general categories of performance goals and the purpose of such goals. The precise performance goals differ for each executive.

Goal	Purpose

Consolidated and Segment earnings per share	To focus executives’ attention on the profitability of the Company as a whole, and also on certain segments as applicable, with appropriate consideration of risk
Production and drilling in the exploration and production segment	To focus the attention of certain executives on this segment of our business
Safety	To underscore the Company’s commitment to safety, which is particularly important given the nature of the field operations in the utility and pipeline and storage segments
Long-term strategy	To focus the executives’ attention on areas the Committee believes are important, including succession and business planning and risks to the Company’s operations and businesses
Investor relations	To further the Company’s message regarding strategic value with the investment community
Customer service and operational safety in the utility segment	To focus the attention of certain executives on this segment of our business

For fiscal 2009, At Risk Plan goals for Mr. Smith were based on the following:

	Weight	Target Performance Level

Consolidated earnings per share. In determining final performance level, the results of this goal are averaged with the prior year results on the same goal	25%	$2.43 up to but not including $2.48 diluted earnings per share, excluding period-end impairment charges
Regulated companies earnings per share. In determining final performance level, the results of this goal are averaged with the prior year results on the same goal	25%	$1.28 up to but not including $1.33 diluted earnings per share, excluding period-end impairment charges
Production volume	20%	41 Billion cubic feet equivalent
Number of gross wells drilled in the Marcellus Shale	10%	15
Long-term strategy	10%	Present a workforce succession plan(s) for executive officers and for senior management at designated subsidiary(s)
Safety, measured by the number of OSHA recordable injuries in the utility and pipeline and storage segments	5%	5.46 OSHA recordable injuries
Investor relations, measured by one-on-one meetings	5%	Meetings with 35 different analysts or money managers

In fiscal 2009, Mr. Smith was awarded a bonus of 177.35% of his target amount for his performance on the goals set under the At Risk Plan.

For fiscal 2009, At Risk Plan goals for Mr. Tanski were based on the following:

	Weight	Target Performance Level

Consolidated earnings per share. In determining final performance level, the results of this goal are averaged with the prior year results on the same goal	25%	$2.43 up to but not including $2.48 diluted earnings per share, excluding period-end impairment charges
Regulated companies earnings per share. In determining final performance level, the results of this goal are averaged with the prior year results on the same goal	25%	$1.28 up to but not including $1.33 diluted earnings per share, excluding period-end impairment charges
Production volume	10%	41 Billion cubic feet equivalent
Pipeline and Storage Segment Growth	10%	Increase contracted capacity on the Empire Connector
Safety, measured by the number of OSHA recordable injuries in the utility and pipeline and storage segments	10%	5.46 OSHA recordable injuries
Investor relations, measured by the number of one-on-one meetings	10%	Meetings with 70 different analysts or money managers
Commission relations, measured by the number of Commissioners at the State and Federal levels	10%	Meetings with 73.33% of Commissioners

In fiscal 2009, Mr. Tanski was awarded a bonus of 163.05% of his target amount for his performance on the goals set under the At Risk Plan.

For fiscal 2009, At Risk Plan goals for Mr. Cabell were based on the following:

	Weight	Target Performance Level

Consolidated earnings per share. In determining final performance level, the results of this goal are averaged with the prior year results on the same goal	15%	$2.43 up to but not including $2.48 diluted earnings per share, excluding period-end impairment charges
Seneca Resources earnings per share	15%	$1.00 up to but not including $1.05, excluding period-end impairment charges
Production volume	15%	41 Billion cubic feet equivalent
Total reserve replacement for Seneca	15%	Replace 90% of fiscal 2009 production
Finding and development costs	10%	$4.00 per Million cubic feet equivalent
Lease operating expense plus general and administrative expense, per Mcfe	10%	$2.38 per Million cubic feet equivalent
Long-term strategy	10%	Present a succession plan for key management and a development plan for the Marcellus Shale program
Number of gross wells drilled in the Marcellus Shale	10%	15

In fiscal 2009, Mr. Cabell was awarded a bonus of 190.10% of his target amount for his performance on the goals set under the At Risk Plan.

For fiscal 2009, At Risk Plan goals for Mrs. Cellino were based on the following:

	Weight	Target Performance Level

Consolidated earnings per share. In determining final performance level, the results of this goal are averaged with the prior year results on the same goal	20%	$2.43 up to but not including $2.48 diluted earnings per share, excluding period-end impairment charges
Regulated companies earnings per share. In determining final performance level, the results of this goal are averaged with the prior year results on the same goal	20%	$1.28 up to but not including $1.33 diluted earnings per share, excluding period-end impairment charges
Production volume	10%	41 Billion cubic feet equivalent
Safety, measured by the number of OSHA recordable injuries in the utility and pipeline and storage segments	10%	5.46 OSHA recordable injuries
Customer service, measured by the utility segment’s service quality performance standards in New York	10%	63 penalty units assessed based on customer service satisfaction measures
Operational safety, measured by the utility segment’s operational safety performance standards in New York	10%	5.5 penalty basis points assessed based on operational safety measures
Business planning within the utility segment	10%	Present a workforce succession plan for senior manager positions and a plan to address the level of receivables
Employee education, measured by number of presentations to employees or retiree groups	10%	20 presentations

In fiscal 2009, Mrs. Cellino was awarded a bonus of 172.00% of her target amount for her performance on the goals set under the At Risk Plan.

For fiscal 2009, EACIP goals for Mr. Ramsdell were based on the following:

	Weight	Target Performance Level

Consolidated earnings per share. In determining final performance level, the results of this goal are averaged with the prior year results on the same goal	25%	$2.43 up to but not including $2.48 diluted earnings per share, excluding period-end impairment charges
Regulated companies earnings per share. In determining final performance level, the results of this goal are averaged with the prior year results on the same goal	25%	$1.28 up to but not including $1.33 diluted earnings per share, excluding period-end impairment charges
Safety, measured by the number of OSHA recordable injuries in the utility and pipeline and storage segments	10%	5.46 OSHA recordable injuries
Operational safety, measured by the utility segment’s operational safety performance standards in New York	10%	5.5 penalty basis points assessed based on operational safety measures
Regulated companies fiscal 2009 capital expenditures budget	5%	70% of specified projects completed at or below the approved budget

The remaining 25% was awarded, if at all, based solely on the CEO’s discretion.

In fiscal 2009, Mr. Ramsdell was awarded a bonus of 126.45% of his target amount for his performance on the goals set under the EACIP.

The fiscal 2009 annual cash incentives of the named executive officers are shown on the Summary Compensation Table in the “Non-Equity Incentive Plan Compensation” column.

Equity Compensation and Long Term Incentive Compensation

Stock options, restricted stock, stock-settled stock appreciation rights (“SARs”) and the Performance Incentive Program represent the long-term incentive and retention component of the executive compensation package. Such awards are intended to focus attention on managing the Company from a long-term investor’s perspective. In addition, we wish to encourage officers and other managers to have a significant, personal investment in the Company through stock ownership. Awards of stock options, SARs and/or restricted stock are used to attract and retain key management employees. The Company typically makes equity awards on an annual basis. The Committee has not recently granted equity awards at a specific quarterly meeting because of its ongoing consideration of the appropriate option practice, including setting of performance criteria.

In exercising its business judgment regarding long-term incentive compensation, the Committee generally refers to its compensation consultants’ guidelines on the level of such compensation, but makes adjustments based on its discussion with the Chief Executive Officer as to what is appropriate on an individual basis given the Company’s future plans and needs.

Stock Appreciation Rights, Stock Options and Restricted Stock

Awards of stock-settled SARs, stock options and restricted stock are made by the Committee under the 1997 Award and Option Plan (“Option Plan”). The exercise price for all options and SARs is the average of the high and low market price (FMV) of the Company’s Common Stock on the date of the grant. This method of determining the FMV appears in all of the Company’s stock option plans since 1983 and has been approved by the stockholders.

In 2009, the Committee awarded performance-based SARs rather than options, as they are less dilutive to stockholder equity. The Committee anticipates that it will continue this practice in the future. The fiscal 2009 SARs granted to the named executive officers are set out in the Grants of Plan-Based Awards in Fiscal 2009 Table within this proxy statement. These SARs were granted subject to performance conditions. Vesting is conditioned on achieving a five percent increase in aggregate production over the prior fiscal year levels in certain of the Company’s production areas.

On September 17, 2009, the Committee also awarded Mr. Cabell 35,000 shares of restricted stock in recognition of his excellent performance managing the Company’s exploration and production segment, with particular consideration of his efforts with respect to the Company’s Marcellus Shale assets, and to act as a retention tool and a retirement benefit. This award vests in full if Mr. Cabell remains employed until March 20, 2018. Mr. Cabell forfeits this award if his employment terminates prior to March 20, 2018 due to any reason other than death or disability.

Performance Incentive Program

The Performance Incentive Program is the Company’s cash-based, long-term incentive program. This program was adopted to complement the equity-based programs, under which future awards have been limited due to their dilutive nature.

Under the Performance Incentive Program, the Compensation Committee may establish a performance condition for a performance period of at least one year. The default performance condition is the Company’s total return on capital as compared to the same metric for peer companies in the Natural Gas Distribution and Integrated Natural Gas Companies group as calculated and reported in the Monthly Utility Reports (each, a “Monthly Utility Report”) of AUS, Inc., a leading industry consultant (“AUS”). A cash bonus may be paid following the end of the performance period based on the level of performance. The natural gas distribution and integrated natural gas companies reported in the December 2009 Monthly Utility Report are:

AGL Resources Inc.
Atmos Energy Corporation
Chesapeake Utilities Corporation
Delta Natural Gas Company
El Paso Corporation
Energen Corporation
Energy, Incorporated
EQT Corporation
Laclede Group, Inc.
National Fuel Gas Company
New Jersey Resources Corp.
NICOR Inc.
Northwest Natural Gas Co.
ONEOK, Inc.
Piedmont Natural Gas Co., Inc.
Questar Corporation
RGC Resources, Inc.
South Jersey Industries, Inc.
Southern Union Company
Southwest Gas Corporation
Southwestern Energy Company
UGI Corporation
WGL Holdings, Inc.
Williams Companies, Inc.

In fiscal 2007, the Compensation Committee chose the Company’s total return on capital as the performance metric for the three-year performance period of October 1, 2006 to September 30, 2009. The Committee selected this financial metric because it reflects how profitably management is able to allocate capital to its operations and also because it provides a performance metric of relevance to all participants, regardless of the business segment(s) for which they provide services. Based on the level of performance at the end of each of the three-year performance periods, payment can range from 0% to 200% of the target incentives. To achieve 100% of the target incentive, the Company must rank in the 60th percentile of the peer group. Ranking is determined by calculating the average return on capital for the three-year period for each company and sorting the companies from highest to lowest. For this performance period, the Committee approved the following target incentives as discussed under “Compensation Consultant” on p. 18 for the current named executive officers:

Mr. Smith	$385,000
Mr. Tanski	$308,750
Mr. Cabell	$276,250
Mrs. Cellino	$100,000
Mr. Ramsdell	$100,000

Because the Monthly Utility Report with the necessary data for fiscal 2009 will not be available until February of 2010, the actual award amounts earned for the performance period of October 1, 2006 through September 30, 2009 are unknown. The amounts shown in the Summary Compensation Table, under column (g), footnote (5) within this proxy statement were accrued by the Company in fiscal 2009 as estimates of the amount which will be calculated and paid, in the second quarter of fiscal 2010.

In fiscal 2008 and fiscal 2009 the Committee also chose the Company’s total return on capital as the performance metric. The performance period selected in fiscal 2008 was the three-year period of

October 1, 2007 through September 30, 2010, and the target incentive as discussed under “Compensation Consultant” on p. 18 for the current named executive officers was selected as follows:

Mr. Smith	$585,000
Mr. Tanski	$350,000
Mr. Cabell	$225,000
Mrs. Cellino	$100,000
Mr. Ramsdell	$100,000

The performance period selected in fiscal 2009 was the three-year period of October 1, 2008 through September 30, 2011, and the target incentive as discussed under “Compensation Consultant” on p. 18 for the current named executive officers was selected as follows:

Mr. Smith	$648,000
Mr. Tanski	$375,000
Mr. Cabell	$240,000
Mrs. Cellino	$200,000
Mr. Ramsdell	$105,000

The target thresholds for these two performance periods are the same as noted above.

EMPLOYEE BENEFITS

Retirement Benefits

The Company maintains a qualified defined contribution retirement plan which includes a traditional 401(k) benefit as well as a Retirement Savings Account (“RSA”) benefit for eligible employees, a qualified defined benefit retirement plan, a non-qualified executive retirement plan and a non-qualified tophat plan. These plans help the Company attract and retain high caliber employees in high-level management positions, and, in the case of the non-qualified plans, restore retirement benefits lost to employees under the qualified retirement plans as a result of the effect of the Internal Revenue Code limits and the qualified plans’ limits on compensation considered and benefits provided under such qualified plans.

Messrs. Smith, Tanski and Ramsdell and Mrs. Cellino are eligible to participate in the qualified defined contribution retirement plan (traditional 401(k)), the qualified defined benefit retirement plan and both of the non-qualified plans. Mr. Cabell is eligible to participate in the qualified defined benefit contribution plan (including the RSA benefit) and the non-qualified tophat plan. These benefits are described in more detail in the section entitled “Pension Benefits” within this proxy statement.

Mr. Smith has a Retirement Benefit Agreement, approved by the Board and entered into in September of 2003, that provides additional retirement benefits if Mr. Smith’s employment is terminated by the Company without cause or by Mr. Smith with good reason, prior to March 1, 2011. If eligible for the enhanced benefit, Mr. Smith’s retirement benefit would be calculated as though he were 57 1/2 years old for purposes of determining the applicable early retirement penalty, but without giving Mr. Smith credit for additional years of service. The Committee recommended this agreement as a reflection of Mr. Smith’s achieving a high level position at a relatively early age, such that his retirement benefits could be severely reduced in the event of termination without cause. The Committee also viewed this agreement as a retention tool and a means to direct Mr. Smith’s attention to his duties of acting in the best interests of the stockholders. This benefit is described in more detail in the section entitled “Retirement Benefit Assessment for David F. Smith” within this proxy statement.

Mr. Cabell is eligible for post-employment health benefits if he is employed at least through March 20, 2018 and if such benefits are provided to officers of the Company’s utility subsidiary. These benefits would be provided, if at all, subject to the same terms and condition as applicable to then-retiring officers of the Company’s state-regulated utility subsidiary. The Committee recommended this benefit as a retention tool and retirement benefit. The other named executives officers are eligible for post-employment health benefits.

Executive Life Insurance

In 2004, the Committee authorized an insurance program known as the “ExecutiveLife Insurance Plan.” Under this plan, upon specific direction of the Company’s Chief Executive Officer, when an executive officer reaches age 50, the Company would pay the cost of a life insurance policy or policies, to be owned by the executive officer, in an amount up to $15,000 per year. The payment is taxable income to the executive officer and ceases when the executive officer’s employment ceases. The Committee authorized this plan as a replacement for its prior practice of providing split dollar life insurance agreements to designated executive officers. The Committee replaced the split dollar arrangement with the current plan because it was prohibited by the Sarbanes Oxley Act from making premium payments on certain split dollar policies due to their nature as loans. Mr. Tanski, Mr. Cabell, Mrs. Cellino, and Mr. Ramsdell are covered by the ExecutiveLife Insurance Plan.

Life insurance for Mr. Smith is currently maintained under a split dollar arrangement, into which the Company makes no premium payments. Mr. Smith is not a participant in the ExecutiveLife Insurance Plan referenced above. In September 2009, the Company entered into an agreement with Mr. Smith (the Life Insurance Premium Agreement) whereby the Company pays to Mr. Smith up to $33,000 per year to be used for life insurance. The Committee recommended the agreement because the Company has been prohibited by the Sarbanes-Oxley Act from making premium payments on split dollar arrangements, as noted above. The payment is taxable income to Mr. Smith. Pursuant to the agreement, this agreement terminates on the earliest of: (1) Mr. Smith’s death, (2) October 31, 2017, or (3) the date Mr. Smith’s employment is terminated if for cause.

CHANGE IN CONTROL ARRANGEMENTS

If an executive officer’s employment is terminated without cause within a specific time following a Change in Control of the Company, many of the components of total compensation described above become immediately vested or paid out in a lump sum. More detail about these items and calculations as of September 30, 2009, are set forth in the section entitled “Potential Payments Upon Termination or Change in Control” within this proxy statement.

In December of 1998, upon recommendation by the Committee, the Company adopted an amended and restated Change in Control agreement, known as the “Employment Continuation and Noncompetition Agreement” (“ECNA”). In September of 2007, and again in September of 2008, the ECNA was amended and restated in order to be in compliance with Internal Revenue Code Section 409A and the final regulations promulgated thereunder. No enhancement to the benefit provided under the original agreement was added either time. Each of the named executive officers is a party to an ECNA.

The Company and the Committee believe that these agreements are required for the attraction and retention of the executive talent needed to achieve corporate objectives and to assure that executive officers direct their attention to their duties, acting in the best interests of the stockholders, notwithstanding the potential for loss of employment in connection with a Change in Control.

The agreement contains a “double-trigger” provision that provides payment only if employment terminates within three years following a Change in Control, as defined in the agreement, either by the Company other than for cause or by the executive officer for good reason. The Committee believes this structure strikes a balance between the incentive and the executive attraction and retention efforts described above, without providing Change in Control benefits to executive officers who continue to enjoy employment with the Company in the event of a Change in Control transaction.

The payment is generally calculated by multiplying 1.99 by the sum of the executive officer’s current base salary plus the average of the annual cash bonus for the previous two fiscal years. The 1.99 multiplier is reduced on a pro-rata basis if termination occurs between age 62 and 65. There is no gross-up for taxes. If payment is triggered, certain health benefits are continued for the earlier of 18 months following termination or the date other similar coverage becomes available.

The ECNA contains a restrictive covenant whereby the executive officer may, upon termination following a Change in Control, choose to refrain from being employed by or otherwise serving as an agent, consultant, partner or major stockholder of a business engaged in activity that is competitive with that of the Company or its subsidiaries. If the executive officer so chooses to be bound by this restrictive covenant, an additional payment is made in the amount of one times the sum of current base salary plus the average of the annual cash bonus for the previous two fiscal years. The Committee and the Company believe this is an appropriate payment in exchange for the non-compete covenant agreed to by the executive officer.

OWNERSHIP GUIDELINES

In fiscal 2002, in an effort to emphasize the importance of stock ownership and after consultation with the Compensation Committee, Company Common Stock ownership guidelines were established for officers. These guidelines range from one times base salary for junior officers to four times base salary at the Chief Executive Officer level. Other employees receiving options and SARs are encouraged to retain their Common Stock for long-term investment. We believe that employees who are stockholders perform their jobs in a manner that considers the long-term interests of the stockholders.

TAX CONSIDERATIONS

Section 162(m) of the Internal Revenue Code prohibits the Company from deducting compensation paid in excess of $1 million per year to any executive officer listed in the Compensation Summary Table unless such compensation qualifies as “performance-based compensation” within the meaning of Section 162(m). The Committee generally intends that compensation paid to its managers, including its executive officers, should not fail to be deductible for federal income tax purposes by reason of Section 162(m). For this reason, compensation paid under the At Risk Plan is designed to qualify as performance-based compensation under Section 162(m). The Committee may elect to award compensation, especially to a Chief Executive Officer, that is not fully deductible, if the Committee determines that such award is consistent with its philosophy and is in the best interests of the Company and its stockholders.

Summary Compensation Table

The following table sets forth a summary of the compensation paid to or earned by each person who served as the Chief Executive Officer, the Principal Financial Officer and each of the three other most highly compensated executive officers (the “named executive officers”) of the Company in fiscal 2009. The compensation reflected for each officer was for the officer’s services provided in all capacities to the Company and its subsidiaries.

							(6)
							Change in
						(5)	Pension Value
				(3)	(4)	Non-Equity	and Nonqualified	(7)
		(1)	(2)	Stock	Equity	Incentive Plan	Deferred	All Other
	Fiscal	Salary	Bonus	Awards	Awards	Compensation	Compensation	Compensation	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	Earnings($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

David F. Smith	2009	$707,000	N/A	0	265,272	1,889,885	1,575,731	118,161	4,556,049
Chief Executive Officer of the Company
David F. Smith	2008	$625,000	N/A	0	308,106	1,745,125	431,116	116,467	3,225,814
President and Chief Executive Officer of the Company
David F. Smith	2007	$543,750	N/A	0	580,133	686,464	531,864	49,031	2,391,242
President and Chief Operating Officer of the Company and President of National Fuel Gas Supply Corporation

Ronald J. Tanski	2009	$567,000	N/A	0	128,982	1,249,650	1,318,840	94,700	3,359,172
Treasurer and Principal Financial Officer of the Company and President of National Fuel Gas Supply Corporation
Ronald J. Tanski	2008	$512,500	N/A	0	206,497	1,143,313	656,006	91,100	2,609,416
Treasurer and Principal Financial Officer of the Company and President of National Fuel Gas Supply Corporation
Ronald J. Tanski	2007	$456,250	N/A	0	413,798	581,874	486,590	60,167	1,998,679
Treasurer and Principal Financial Officer of the Company and President of National Fuel Gas Distribution Corporation

Matthew D. Cabell	2009	$468,750	N/A	419,011	350,604	1,080,131	N/A	112,185	2,430,681
President of Seneca Resources Corporation
Matthew D. Cabell	2008	$443,750	N/A	373,183	325,346	337,472	N/A	75,889	1,555,640
President of Seneca Resources Corporation
Matthew D. Cabell	2007	$343,269	150,000	159,395	196,072	265,338	N/A	18,543	1,132,617
President of Seneca Resources Corporation

							(6)
							Change in
						(5)	Pension Value
				(3)	(4)	Non-Equity	and Nonqualified	(7)
		(1)	(2)	Stock	Equity	Incentive Plan	Deferred	All Other
	Fiscal	Salary	Bonus	Awards	Awards	Compensation	Compensation	Compensation	Total
Name and Principal Position	Year	($)	($)	($)	($)	($)	Earnings($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)

Anna Marie Cellino	2009	$390,250	N/A	0	72,988	635,061	572,066	65,710	1,736,075
President of National Fuel Gas Distribution Corporation
Anna Marie Cellino	2008	$289,875	250,000	0	60,636	140,420	160,435	47,937	949,303
President of National Fuel Gas Distribution Corporation

James D. Ramsdell	2009	$320,375	N/A	0	34,208	347,501	504,221	47,335	1,253,640
Senior Vice President of National Fuel Gas Distribution Corporation
James D. Ramsdell	2008	$289,875	140,000	0	60,636	140,420	157,987	43,199	832,117
Senior Vice President of National Fuel Gas Distribution Corporation
James D. Ramsdell	2007	$277,500	125,000	0	137,933	166,600	224,195	41,183	972,411
Senior Vice President of National Fuel Gas Distribution Corporation

(1)	The amounts in column (c) reflect base salary paid during each respective fiscal year. For fiscal 2007, Mr. Cabell’s salary reflects a partial year, as he was hired on December 11, 2006.

(2)	For Mr. Cabell, for 2007 this amount represents a sign-on bonus as part of his employment package. For Mrs. Cellino, the amount in column (d) for 2008 represents a cash bonus earned in that fiscal year and paid in December 2008. For Mr. Ramsdell, the amount in column (d) for 2008 and 2007, represents a cash bonus earned in each of those fiscal years and paid in December of those years, respectively.

(3)	Column (e) represents the dollar amount recognized in fiscal 2009, 2008 and 2007 for financial statement reporting purposes with respect to Restricted Stock awarded to Mr. Cabell during these fiscal years. Restricted stock is subject to restrictions on vesting and transferability. The fair market value of restricted stock on the date of the award, calculated as the average of the high and low market price of Company stock on the date of award, is recorded as compensation expense over the vesting period. The FASB’s authoritative guidance for stock compensation requires such awards to be valued at fair value.

(4)	Column (f) represents the dollar amount recognized for financial statement reporting purposes with respect to the 2009, 2008 and 2007 fiscal years for the fair value of stock options or SARs granted to each of the named executive officers. This amount is inclusive of a reversal of previously recorded expense recognized in fiscal 2008 for the February 20, 2008 grant of performance-based SARs. A determination was made that the applicable performance condition would not be fulfilled for the February 2008 grant, thus the reversal. The expense associated with all options granted in these years (including the SARs granted in fiscal 2009 and 2008), as well as those issued in prior years, has been recorded in accordance with the FASB’s authoritative guidance for stock compensation. For information on the valuation assumptions with respect to option grants (including SARs) refer to Note A under the heading “Stock-Based Compensation” in the Company’s financial statements in Form 10-K for the fiscal year ended September 30, 2009.

(5)	For fiscal 2009, for Messrs. Smith, Tanski and Cabell, and Mrs. Cellino, column (g) reflects both an estimated Performance Incentive Program payment expected to be paid by March 15, 2010 ($636,020 for Mr. Smith, $510,055 for Mr. Tanski, $456,365 for Mr. Cabell and $165,200 for Mrs. Cellino) and the actual At Risk Plan payment made in December 2009 ($1,253,865 for Mr. Smith, $739,595 for Mr. Tanski, $623,766 for Mr. Cabell and $469,861 for Mrs. Cellino). For Mr. Ramsdell, column (g) represents the estimated Performance Incentive payment expected to be paid by March 15, 2010 of $165,200 and the actual EACIP payment made in December 2009 of $182,301.

For the three-year performance period ended September 30, 2009, the Company estimates that its performance relative to its peer group will result in a payout of approximately 165.2% of the “Target Incentive Opportunity” set for each of the participants in the Performance Incentive Program. This estimate (165.2%) is subject to change based on the final AUS report for the performance period ended September 30, 2009.

With respect to fiscal 2008, the estimated amount that was in the fiscal 2008 proxy has been updated for actual payments made in March 2009. For Messrs. Smith and Tanski, column (g) reflects both a Performance Incentive Program payment made March 9, 2009 ($619,500 for Mr. Smith and $413,000 for Mr. Tanski) and the actual At Risk Plan payment made in December 2008 ($1,125,625 for Mr. Smith and $730,313 for Mr. Tanski.) For Mr. Cabell, this amount represents his bonus paid in December 2008 for performance in fiscal 2008 based on his short-term incentive goals. For Mrs. Cellino and Mr. Ramsdell, this amount represents the actual Performance Incentive Program payment made March 9, 2009. Please refer to the Compensation Discussion and Analysis for additional information about these programs, including information regarding the performance conditions applicable to the awards.

For fiscal 2007, the amount shown is for payments made in February 2008. For Messrs. Smith and Tanski, column (g) reflects both a Performance Incentive Program payment made February 29, 2008 ($324,870 for Mr. Smith and $99,960 for Mr. Tanski) and the actual At Risk Plan payment made in December 2007 ($361,594 for Mr. Smith and $481,914 for Mr. Tanski.) For Mr. Cabell, this amount represents his bonus paid in December 2007 for performance in fiscal 2007 based on his short-term incentive goals. For Mr. Ramsdell, this amount represents a Performance Incentive Payment Program payment made February 29, 2008. Please refer to the Compensation Discussion and Analysis for additional information about these programs, including information regarding the performance conditions applicable to the awards.

(6)	Column (h) represents the actuarial increase in the present value of the named executive officer’s benefits under all pension plans maintained by the Company determined using interest rate and mortality rate assumptions consistent with those used in the Company’s financial statements. These amounts may include amounts which the named executive officer may not currently be entitled to receive because such amounts are not vested as of September 30, 2009, 2008 and 2007, respectively. For 2009, the FASB’s authoritative guidance for pensions and other post-retirement benefits required actuarial values to be calculated using a measurement date of September 30, 2009. In prior years, the values would have been calculated using a measurement date of June 30. This change creates a difference of fifteen months from the prior measurement date of June 30, 2008. As permitted by the Securities and Exchange Commission, the Company has elected to disclose an annualized increase in the change in the value of the accumulated pension benefits in the Summary Compensation Table, thereby adjusting the 15 month period to a 12 month period. Also, the amounts include above market earnings under the Deferred Compensation Plan for Mrs. Cellino ($1,003 for fiscal 2008). See the narrative, tables and notes to the Pension Plan and the Nonqualified Deferred Compensation Plan within this proxy statement.

(7)	All Other Compensation Table *

The following table describes each component of the All Other Compensation column in the Summary Compensation Table for fiscal 2009.

	David F.	Ronald J.	Matthew D.	Anna Marie	James D.
Description	Smith	Tanski	Cabell	Cellino	Ramsdell

Defined Contribution Company Match 401(k)(a)	$14,400	$14,400	$7,200	$14,400	$14,400
401(k) Tophat(b)	102,632	63,476	6,800	35,652	15,338
RSA Tophat(c)	0	0	17,009	0	0
Employee Stock Ownership Plan (ESOP) Supplemental Payment(d)	972	1,718	0	552	2,496
Executive Officer Life Insurance(e)	0	15,000	16,545	15,000	15,000
Travel Accident Insurance(f)	157	106	106	106	101
Dividends paid on Restricted Stock(g)	0	0	64,525	0	0
Total	$118,161	$94,700	$112,185	$65,710	$47,335
* The aggregate amount of perquisites or other personal benefits is less than $10,000 for each of the named officers.

a)	Represents the Company matching contributions within the 401(k) plan.

b)	Each officer, except for Mr. Cabell, has over 20 years of service and receives a 6% match within the 401(k) plan on the lesser of a) their base salary or b) the IRS annual compensation limit for fiscal 2009. Each of these officers is prohibited from receiving the full 401(k) Company match on their salary due to the IRS annual compensation limit of $225,000 for 2007, $230,000 for 2008 and $245,000 for 2009. The 401(k) Tophat gives each officer, except Mr. Cabell, a match (6%) on the following forms of compensation: i.) base salary that exceeds the IRS annual compensation limit; ii.) regular bonus and iii.) Annual At Risk Plan payment. Mr. Cabell became eligible for the 401(k) plan July 1, 2007 and receives a 3% Company match within the 401(k) plan. For Mr. Cabell, the 401(k) Tophat is based on his annual base salary that exceeds the IRS maximum annual compensation. The 401(k) Tophat represent the benefit earned in fiscal 2009.

c)	Mr. Cabell is a participant in the Company’s Retirement Savings Account (RSA) Plan and receives a 2% Company contribution on the lesser of a) his total compensation (base salary plus annual bonus) or b) the IRS annual compensation limit for fiscal 2009. Mr. Cabell is prohibited from receiving the full RSA contribution on his compensation due to the IRS annual compensation limit of $225,000 for 2007, $230,000 for 2008 and $245,000 for 2009. The RSA Tophat is based on the amount of his annual compensation that exceeds the IRS annual compensation limit. The RSA Tophat represents the benefit earned in fiscal 2009.

d)	All management participants who were hired prior to December 31, 1986, participate in the ESOP which pays dividends to the participants on the Common Stock held in the plan. The participant does not have the option to reinvest these dividends in order to defer the federal and state income taxes on these dividends. Therefore, the Company makes supplemental payments representing the approximate amount the Company saves in corporate income taxes. The ESOP is a qualified benefit plan that was frozen in 1987 and closed to future participants, including Mr. Cabell.

e)	Represents the Company-paid life insurance premiums on behalf of Mr. Tanski, Mrs. Cellino, and Mr. Ramsdell under the ExecutiveLife Insurance Plan.

For Mr. Cabell, represents the Company-paid life insurance premiums under the Company’s Group Life Insurance Plan and the ExecutiveLife Insurance Plan. Mr. Cabell was a participant in the Company’s Group Life Insurance Plan through September 20, 2009. Effective September 21, 2009, Mr. Cabell began coverage under the ExecutiveLife Insurance Plan. The above dollars represent the premiums paid for the coverage under both plans.

On October 1, 2009 (in fiscal 2010) the Company paid Mr. Smith $33,000 under the Life Insurance Premium Agreement.

f)	Represents the premiums paid for the blanket travel insurance policy, which provides a death benefit to beneficiaries of an officer if the officer dies while traveling.

g)	Dividends are paid on unvested restricted stock and reported as taxable income for each officer.

Grants of Plan-Based Awards in Fiscal 2009

The following table sets forth information with respect to awards granted to the named executive officers during fiscal 2009 under the Performance Incentive Program, the At Risk Plan, and the 1997 Award and Option Plan. There are no future payouts under Equity Incentive Plan Awards; therefore we have removed those columns from the table. Please refer to the Compensation Discussion and Analysis (CD&A) within this proxy statement for additional information regarding these plans.

						All Other	All Other
						Stock	SAR
						Awards:	Awards:	Exercise or		Grant Date
						Number of	Number of	Base		Fair Value
			Estimated Future Payouts Under			Shares of	Securities	Price of		of Stock and
			Non-Equity Incentive Plan Awards			Stock or	Underlying	SAR	Closing	SAR
		Grant	Threshold	Target	Maximum	Units	SARs	Awards	Market	Awards
Name	Note	Date	($)	($)	($)	(#)(1)	(#)(1)	($/Sh)	Price($)	($)(4)

David F. Smith	(1)	12/22/2008					150,000	$29.88	$29.65	614,115
	(2)	12/22/2008	0	648,000	1,296,000
	(3)	12/26/2008	353,500	707,000	1,414,000
Ronald J. Tanski	(1)	12/22/2008					75,000	$29.88	$29.65	307,058
	(2)	12/22/2008	0	375,000	750,000
	(3)	12/26/2008	226,800	453,600	907,200
Matthew D. Cabell	(1)	12/22/2008					60,000	$29.88	$29.65	245,646
	(1)	9/17/2009				35,000			$47.83	1,660,925
	(2)	12/22/2008	0	240,000	480,000
	(3)	12/26/2008	49,219	328,125	656,250
Anna Marie Cellino	(1)	12/22/2008					40,000	$29.88	$29.65	163,764
	(2)	12/22/2008	0	200,000	400,000
	(3)	12/26/2008	109,270	273,175	546,350
James D. Ramsdell	(1)	12/22/2008					20,000	$29.88	$29.65	81,882
	(2)	12/22/2008	0	105,000	210,000
	(3)	12/26/2008	72,084	144,169	288,337

(1)	The stock appreciation rights shown on this table were granted under the 1997 Award and Option Plan with a ten-year term, and will vest in 1/3 increments on December 22, 2009, December 22, 2010 and December 22, 2011, if certain performance conditions are met, as such are described under “Stock Appreciation Rights, Stock Options and Restricted Stock” within this proxy statement. Mr. Cabell’s restricted stock will vest on March 20, 2018 if he is still employed. The exercise price of the SARs and the Grant Date Fair Value of the restricted stock is based on the average of the high and low market price of the Common Stock on the date of grant. The SARs may be exercised any time after the “vest date” and prior to the expiration date, if the performance conditions are met, and the holder remains employed by the Company, and subject to the Company’s Insider Trading Policy. Please refer to the narrative disclosure under “Potential Payments Upon Termination or Change-in-Control” section within this proxy statement for additional information regarding termination prior to and after the vest date of the options.

(2)	Represents the range of possible payments under the National Fuel Gas Company Performance Incentive Program for which target awards were established in fiscal 2009 with a performance period that begins October 1, 2008 and ends on September 30, 2011.

(3)	For Messrs. Smith, Tanski and Cabell, and Mrs. Cellino, this represents the annual cash incentive set in fiscal 2009 under the At Risk Plan. For Mr. Ramsdell, this represents the annual cash incentive under the EACIP. The amount actually paid for fiscal 2009 is set forth in the Summary Compensation Table.

(4)	This column shows the hypothetical value of the SARs awarded according to a Black-Scholes-Merton option-pricing model. The assumptions used in this model for the SARs granted on December 22, 2008 were: quarterly dividend yield of 1.09%, an annual standard deviation (volatility) of 22.16% (calculation of volatility based on average of high and low price), a risk-free rate of 2.564%, and an expected term before exercise of 7.50 years. Whether the assumptions used will prove accurate cannot be known at the date of grant. The model produces a value based on freely tradable securities, which the SARs are not. The holder can derive a benefit only to the extent the market value of Company Common Stock is higher than the exercise price at the date of actual exercise and performance targets are met. Please refer to Note A under the heading “Stock-Based Compensation” in the Company’s financial statements in Form 10-K for the fiscal year ended September 30, 2009 for additional detail regarding the accounting for these awards.

The Company’s named executive officers serve at the pleasure of the Board of Directors and are not employed pursuant to employment agreements. Each of the named executive officers is a party to an Employment Continuation and Noncompetition Agreement with the Company, which would become effective upon a Change in Control of the Company. In addition, David F. Smith and the Company are parties to a Retirement Benefit Agreement that provides Mr. Smith with certain retirement benefits in the event the Company terminates him without cause, or Mr. Smith terminates employment with good reason, prior to the first day of the month after which Mr. Smith reaches 57 1/2 years of age or March 1, 2011. The Employment Continuation and Noncompetition Agreements and the Retirement Benefit Agreement for David F. Smith are described in this proxy statement under “Potential Payments Upon Termination or Change-in-Control.”

Outstanding Equity Awards at Fiscal Year-End 2009

The following table sets forth, on an award-by-award basis, the number of securities underlying unexercised stock options or SARs and the total number and aggregate market value of shares of unvested restricted stock held by the named executives as of September 30, 2009. The table also provides the exercise price (average of the high and low on grant date) and date of expiration of each unexercised stock option or SAR.

Option/SAR Awards							Stock Awards
								Market
				Number of			Number of	Value of
			Number of	Securities			Shares or	Shares
			Securities	Underlying			Units of	or Units
			Underlying	Unexercised			Stock	of Stock
			Unexercised	Options/SARs	Option/SAR	Option/SAR	That	That
			Options/SARs	(#)	Exercise	Expiration	Have Not	Have Not
	Grant Date		(#)	Unexercisable	Price ($)	Date	Vested (#)	Vested
Name	(2)		Exercisable	(2)	(3)	(4)	(5)	($)(5)

David F. Smith	3/14/02		4,082	0	24.50	3/14/2012	0	0
	3/14/02		125,918	0	24.50	3/15/2012	0	0
	3/29/05		60,000	0	28.16	3/30/2015	0	0
	5/10/06		55,000	0	35.11	5/10/2016	0	0
	12/6/06		60,000	0	39.48	12/6/2016	0	0
	2/20/08		23,333	46,667	47.37	2/20/2018	0	0
	12/22/08			150,000	29.88	12/22/2018	0	0
Ronald J. Tanski	2/17/00		4,688	0	21.33	2/17/2010	0	0
	2/17/00		20,312	0	21.33	2/18/2010	0	0
	12/7/00		25,000	0	27.80	12/8/2010	0	0
	3/14/02		4,082	0	24.50	3/14/2012	0	0
	3/14/02		70,918	0	24.50	3/15/2012	0	0
	3/29/05		40,000	0	28.16	3/30/2015	0	0
	5/10/06		36,000	0	35.11	5/10/2016	0	0
	12/6/06		45,000	0	39.48	12/6/2016	0	0
	2/20/08		15,000	30,000	47.37	2/20/2018	0	0
	12/22/08			75,000	29.88	12/22/2018	0	0
Matthew D. Cabell	12/11/06	(1)		100,000	39.50	12/11/2016	15,000	689,025
	12/5/07			0			25,000	1,148,375
	2/20/08		8,333	16,667	47.37	2/20/2018	0	0
	12/22/08			60,000	29.88	12/22/2018	0	0
	9/17/09			0			35,000	1,607,725
Anna Marie Cellino	12/7/00		25,000	0	27.80	12/8/2010	0	0
	3/14/02		70,918	0	24.50	3/15/2012	0	0
	3/29/05		30,000	0	28.16	3/30/2015	0	0
	5/10/06		12,000	0	35.11	5/10/2016	0	0
	12/6/06		15,000	0	39.48	12/6/2016	0	0
	2/20/08		4,166	8,334	47.37	2/20/2018	0	0
	12/22/08			40,000	29.88	12/22/2018	0	0
James D. Ramsdell	12/7/00		25,000	0	27.80	12/8/2010	0	0
	3/14/02		4,082	0	24.50	3/14/2012	0	0
	3/14/02		70,918	0	24.50	3/15/2012	0	0
	3/29/05		15,000	0	28.16	3/30/2015	0	0
	5/10/06		12,000	0	35.11	5/10/2016	0	0
	12/6/06		15,000	0	39.48	12/6/2016	0	0
	2/20/08		4,166	8,334	47.37	2/20/2018	0	0
	12/22/08			20,000	29.88	12/22/2018	0	0

(1)	On November 16, 2006, the Compensation Committee approved the award of the stock options and restricted stock subject to Mr. Cabell commencing employment as President of Seneca Resources Corporation. The actual award date was Mr. Cabell’s first day of employment, December 11, 2006.

(2)	Options vest one year after grant date except for the following awards:

Options granted on March 14, 2002 vested over a period of 3 years — 1/3 on March 14, 2003, 1/3 on March 14, 2004 and the balance on March 13, 2005.

Options granted on March 29, 2005 vested on June 29, 2005.

Options and restricted stock granted on December 11, 2006 vested on December 11, 2009.

SARs granted on February 20, 2008 had a vesting schedule over a period of 3 years — 1/3 vested on February 20, 2009, 1/3 were scheduled to vest on February 20, 2010 (but did not fulfill the applicable performance condition and thus were forfeited) and 1/3 are scheduled to vest on February 20, 2011, subject to fulfillment of performance conditions.

SARs granted on December 22, 2008 vest over a period of 3 years — 1/3 vested on December 22, 2009, 1/3 are scheduled to vest on December 22, 2010 and 1/3 are scheduled to vest on December 22, 2011, subject to fulfillment of performance conditions.

(3)	Awards were issued at Fair Market Value (FMV), as defined by the stockholder approved 1997 Award and Option Plan as the average of the high and low trade prices on the day of exercise.

(4)	Option expiration date unless there is a premature termination of employment or a “Change in Control” or “change in ownership” of the Company as defined in the 1997 Award and Option Plan.

(5)	For Mr. Cabell, represents an award of 15,000 shares of restricted stock that vested on December 11, 2009, an award of 25,000 shares of restricted stock that will vest in one fifth increments on December 5, 2011, 2012, 2013, 2014 and 2015, and an award of 35,000 shares of restricted stock that will vest on March 20, 2018, subject to Mr. Cabell’s continued employment. The market value represents the total number of unvested restricted stock shares multiplied by the FMV as of September 30, 2009.

Please refer to the “Potential Payments Upon Termination or Change-in-Control” section within this proxy statement for additional information regarding termination prior to and after the vesting date of the awards.

Option Exercises and Stock Vested — Fiscal 2009

The following table sets forth, as to each named executive officer, information with respect to stock option exercises and vesting of restricted stock during fiscal 2009.

	Option Awards		Stock Awards
	Number of	Value	Number of	Value
	Shares	Realized	Shares	Realized
	Acquired on	on	Acquired on	on
	Exercise	Exercise	Vesting	Vesting
Name	(#)	($)(1)	(#)	($)(2)

David F. Smith	0	0	0	0
Ronald J. Tanski	5,000	29,444	—	—
Matthew D. Cabell	0	0	0	0
Anna Marie Cellino	0	0	0	0
James D. Ramsdell	50,000	766,959	—	—

(1)	Represents the aggregate difference between the exercise price and the fair market value of the common stock on the date of exercise.

(2)	Represents the fair market value of the shares on the date the restrictions lapse.

Pension Benefits

The following table sets forth information with respect to the pension benefits as of September 30, 2009 of each of the named executive officers. The Company offers a qualified pension plan and a supplemental benefit plan in which certain of the named executive officers participate.

		Number of	Present Value	Payments
		Years	of	During
		Credited	Accumulated	Last
		Service	Benefit	Fiscal Year
Name	Plan Name	(#)(1)	($)(1)	($)

David F. Smith	Executive Retirement Plan	31	4,386,815	0
	National Fuel Gas Company Retirement Plan	30	1,148,449	0
Ronald J. Tanski	Executive Retirement Plan	30	3,033,805	0
	National Fuel Gas Company Retirement Plan	29	1,124,907	0
Matthew D. Cabell	Executive Retirement Plan	N/A	N/A	N/A
(not a participant)	National Fuel Gas Company Retirement Plan	N/A	N/A	N/A
Anna Marie Cellino	Executive Retirement Plan	28	1,090,299	0
	National Fuel Gas Company Retirement Plan	27	983,980	0
James D. Ramsdell	Executive Retirement Plan	33	1,073,250	0
	National Fuel Gas Company Retirement Plan	32	1,319,694	0

(1)	The years of credited service and present value of accumulated benefits were determined by Mercer the plan actuary using the same assumptions used for accounting and disclosure purposes. Please refer to Note H, Retirement Plan and Other Post-retirement Benefits, to the Company’s financial statements for a discussion of these assumptions.

Retirement Plan

The National Fuel Gas Company Retirement Plan (the “Retirement Plan”) is a tax-qualified defined benefit plan. The Retirement Plan provides unreduced retirement benefits at termination of employment at or after age 65, or, with ten years of service, at or after age 60. Participants may retire with no reduction in their accrued benefit on or after the date on which the sum of their age plus years of service equals ninety. For the Retirement Plan, credited service is the period that an employee is a participant in the plan and receives pay from the Company or one of its participating subsidiaries. Credited service does not include the first year of employment and is measured in years, with a maximum of 40 years of credited service. The Retirement Plan does not permit the granting of extra years of credited service to the participants.

A reduced retirement benefit is available upon attainment of age 55 and completion of ten years of service. For retirement between ages 55 and 60, the benefit is reduced by 5% for each year retirement precedes age 60 (for example, a participant who retires at age 59 would receive a retirement benefit equal to 95% of the unreduced benefit). As of September 30, 2009, Mr. Smith is eligible for an early retirement benefit of 80% of the unreduced benefit. Mr. Smith is eligible for certain retirement benefits under his Retirement Benefit Agreement if, prior to March 1, 2011, he is terminated without cause or resigns for good reason. See the “Potential Payments Upon Termination or Change-in-Control” section within this proxy statement. As of September 30, 2009, Mr. Tanski is eligible for an early retirement benefit equal to 85% of the unreduced benefit. Mrs. Cellino is eligible for an early retirement benefit equal to 80% of the unreduced benefit. Mr. Ramsdell is currently not eligible for an early retirement benefit.

The base benefit under the Retirement Plan is a life annuity that is calculated as the product of (a), (b) and (c), where (a) is final average pay, (b) is years of credited service, and (c) is 1.5%. Final average pay is the average of the participant’s total pay during the five consecutive years of highest pay from the last ten years of participation. Total pay includes base salary, bonus payments, and annual At Risk Plan and EACIP payments. Total pay does not include reimbursements or other expense allowances, imputed income, deferrals under the National Fuel Gas Company Deferred Compensation Plan (the “DCP”), fringe benefits, or Performance Incentive Program awards or equity awards. The benefit under the Retirement Plan is limited by maximum benefits and compensation limits under the Internal Revenue Code.

Other forms available at retirement include joint and survivor, term-certain, and Social Security adjusted annuities. All are calculated on an actuarially equivalent basis using a 6% interest rate and unisex mortality factors developed from 1971 Group Annuity Mortality Table rates.

Executive Retirement Plan

The National Fuel Gas Company and Participating Subsidiaries Executive Retirement Plan (the “ERP”) is a non-tax-qualified deferred compensation plan. The Chief Executive Officer of the Company designates all participants of the ERP.

The ERP provides a two-part benefit: a Tophat Benefit and a Supplemental Benefit. The Tophat Benefit makes an ERP participant whole for any reduction in the regular pension he or she receives under the Retirement Plan resulting from Internal Revenue Code limitations and/or participation in the Company’s Deferred Compensation Plan. The Supplemental Benefit provides an additional retirement benefit to the Retirement Plan.

The Tophat Benefit vests in the same manner and subject to the same service requirements that apply to the Retirement Plan. The Supplemental Benefit vests at age 55 and completion of five years of credited service. An ERP participant who vests in the Tophat Benefit, but does not vest in the Supplemental Benefit, receives only a Tophat Benefit. A participant who is vested in both the Tophat Benefit and the Supplemental Benefit and who terminates service with the Company before age 65 receives the Tophat Benefit and a portion of the Supplemental Benefit that is based upon the participant’s age and years of credited service. For the Executive Retirement Plan, credited service is the number of years the participant has been employed by the Company or one of its participating subsidiaries, not to exceed forty years.

The Tophat Benefit is stated as a life annuity that is calculated as the difference between (a) and (b), where (a) is the benefit the ERP participant would have received under the Retirement Plan but for the limitations imposed by the Internal Revenue Code and adjusted as if deferrals under the deferred compensation plan were not excluded from the definition of final average pay; and (b) is the base benefit the participant receives under the Retirement Plan.

Assuming retirement at age 65, the Supplemental Benefit is stated as a life annuity that is calculated using the following formula:

(a) 1.97% of final average pay for each year of service not in excess of 30 years; plus

(b) 1.32% of final average pay for each of the next 10 years of service that are in excess of 30 (but not to exceed 10); minus

(c) 1.25% of an assumed Social Security benefit (calculated as if the participant had no future wages) for each year of service not in excess of 40 years; minus

(d) the participant’s base benefit under the Retirement Plan; minus

(e) the participant’s Tophat Benefit.

Final average pay under the ERP is the same as under the Retirement Plan, except that deferrals to DCP are not excluded and the Internal Revenue Code limitations are not considered.

If a participant retires before age 65, the amounts determined in (a) and (b) above are multiplied by an early retirement percentage from the table that follows:

Early
Retirement	Retirement
Age	Percentage

65	100
64	94
63	88
62	82
61	70
60	58
59	46
58	34
57	22
56	10
55 and 2 months	0

The early retirement percentages set forth above are increased by 1.5% for each year of service in excess of 30 years (provided the total early retirement percentage does not exceed 100%).

The normal form of benefit under the ERP is a four-year period certain annuity that is actuarially equivalent to the lump-sum present value (calculated using the most recently published mortality table that is generally accepted by American actuaries and reasonably applicable to the ERP, and a 6 percent discount rate) of the sum of the participant’s Tophat Benefit and Supplemental Benefit (if the participant is vested therein). Other available forms of payment include single life, ten-year period certain and life, and joint and survivor annuities.

Nonqualified Defined Contribution and Other Nonqualified Deferred Compensation Plans

The Deferred Compensation Plan (DCP) is a non-qualified deferred compensation plan, which was instituted for certain high-level management employees of the Company and certain subsidiaries. The DCP is not an active plan and has been closed with no deferrals since July 31, 2002. The purpose of the DCP was to provide retirement/savings financial planning opportunities, which were not available to the officers in the qualified retirement plans due to Internal Revenue Code limitations. All account balances are subject to the general creditors of the Company.

DCP participants were able to defer receipt of portions of their salaries and bonuses, to be paid to them following retirement, termination of employment, death or earlier in certain circumstances. The participants were eligible to elect a “Savings” and/or a “Retirement” account. The participant signed a contract selecting the amount to be deferred for the upcoming deferral period, the type of account (Savings and/or Retirement), annuity term (5, 10 or 15 years) if a Retirement account and up to three dates with percentages and/or dollar amounts if a Savings account. The annuity for the Retirement account is determined by setting the interest rate on all outstanding balances at 135% of the average of the Moody’s Index in effect for the 60-month period that ends with the month preceding the month of retirement.

Beginning with deferrals after May 1, 1994, the participants could select a Savings and/or a Retirement account. The two investment choices were the Moody’s Composite Average of Yields on Corporate Bonds in effect for the month of May prior to the plan year beginning August 1 and a return equal to the total return of the Standard and Poor’s 500 stock index minus 1.2% per annum (“S&P 500 Minus 1.2% Election”). The participant could select either the Moody’s Index or the S&P 500 Minus 1.2% Election, but not both within the same account. In addition, participants with deferrals after May 1, 1994 could elect to defer their Savings and Retirement account balance past their retirement date, but not past age 70.

The DCP deferral contract indicates the participant’s investment selection and future payouts or retirement choices regarding the term of the annuity (5, 10 or 15 years). A participant who selected the S&P 500 Minus 1.2% Election for his Retirement account may, after he reaches age 55, switch once to the Moody’s Index. For a participant who retires and elected to invest in the S&P 500 Minus 1.2% Election, the investment’s return will assume the Moody’s Index six months prior to his retirement date in order to determine the final benefit.

The Company also maintains a non-qualified tophat plan. See notes b) and c) under the All Other Compensation Table. The Company pays the Tophat benefit no later than March 15 of the calendar year following the year in which the Tophat benefit was earned.

See “Potential Payments Upon Termination or Change-in-Control” section within this proxy statement for additional information regarding the effect of termination of employment on the DCP.

The following table reflects the earnings, distributions and total balance of the National Fuel Gas Company Deferred Compensation Plan (DCP) and Tophat Plan:

	Executive	Registrant	Aggregate	Aggregate	Aggregate
	Contributions	Contributions	Earnings (Loss)	Withdrawals/	Balance at
	in Last FY	in Last FY	in Last FY	Distributions	Last FYE
Name	($)	($)(1)	($)(2)	($)(3)	($)(4)

David F. Smith	0	102,632	(13,414)	92,263	252,438
Ronald J. Tanski	0	63,476	0	61,294	59,051
Matthew D. Cabell	0	23,809	0	17,666	21,058
Anna Marie Cellino	0	35,652	1,098	18,743	292,289
James D. Ramsdell	0	15,338	0	12,143	14,393

(1)	Refer to notes b) and c) to the All Other Compensation Table.

(2)	This represents the net earnings (losses) during the fiscal year for the Deferred Compensation Plan. The loss for Mr. Smith represents losses associated with the S&P 500 minus 1.2% election. The earnings for Mrs. Cellino represents earnings associated with the Moody’s election offset by losses associated with the S&P election. For Mrs. Cellino, the earnings associated with the Moody’s Index were not considered to be above market as the rates earned were less than what could have been earned by a similar investment choice that is offered in the 401(k) plan. The DCP interest credited for the S&P 500 Minus 1.2% Election is also not considered Above Market because a similar type of investment choice is offered within the 401(k) plan which is generally available to full-time employees with six months of service.

(3)	This represents the annual tophat payment for the calendar year ended December 31, 2008, which was paid in January, 2009.

(4)	This represents the ending DCP balance, if any, plus the tophat accruals for the period January 1, 2009 through September 30, 2009.

Description of Potential Payments Upon Termination or Change-in-Control

The information below describes and quantifies certain compensation that would become payable under existing plans and arrangements if the named executive officer’s employment had terminated on September 30, 2009 (the last business day of the Company’s fiscal year), assuming the named executive officer’s compensation and service levels as of that date and, if applicable, based on the fair market value (FMV) of the Common Stock on that date. The FMV is the average of the high and low stock price on September 30, 2009. These benefits are in addition to benefits available generally to most salaried employees.

National Fuel Gas Company Performance Incentive Program

Termination for Cause

Regardless of whether the performance period has been completed and the named executive officer would have been entitled to a cash payment, if a named executive officer’s employment is terminated for Cause at any time prior to payment under this program, the named executive officer is no longer entitled to the payment.

“Cause” under the Performance Incentive Program generally means:

•	the executive’s failure to comply with a reasonable and lawful written directive of the Board of Directors or the Chief Executive Officer;

•	the executive’s failure to perform the substantial responsibilities of the executive’s position;

•	any act of dishonesty, gross negligence, or misconduct by the executive;

•	the executive’s conviction of or entering a plea of guilty or nolo contendere (will not contest) to a crime constituting a felony or the executive’s willful violation of any law, rule or regulation; or

•	the executive engages in any business which is competitive with that of the Company.

Termination for Any Other Reason

If a named executive officer’s employment terminates during a performance period for any reason other than Cause, the named executive officer will be entitled to the amount that would have been payable to the named executive officer if the named executive officer remained employed for the entire performance period, pro-rated based on the number of days completed within said performance period prior to termination. Any payment to the named executive officer will also be subject to any conditions as determined by the Chief Executive Officer.

Change of Control

In the event of a Change of Control, the performance period will be truncated, and the Compensation Committee will determine each named executive officer’s payment based on achievement of the performance conditions. The payment will be pro-rated based on the truncated time period.

“Change of Control” under the Performance Incentive Program generally means:

•	notice of a Schedule 13D filing with the SEC disclosing that any person (as such term is used in Section 13(d) of the 1934 Act) is the beneficial owner, directly or indirectly, of twenty (20) percent or more of the outstanding stock of the Company;

•	a tender or exchange offer to acquire, directly or indirectly, twenty (20) percent or more of the outstanding stock of the Company;

•	consolidation or merger of the Company in which the Company is not the surviving corporation, other than a consolidation or merger of the Company in which holders of its stock immediately prior to the consolidation or merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the consolidation or merger as immediately before;

•	consolidation in which the Company is the surviving corporation but in which the common stockholders of the Company immediately prior to the consolidation or merger do not hold at least a majority of the outstanding common stock of the continuing or surviving corporation;

•	sale or other transfer of all or substantially all the assets of the Company; or

•	a change in the majority of the members of the Board of Directors of the Company within a 24-month period unless the election or nomination for election by the Company’s stockholders of each new director was approved by the vote of at least two-thirds of the directors then still in office who were in office at the beginning of the 24-month period.

National Fuel Gas Company 1997 Award and Option Plan

Noncompetition

Under this plan, if a named executive officer engages in any business or activity competitive with that of the Company, without the Company’s written consent, or the named executive officer performs any act that is against the best interests of the Company, all unexercised, unearned or unpaid awards are forfeited.

Termination of Employment

As a general rule, if the named executive officer’s employment with the Company terminates for a reason other than death, disability, retirement, or any approved reason, all unexercised, unearned or unpaid awards are forfeited, unless otherwise stated below or in an award notice to the named executive officer. The Compensation Committee has the authority to determine what events constitute disability, retirement, or termination for an approved reason.

Incentive Stock Options

Except as otherwise disclosed in an award letter, if the named executive officer’s employment with the Company terminates, any incentive stock option that has not expired will terminate, and the named executive officer will no longer be entitled to purchase shares of the Company’s Common Stock pursuant to such incentive stock option except that:

i.) Upon termination of employment (other than by death), the named executive officer may, within three months after the date of termination of employment, purchase all or part of the shares of the Common Stock which the named executive officer was entitled to purchase under the incentive stock option on the date of termination of employment. However, if termination of employment occurs by reason of death, disability or retirement at age 65 or later, then the Company must offer to extend the term of those incentive stock options to the lesser of five years or the original term, unless the named executive officer is president or chief executive officer of the Company or president of a “principal subsidiary” (an entity owned at least 80% by the Company with at least $5 million net income in the most recently completed fiscal year), in which case the Company must offer to extend the term of that person’s incentive stock options to the original term.

ii.) Upon the death of the named executive officer while employed with the Company or within three months after the date of termination of employment, the executive officer’s estate or beneficiary may, within one year after the date of the named executive officer’s death, purchase all or part of any shares of Common Stock which the named executive officer was entitled to purchase under such incentive stock option on the date of death.

Non-Qualified Stock Options and Stock Appreciation Rights

Except as otherwise disclosed in an award letter, any non-qualified stock option (including any stock appreciation right) that has not expired will terminate upon the termination of the named executive officer’s employment with the Company, and no shares of Common Stock may be purchased pursuant to the non-qualified stock option, except that:

i.) Upon termination of employment for any reason other than death, discharge by the Company for cause, or voluntary resignation of the named executive officer prior to age 60, a named executive officer may, within five years after the date of termination of employment, or any such greater period of time that the Compensation Committee deems appropriate, exercise all or part of the non-qualified stock option, which the named executive officer was entitled to exercise on the date of termination of employment or subsequently becomes eligible to exercise as follows: (a) six months after the date of grant, if the named executive officer has voluntarily resigned on or after his 60th birthday, after the date of grant, and before such six months; or (b) on the date of the named executive officer’s voluntary resignation on or after his 60th birthday and at least six months after the date of grant. However, if termination of employment occurs by reason of death, disability or retirement, then each non-qualified stock option would remain exercisable for the lesser of five years or the unexpired term, unless the named executive officer is the president or chief executive officer of the Company, or president of a principal subsidiary, then each non-qualified stock option would remain exercisable for the balance of its unexpired term.

ii.) Upon the death of a named executive officer while employed with the Company or within the period stated in the preceding paragraph i.), the named executive officer’s estate or beneficiary may, within five years after the date of the named executive officer’s death while employed, or within the period stated in paragraph i.) above, exercise all or part of the non-qualified stock option, which the named executive officer was entitled to exercise on the date of death.

As specified in Mr. Cabell’s award letter, upon a voluntary termination of employment or an involuntary termination for Just Cause, all non-qualified stock options are forfeited. Upon an involuntary termination due to death or for other than Just Cause, all non-qualified stock options will become exercisable and will remain exercisable for three years.

Restricted Stock

As specified in Mr. Cabell’s award letter dated December 12, 2006, the following will occur with respect to his restricted stock upon a termination:

i.) unless his termination is due to death or termination by the Company without Just Cause, he will forfeit his right to the restricted stock if his employment with the Company terminates for any reason prior to the expiration of the vesting restrictions;

ii.) in the event of either his termination by the Company without Just Cause or his death before December 11, 2009, all restrictions will lapse on the date of his death or termination without Just Cause.

The restrictions on vesting lapsed on December 11, 2009.

In this context, “Just Cause” means the failure to comply with Company policies on hedging, financial reporting, accurate accounting, disclosure of information about the Company, or regulatory compliance; fraud, misconduct, or dishonesty related to employment; illegal conduct amounting to a misdemeanor or felony; or the willful and continued failure to substantially perform duties with the Company after written warnings specifically identifying the lack of substantial performance.

As specified in Mr. Cabell’s award letter dated February 15, 2008, the following will occur with respect to his restricted stock upon a termination:

i.) unless his termination is due to death, he will forfeit his right to the restricted stock if his employment with the Company terminates for any reason prior to the expiration of the vesting restrictions;

ii.) in the event of his death, all restrictions will lapse.

The restrictions on vesting of 20% of the restricted stock will lapse on December 5, 2011, and the vesting restrictions on an additional 20% of such shares will lapse on each subsequent December 5 and thus all vesting restrictions will lapse on December 5, 2015.

As specified in Mr. Cabell’s award letter dated September 18, 2009, the following will occur with respect to his restricted stock upon a termination:

i.) unless his termination is due to death or Disability, he will forfeit his right to the restricted stock if his employment with the Company terminates for any reason prior to the expiration of the vesting restrictions;

ii.) in the event of either his death or Disability, all restrictions will lapse on the date of death or Disability.

The restrictions on vesting will lapse on March 20, 2018.

In this context, “Disability” occurs when and if, as a result of disease, injury or mental disorder, he is incapable of engaging in regular employment or occupation with the company, and if and so long as the Social Security Administration has determined that he is disabled; except that he will not be considered disabled if the disability (i) was contracted, suffered or incurred by reason of being or having been engaged in any criminal or illegal activity, (ii) resulted from habitual drunkenness or narcotic or drug addiction, (iii) resulted from an intentionally self-inflicted injury, or (iv) resulted from service in the armed forces for which a military allowance or pension is paid.

Change in Control and Change in Ownership

If there is a Change in Ownership or a named executive officer’s employment terminates within three years following a Change in Control, unless the termination is due to death, disability, Cause, resignation by the named executive officer other than for Good Reason, or retirement, all terms and conditions lapse, and all unvested awards become vested. In addition, any outstanding awards are cashed out based on the Fair Market Value of the Common Stock as of either the date the Change in Ownership occurs or the date of termination following a Change in Control. For this purpose, “Fair Market Value” is the average of the high and low market price. In addition, the noncompetition provision mentioned above will become null and void.

For purposes of this section, “Change in Control” has a meaning similar to the definition of Change of Control, which was defined earlier under the “Performance Incentive Program” section. The only major difference between the 1997 Award and Option Plan definition of Change in Control and the Performance Incentive Program Change of Control definition is that the 1997 Award and Option Plan provides that a Change in Control shall be deemed to have occurred at such time as individuals who constitute the Board of Directors of the Company on January 1, 1997 (the “Incumbent Board”) have ceased for any reason to constitute at least a majority, provided that any person becoming a director subsequent to January 1, 1997 whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board (either by specific vote or by approval of the proxy statement of the Company in which such person is named as nominee for director without objection to such nomination) shall be considered as though such person was a member of the Incumbent Board. The Performance Incentive Program instead states that a Change of Control shall be deemed to have occurred when there is change in the majority of the members of the Board of Directors of the Company within a 24-month period unless the election or nomination for election by the Company’s stockholders of each new director was approved by the vote of at least two-thirds of the directors then still in office who were in office at the beginning of the 24-month period.

“Change in Ownership” means a change which results directly or indirectly in the Common Stock ceasing to be actively traded on a national securities exchange or the National Association of Securities Dealers Automated Quotation System.

“Good Reason” means a good faith determination made by a named executive officer that the Company has materially reduced the responsibilities, prestige or scope of the named executive officer’s position. Examples include the assignment to the named executive officer of duties inconsistent with the named executive officer’s position, assignment of the executive to another place of employment more than 30 miles from the named executive officer’s current place of employment, or reduction in the named executive officer’s total compensation or benefits. The named executive officer must specify the event relied upon for his or her determination by written notice to the Board of Directors within six months after the occurrence of the event.

National Fuel Gas Company Tophat Plan

Under the Company’s Tophat Plan, the Company restores to the named executive officers benefits lost under the Tax Deferred Savings Plan due to the Internal Revenue Code or qualified plan limits.

Retirement or Termination of Employment

If a named executive officer retires or his employment is terminated, the named executive officer (or his or her beneficiary in the event of his death) will receive a lump sum payment equal to the value of his benefit, as of the date of retirement or termination of employment.

National Fuel Gas Company 2007 Annual at Risk Compensation Incentive Plan (“AARCIP”)

Noncompetition

If, in the opinion of the Compensation Committee, the named executive officer, without the written consent of the Company, engages in any business or activity that is competitive with that of the Company, or the named executive officer performs any act which in the opinion of the Committee is against the best interests of the Company, the named executive officer must forfeit all unearned and/or unpaid At Risk Awards.

Termination of Employment Other Than Due to Death, Disability, Retirement, Or an Approved Reason

If a named executive officer’s employment with the Company or a subsidiary terminates for a reason other than death, disability, retirement, or an approved reason, all unearned or unpaid At Risk Awards will be canceled or forfeited, unless stated below or in an award notice to the named executive officer. The Compensation Committee has the authority to determine what events constitute disability, retirement, or termination for an approved reason.

Termination Due to Disability, Retirement, Or an Approved Reason

In the event of the disability, retirement or termination for an approved reason of a named executive officer during a performance period, the named executive officer’s participation will be deemed to continue to the end of the performance period, and the named executive officer will be paid a percentage of the amount earned, based upon the extent, if any to which the respective performance criteria are attained, proportionate to the named executive officer’s period of active service during the performance period.

Death

If a named executive officer dies during a performance period, the named executive officer’s beneficiary will be paid an amount proportionate to the period of active service during the performance period, based upon the maximum amount, which the named executive officer could have earned under the At Risk Award.

Change in Control and Change in Ownership

In the event of a Change in Ownership (which has the same definition as provided in the 1997 Award and Option Plan, discussed above) or a named executive officer’s employment terminates within three years following a Change in Control, unless the termination is due to death, disability entitling the named executive officer to benefits under the Company’s long-term disability plan, Cause, resignation by the named executive officer other than for Good Reason (which has the same definition as provided in the 1997 Award and Option Plan, discussed above), or retirement entitling the named executive officer to benefits under the Company’s retirement plan, the named executive officer will be entitled to a single lump sum cash payment equal to a prorated portion of the At Risk Award previously established for the performance period which has commenced but has not yet ended, and 100% of the At Risk Award previously earned by, but not yet paid, to the named executive officer during each performance period that has ended.

“Change in Control” under the AARCIP has the same meaning as provided in the 1997 Award and Option Plan, discussed above, except with respect to an incumbent board. The AARCIP provides that a Change in Control occurs if individuals who constitute the Board on January 1, 2007 (the “Incumbent Board) cease to constitute at least a majority, provided that any person becoming a director subsequent to January 1, 2007 whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board will be considered as though he or she was a member of the Incumbent Board.

“Cause” means the executive’s willful and continued failure to substantially perform his duties after written warnings specifically identifying his lack of substantial performance or his willful engaging in illegal conduct which is materially and demonstrably injurious to the Company or its subsidiaries.

National Fuel Gas Company Executive Annual Cash Incentive Program (“EACIP”)

Participants in the Company’s EACIP include executive officers other than those who participate in the Company’s AARCIP. Payment in full of any amount payable to the participant requires service by the participant for the entire performance period.

Termination For Cause Or Termination Before Six Months Of The Performance

A participant will forfeit any right to receive payment if (i) his or her employment is terminated for cause, or (ii) his or her employment is terminated for any other reason and fewer than six months of the performance period have passed. “Cause” has the same definition as provided in the Performance Incentive Program, discussed above.

Termination for Any Other Reason and the Passing of Six or More Months of the Performance Period

If a participant’s employment is terminated for any reason other than cause and six or more months of the performance period have passed, the amount payable to the participant will be based upon the amount that would have been payable absent termination, pro-rated for the amount of time worked during the performance period.

Change In Control

In the event of a Change in Control of the Company, all performance periods then in progress will be deemed to have ended as of the end of the most recently completed fiscal quarter, or as of the date of the Change in Control if that date coincides with the end of a quarter. The amount payable will be based on achievement of the performance conditions through the end of the truncated performance period, but annualized for the then-current fiscal year, and pro-rated based upon the duration of the truncated performance period. “Change in Control” under the EACIP has the same meaning as provided in the Performance Incentive Program, discussed above.

Deferred Compensation Plan (“DCP”)

The term Change in Control under the DCP has a similar definition as provided in the Performance Incentive Program, discussed above.

Termination For Any Reason Other Than Death or Retirement Prior to a Change in Control

In the event of a termination for any reason, other than death or retirement, prior to a Change in Control, the named executive officer is entitled to receive his or her retirement account balance in the form of a lump sum payment.

Termination After A Change in Control or Death

If the named executive officer’s employment terminates for any reason, other than retirement, after a Change in Control or the named executive officer dies at any time during his employment with the Company, the named executive officer (or his or her beneficiary) will receive in the form of a lump sum payment any undistributed savings account balance, retirement account balance, and accumulation account balance.

Retirement

In the case of retirement at any time, the named executive officer is entitled to a monthly payment (a 15-year annuity, unless the named executive officer elected to receive a 5- or 10-year annuity) based on his retirement account balance and accumulation account balance. However, if the named executive officer does not have a retirement account balance and his accumulation account balance is less than $5,000 at the date of retirement, that account will be paid in the form of a lump sum equal to the value of the account. If the named executive officer dies before the commencement of the retirement annuity, the entire DCP balance will be paid in full as a lump sum payment to the named executive officer’s beneficiary. If the named executive officer dies after commencement of the annuity, the annuity will continue to be paid to the named executive officer’s beneficiary for the remainder of its original term.

Employment Continuation and Noncompetition Agreement

If there is a Change in Control, and the executive remains employed thereafter, the executive’s annual salary and employee benefits are preserved for at least three years at the levels then in effect for the named executive officers. The Agreement also provides the benefits described below.

Termination by the Company Without Cause Or Termination By the Executive For Good Reason

Severance Benefit

In the event of termination of a named executive officer within three years of a Change in Control without Cause or by the named executive officer for Good Reason, the named executive officer is entitled to a single lump sum cash payment equal to 1.99 times the sum of the named executive officer’s annual base salary and the average of the annual cash bonus for the previous two fiscal years. The named executive officers are also entitled to any vested benefits under the employee benefit plans, including any compensation previously deferred and not yet paid and any amounts payable pursuant to any agreement with the named executive officer.

If the named executive officer’s employment terminates at any time during the three-year period ending on the first day of the month following the named executive officer’s sixty-fifth birthday, the multiplier will not be 1.99, but will be a number equal to 1.99 times (x/1095), where x equals the number of days remaining until the named executive officer’s sixty-fifth birthday. In addition, the extension of any welfare benefits will cease at age 65.

“Cause” means the named executive’s gross misconduct, fraud or dishonesty, which has resulted or is likely to result in material economic damage to the Company or its subsidiaries as determined in good faith by a vote of at least two-thirds of the non-employee directors of Company at a meeting of the Board.

“Change in Control” has a similar definition as provided in the Performance Incentive Program, discussed above. However, Mr. Cabell’s agreement also provides that a Change in Control will occur if the Company sells more than 50% ownership of Seneca Resources.

“Good Reason” means there is a material diminution in the named executive’s responsibilities, base compensation or budget, or in the responsibilities of the person to whom the named executive is required to report. “Good Reason” also includes a requirement that the named executive relocate to an office outside the United States or more than 30 miles from the location at which the executive performed his services immediately prior to the Change in Control, or any other action or inaction that constitutes a material breach by the Company of the agreement. The Company has a period of 30 days to cure any acts which would otherwise give the executive the right to terminate his employment for Good Reason.

Continuation of Health and Welfare Benefits

In addition to the severance payment, the named executive officer will be entitled to participate in the Company’s employee and executive health and welfare benefit plans, excluding any vacation benefits, for eighteen months following termination (or, in the case of Mr. Cabell, until the end of the second calendar year following termination for purposes of any non-health-related benefit) or until the named executive officer becomes eligible for comparable benefits at a subsequent employer.

Retirement

Except for Mr. Cabell, if the named executive officer is at least fifty-two years old at the date of termination, the named executive officer will be deemed to have earned and be vested in the retirement benefits that are payable to the named executive officer under the Company retirement plans.

Termination for Cause or the Executive Voluntarily Terminates

If the named executive officer’s employment is terminated for Cause, death, disability, or the named executive officer voluntarily terminates his employment other than for Good Reason, the named executive officer will not be entitled to the severance benefit discussed above. The named executive officer (or his or her beneficiary) will be entitled to any vested benefits under the employee benefit plans, including any compensation previously deferred and not yet paid and any amounts payable pursuant to any agreement between the named executive officer and the Company. The named executive officer will also be entitled to any other benefits provided in the Company’s plans for death or disability.

Noncompetition

Unless the named executive officer has elected not to be bound by the noncompete provisions of the Agreement, the Company will make a lump sum payment of one times the sum of the named executive officer’s annual base salary and the average of the annual cash bonus for the previous two fiscal years. The noncompete payment will not be paid to the named executive officer if his or her employment is terminated by reason of death or disability.

In order for the named executive officer to be entitled to the noncompete payment, the named executive officer may not directly or indirectly engage in, become employed by, serve as an agent or consultant to, or become a partner, principal or stockholder (other than a holder of less than 1% of the outstanding voting shares of any publicly held company) of any business or entity that is engaged in any activity which is competitive with the business of the Company or its subsidiaries or affiliates in any geographic area in which the Company or its subsidiaries are engaged in competitive business.

Life Insurance Premium Agreement for David F. Smith

The Life Insurance Premium Agreement for David F. Smith provides Mr. Smith with an annual payment of $33,000 commencing October 1, 2009 and continuing until the Termination Date. Mr. Smith must document that all payments received were used to make premium payments on life insurance covering Mr. Smith’s life and that life insurance remains in force. If the Termination Date occurs before October 1 of any year, the Company is not obligated to make the payment.

In this context, “Termination Date” means the earliest of Mr. Smith’s death, October 31, 2017, or the date Mr. Smith’s employment is terminated for Cause; and “Cause” means misconduct in respect of Mr. Smith’s duties that has damaged or is likely to damage the Company, including any endeavor to interfere in the business relations of the Company, to compete with the Company or otherwise engage or assist in any enterprise that is competitive with the Company in any material respect.

Retirement Benefit Agreement for David F. Smith

The Retirement Benefit Agreement for David F. Smith provides Mr. Smith with certain retirement benefits in the event the Company terminates Mr. Smith without Cause, or Mr. Smith terminates employment with Good Reason, prior to March 1, 2011 (the first day of the month after which Mr. Smith reaches 57 1/2 years of age). “Cause” means the failure by Mr. Smith to substantially perform duties or the engaging in illegal conduct, gross misconduct, fraud or dishonesty, which injures the Company in a material way. “Good Reason” means a significant reduction in the nature and scope of duties and direct reporting responsibilities, a significant reduction in total potential compensation, or a requirement to relocate more than 100 miles away from the Company’s headquarters.

The payment that Mr. Smith would receive under the Retirement Benefit Agreement would be calculated to ensure that Mr. Smith receives benefits equivalent to what he would have received under the terms of the Executive Retirement Plan and the qualified Retirement Plan if he had attained age 57 1/2 at the time of his termination of employment. The Retirement Benefit Agreement will terminate on March 1, 2011 if benefits have not become payable under the agreement or the first date both Mr. Smith and his wife are deceased. In addition, the agreement will terminate before March 1, 2011 if Mr. Smith is terminated for any reason other than a termination by the Company without cause or by Mr. Smith with Good Reason.

Post-Employment Benefits for Matthew D. Cabell

To the extent Matthew D. Cabell is employed by Seneca Resources Corporation or another Company subsidiary until and including March 20, 2018, post-employment medical and prescription drug benefits will be provided to Mr. Cabell, subject to the same terms and conditions, including the same monthly cost and with the same levels and types of benefits, as applicable to then-retiring officers of the Company’s utility subsidiary. Mr. Cabell will forfeit these benefits if he resigns before March 20, 2018 or if the Company or one of its subsidiaries terminates his employment at any time.

Potential Payments Upon Termination or Change-in-Control Table

Due to the number of factors that affect the nature and amount of any benefit provided upon the events discussed above, any actual amounts paid or distributed may be different from the amounts contained in the following table. Factors that could affect these amounts include the timing during the year of any such event, the market value of the Common Stock and the named executive officer’s age. For Column (2), “Retirement,” will be “N/A” if the named executive officer was not eligible to retire on September 30, 2009. In that case, the Company would have accrued benefits payable to the named executive officer, which are accrued amounts in the other columns for the different types of terminations.

The payments that would have been due upon a “termination for cause” on September 30, 2009 other than in connection with a change-in-control are not shown in a separate column in the following table. The payments that would have been due in that case are the Deferred Compensation Plan balances of $156,106 for Mr. Smith, $0 for Mr. Tanski, $0 for Mr. Cabell, $257,582 for Mrs. Cellino and $0 for Mr. Ramsdell and the applicable accrued Tophat Plan benefit for the period January 1, 2009 to September 30, 2009 of $96,332 for Mr. Smith, $59,051 for Mr. Tanski, $21,058 for Mr. Cabell, $34,707 for Mrs. Cellino and $14,393 for Mr. Ramsdell. All of the unvested and vested stock options and restricted stock awards would have been forfeited on the date of termination for cause other than in connection with a change-in-control.

The payments that would have been due upon an “involuntary termination” other than for cause and other than in connection with a Change in Control are the same as the payments under Column (1) for “Voluntary Termination,” with the following exceptions: i.) the “Bonus-At-Risk Award” could have been paid if termination was for an approved reason, such as a reduction in force, ii.) the unvested stock options would have vested if not already reflected as vested under Column (1), iii.) Mr. Smith would have received a benefit of $87,372 under the Retirement Benefit Agreement, and iv.) for Mr. Cabell, the unvested Restricted Stock would have vested upon termination.

						Potential Payments Upon Termination
	Potential Payments Upon Termination Other than in					Following a Change in Control or Change
	Connection with a Change in Control					in Board
						Company
						Terminates		Executive
						without Cause		Terminates
						and/or		Voluntarily
						Executive		Other
Executive Benefits						Terminates	Company	than for
and Payments	Voluntary					for Good	Terminates	Good
Upon Termination	Termination	Retirement		Death	Disability	Reason	for Cause	Reason
For:	$(1)	$(2)		$(3)	$(4)	$(5)	$(6)	$(7)

David F. Smith
Cash Severance(a)	N/A	N/A		N/A	N/A	3,800,393	0	0
Bonus — At Risk Award(b)	0	1,253,865		1,253,865	1,253,865	1,253,865	0	0
Performance Incentive Program(c)	1,637,132	1,637,132		1,637,132	1,637,132	1,637,132	0	1,637,132
Non-Compete(d)	0	0		0	0	1,909,745	1,909,745	1,909,745
Unvested Stock Options/SARs(f)	0	0		2,408,250	2,408,250	2,408,250	0	0
Vested and Outstanding exercisable Options/SARs(g)	N/A	N/A		N/A	N/A	4,837,250	N/A	N/A
Deferred Compensation Plan(h)	156,106	120,823		156,106	120,823	156,106	156,106	156,106
Executive Retirement Plan(i)	1,208,286	1,208,286		272,559	1,208,286	1,208,286	0	1,208,286
Retirement Agreement(j)	0	0		0	0	87,372	0	0
401(k) Tophat(k)	96,332	96,332		96,332	96,332	96,332	96,332	96,332
Post-retirement/Post- termination Health Care(m)	N/A	N/A		N/A	N/A	25,666	N/A	N/A
Welfare Plan Benefits and Fringe Benefits(n)	0	6,755		0	6,755	10,133	0	0

Total for Mr. Smith	3,097,856	4,323,193		5,824,244	6,731,443	17,430,530	2,162,183	5,007,601

Ronald J. Tanski
Cash Severance(a)	N/A	N/A		N/A	N/A	2,606,808	0	0
Bonus — At Risk Award(b)	0	739,595		739,595	739,595	739,595	0	0
Performance Incentive Program(c)	1,102,022	1,102,022		1,102,022	1,102,022	1,102,022	0	1,102,022
Non-Compete(d)	0	0		0	0	1,309,954	1,309,954	1,309,954
Unvested Stock Options/SARs(f)	0	0		1,204,125	1,204,125	1,204,125	0	0
Vested and Outstanding exercisable Options/SARs(g)	N/A	N/A		N/A	N/A	4,068,390	N/A	N/A
Executive Retirement Plan(i)	879,343	879,343		183,962	879,343	879,343	0	879,343
401(k) Tophat(k)	59,051	59,051		59,051	59,051	59,051	59,051	59,051
Post-retirement/Post- termination Health Care(m)	N/A	N/A		N/A	N/A	25,666	N/A	N/A
Welfare Plan Benefits and Fringe Benefits(n)	0	2,495		0	2,495	18,743	0	0

Total for Mr. Tanski	2,040,416	2,782,506		3,288,755	3,986,631	12,013,697	1,369,005	3,350,370

Matthew D. Cabell
Cash Severance(a)	N/A	N/A		N/A	N/A	1,901,681	0	0
Bonus — At Risk Award(b)	N/A	N/A		623,766	623,766	623,766	0	0
Performance Incentive Program(c)	836,325	N/A		836,325	836,325	836,325	0	836,325
Non-Compete(d)	0	N/A		0	0	955,619	955,619	955,619
Unvested Restricted Stock(e)	0	N/A		3,445,125	1,607,725	3,445,125	0	0
Unvested Stock Options/SARs(f)	0	N/A		1,606,800	1,606,800	1,606,800	0	0
401(k) Tophat(k)	5,150	N/A		5,150	5,150	5,150	5,150	5,150
RSA Tophat(l)	15,908	N/A		15,908	15,908	15,908	15,908	15,908
Post-retirement/Post- termination Health Care(m)	N/A	N/A	(m)	N/A	N/A	25,666	N/A	N/A
Welfare Plan Benefits and Fringe Benefits(n)	0	N/A		0	N/A	15,000	0	0

Total for Mr. Cabell	857,383	N/A		6,533,074	4,695,674	9,431,040	976,677	1,813,002

					Potential Payments Upon Termination
	Potential Payments Upon Termination Other than in				Following a Change in Control or Change
	Connection with a Change in Control				in Board
					Company
					Terminates		Executive
					without Cause		Terminates
					and/or		Voluntarily
					Executive		Other
Executive Benefits					Terminates	Company	than for
and Payments	Voluntary				for Good	Terminates	Good
Upon Termination	Termination	Retirement	Death	Disability	Reason	for Cause	Reason
For:	$(1)	$(2)	$(3)	$(4)	$(5)	$(6)	$(7)

Anna Marie Cellino
Cash Severance(a)	N/A	N/A	N/A	N/A	1,512,261	0	0
Bonus-At Risk Award(b)	0	469,861	469,861	469,861	469,861	0	0
Performance Incentive Program(c)	385,467	385,467	385,467	385,467	385,467	0	385,467
Non-Compete(d)	0	N/A	0	0	759,930	759,930	759,930
Unvested Stock Options/SARs(f)	0	0	642,220	642,220	642,220	0	0
Vested and Outstanding exercisable Options/SARs(g)	N/A	N/A	N/A	N/A	2,734,179	N/A	N/A
Deferred Compensation Plan(h)	257,582	235,331	257,582	235,331	257,582	257,582	257,582
Executive Retirement Plan(i)	266,173	266,173	72,703	266,173	266,173	0	266,173
401(k) Tophat(k)	34,707	34,707	34,707	34,707	34,707	34,707	34,707
Post-retirement/Post- termination Health Care(m)	N/A	N/A	N/A	N/A	25,666	N/A	N/A
Welfare Plan Benefits and Fringe Benefits(n)	0	0	0	0	15,000	0	0

Total for Mrs. Cellino	943,929	1,391,539	1,862,540	2,033,759	7,103,046	1,052,219	1,703,859

James D. Ramsdell
Cash Severance(a)	N/A	N/A	N/A	N/A	964,454	0	0
Short Term Incentive bonus(b)	182,301	N/A	182,301	182,301	182,301	0	182,301
Performance Incentive Program(c)	333,153	N/A	333,153	333,153	333,153	0	333,153
Non-Compete(d)	0	N/A	0	0	484,650	484,650	484,650
Unvested Stock Options/SARs(f)	0	N/A	321,100	321,100	321,100	0	0
Vested and Outstanding exercisable Options/SARs(g)	N/A	N/A	N/A	N/A	2,554,998	N/A	N/A
Executive Retirement Plan(i)	151,643	N/A	29,346	151,643	151,643	0	151,643
401(k) Tophat(k)	14,393	N/A	14,393	14,393	14,393	14,393	14,393
Post-retirement/Post- termination Health Care(m)	N/A	N/A	N/A	N/A	25,666	N/A	N/A
Welfare Plan Benefits and Fringe Benefits(n)	0	N/A	0	3,305	19,958	0	0

Total for Mr. Ramsdell	681,490	N/A	880,293	1,005,895	5,052,316	499,043	1,166,140

(a)	For all officers, severance is equal to 1.99 multiplied by the sum of i.) annual base salary and ii.) the average of the named executive officer’s annual cash bonus for the two fiscal years of the Company ending immediately prior to the effective date of the Change in Control. The earned salary and severance amount shall be paid in cash in a lump sum.

(b)	Represents the Annual At Risk Award (under the AARCIP) or Short Term Incentive bonus (under the EACIP) paid in December 2009 that was earned in fiscal 2009. This amount also appears in the Summary Compensation Table.

(c)	The target incentive payable to Mr. Smith of $1,637,132 at September 30, 2009, represents the estimated target incentive if he were to terminate, except for cause, as a participant of the three separate performance periods. The total estimated payment of $1,637,132 is composed of $636,020 for the three-year performance period ended September 30, 2009, $644,280 for the three-year performance period ended September 30, 2010, and $356,832 for the three-year performance period ended September 30, 2011.

The target incentive payable to Mr. Tanski of $1,102,022 at September 30, 2009, represents the estimated target incentive if he were to terminate, except for cause, as a participant of the three separate performance periods. The total estimated payment of $1,102,022 is composed of $510,055 for the three-year performance period ended September 30, 2009, $385,467 for the three-year performance period ended September 30, 2010, and $206,500 for the three-year performance period ended September 30, 2011.

The target incentive payable to Mr. Cabell of $836,325 at September 30, 2009, represents the estimated target incentive if he were to terminate, except for cause, as a participant of the three separate performance periods. The total estimated payment of $836,325 is composed of $456,365 for the three-year performance period ended September 30, 2009, $247,800 for the three-year performance period ended September 30, 2010, and $132,160 for the three-year performance period ended September 30, 2011.

The target incentive payable to Mrs. Cellino of $385,467 at September 30, 2009, represents the estimated target incentive if she were to terminate, except for cause, as a participant of the three separate performance periods. The total estimated payment of $385,467 is composed of $165,200 for the three-year performance period ended September 30, 2009, $110,133 for the three-year performance period ended September 30, 2010, and $110,134 for the three-year performance period ended September 30, 2011.

The target incentive payable to Mr. Ramsdell of $333,153 at September 30, 2009, represents the estimated target incentive if he were to terminate, except for cause, as a participant of the three separate performance periods. The total estimated payment of $333,153 is composed of $165,200 for the three-year performance period ended September 30, 2009, $110,133 for the three-year performance period ended September 30, 2010, and $57,820 for the three-year performance period ended September 30, 2011.

The above payments in respect of any three-year performance period will be paid in a lump sum cash amount not later than 2-1/2 months after the end of the calendar year in which the relevant performance period ends.

(d)	If the named executive officer elected to be bound by the non-compete provision contained in the Employment Continuation and Noncompetition Agreement, he or she shall receive a lump sum payment within 30 days following the named executive officer’s date of termination equal to one times the sum of i.) the named executive officer’s annual base salary and ii.) the named executive officer’s average cash bonus payable to the named executive officer for the two fiscal years of the company ending immediately prior to the effective date of the Change in Control, as compensation for the covenant not to compete.

(e)	Represents the value, at September 30, 2009, of any restricted stock that would have vested upon the termination of employment for the stated reason on September 30, 2009.

(f)	Represents the value of the unvested options/SARs that were issued to all named executive officers on February 20, 2008, and December 22, 2008. The amounts are based on the number of options/SARs that would have vested at the termination event multiplied by the difference between the fair market value of the stock on September 30, 2009 of $45.935, and the exercise price of $47.37, and $29.88, respectively. For Mr. Cabell, this amount also includes the unvested options issued on December 11, 2006, multiplied by the difference between the fair market value of the stock on September 30, 2009, and the exercise price of $39.50.

(g)	This represents the total number of vested options/SARs outstanding at September 30, 2009 multiplied by the difference between the FMV of stock on September 30, 2009 and the exercise price of each option/SAR. Under the terms of the 1997 Award and Option Plan this amount will be paid in a lump sum, which is why this is separately disclosed.

(h)	Represents the Deferred Compensation Plan (“DCP”) balances as of September 30, 2009. Under the plan, DCP retirement and disability benefits are the same for participants listed on this table (Columns 2 and 4) and are calculated with the Plan-mandated switch to the Moody’s index rate six months prior to retirement or disability for those participants who elected a return based on the S&P 500 Minus 1.2% Election. For those participants, DCP retirement and disability benefits will be different than DCP benefits provided upon death or voluntary termination other than retirement. DCP benefits provided upon death are the full lump sum value of all account balances, with no switch to the Moody’s index rate as noted above (Column 3). DCP benefits provided upon termination other than death, retirement or disability are the lump sum value of all accounts. Benefits are paid as a lump sum in all situations except retirement or disability, in which case benefits are paid as an annuity.

Upon retirement and/or disability, Mr. Smith would receive a projected ten-year annuity of $1,334 per month with a present value of $120,823. Upon retirement and/or disability, Mrs. Cellino would receive a projected ten-year annuity of $2,760 per month with a present value of $235,331. The amounts for all other terminations are the account balances as of September 30, 2009.

Mr. Tanski and Mr. Ramsdell do not have any outstanding account balances under the DCP. Mr. Cabell is not eligible to participate in the DCP.

(i)	This is the value of the first payment payable under the Executive Retirement Plan (the “ERP”) that would have been due following the termination of employment for the stated reason on September 30, 2009, as elected by the named executive officer. If a payment is shown in any column on this line (except for amounts shown in the Column 3, “Death”), three additional payments of the same amount would be made under the ERP, one in each of the next three years as elected by the named executive officer. Column 3, “Death”, represents a straight life annuity payment to the named executive officer’s surviving spouse/beneficiary until his/her death. For further description of the ERP, the calculation of the benefit payable under the ERP and the applicable early retirement percentages, please refer to the caption “Executive Retirement Plan” following the Pension Benefits Table.

The amounts in this row represent the following, with respect to benefits provided under the ERP:

For Mr. Smith, in the event of termination resulting from retirement, Mr. Smith is eligible to retire with a reduced retirement benefit that includes the tophat and supplemental portions of the ERP benefit. In the event of a voluntary termination, involuntary termination other than for cause or disability, Mr. Smith is eligible to receive a reduced early retirement benefit. With respect to an involuntary termination for cause (willful misconduct), no retirement benefits will be paid under the ERP. In the event of death prior to commencement of the ERP benefit, Mr. Smith’s spouse shall receive the ERP benefit for her lifetime commencing on the first day of the month following the date of death.

For Mr. Tanski, in the event of termination resulting from retirement, Mr. Tanski is eligible to retire with a reduced retirement benefit that includes the tophat and supplemental portions of the ERP benefit. In the event of a voluntary termination, involuntary termination other than for cause or disability, Mr. Tanski is eligible to receive a reduced early retirement benefit. With respect to an involuntary termination for cause (willful misconduct), no retirement benefits will be paid under the ERP. In the event of death prior to commencement of the ERP benefit, Mr. Tanski’s spouse shall receive the ERP benefit for her lifetime commencing on the first day of the month following the date of death.

For Mrs. Cellino, in the event of termination resulting from retirement, Mrs. Cellino is eligible to retire with a reduced retirement benefit that includes the tophat and supplemental portions of the ERP benefit. In the event of a voluntary termination, involuntary termination other than for cause or disability, Mrs. Cellino is eligible to receive a reduced early retirement benefit. With respect to an involuntary termination for cause (willful misconduct), no retirement benefits will be paid under the ERP. In the event of death prior to commencement of the ERP benefit, Mrs. Cellino’s spouse shall receive the ERP benefit for his lifetime commencing on the first day of the month following the date of death.

Mr. Ramsdell is not eligible to retire under the ERP at September 30, 2009. However, he is eligible for a deferred vested benefit for the tophat portion. For purposes of this disclosure, Mr. Ramsdell is assumed to begin receiving his tophat at age 65. In the event of a voluntary termination, involuntary termination other than for cause or disability, Mr. Ramsdell is eligible to receive a deferred vested benefit for the tophat portion. With respect to an involuntary termination for cause (willful misconduct), no retirement benefits will be paid under the ERP. In the event of death prior to commencement of the ERP benefit, Mr. Ramsdell’s spouse shall receive the ERP benefit for her lifetime commencing on the first day of the month following the date of death.

(j)	Represents the annual benefit payable under the Retirement Benefit Agreement, expressed as a 50% joint and survivor annuity.

(k)	Represents the TDSP-related Tophat Plan benefit for the period January 1, 2009 through September 30, 2009.

(l)	Represents the RSA-related Tophat Plan benefit for Mr. Cabell for the period January 1, 2009 through September 30, 2009.

(m)	For all terminations other than for a Change-in-Control: the officer receives the same health benefits as other supervisory employees hired prior to January 1, 2003. The amount shown under Column (5) represents 18 months of COBRA rates for medical, drug and dental. The actual COBRA rates were used for 2009 and 2010, and the 2011 rates were projected using a 10% trend for medical, 10% for drug and 5% for dental. As of September 17, 2009, for Retirement only, Mr. Cabell was awarded post-employment medical and prescription drug benefits subject to certain conditions, including continued employment by the Company. Such benefits will be subject to the same terms and conditions and at the same monthly cost and with the same levels and benefits as are applicable to other retiring officers of the Company’s utility subsidiary.

(n)	For Columns (2) and (4), this represents an allowance for tax preparation and financial planning in the year following the year of retirement and/or disability. For Column (5), this includes an allowance for tax preparation and financial planning for 18 months and the annual payment for life insurance under the ExecutiveLife Insurance Plan. Mr. Tanski, Mr. Cabell, Mrs. Cellino and Mr. Ramsdell are participants in the ExecutiveLife Insurance Plan.

PROPOSAL 2.  APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

At the Annual Meeting, stockholders will be asked to approve the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company’s fiscal year ending September 30, 2010 (“fiscal 2010”). If approved by the stockholders, PricewaterhouseCoopers LLP will examine the financial statements of the Company and its subsidiaries and report upon the annual consolidated financial statements for fiscal 2010, as they did for fiscal 2009.

Representatives of PricewaterhouseCoopers LLP will not be attending the Annual Meeting. Therefore, no representative will be available to answer questions or make a statement.

The affirmative vote of a majority of the votes cast with respect to the appointment of the independent registered public accounting firm by the holders of shares of Common Stock entitled to vote is required for the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm.

If the necessary votes are not received, or if PricewaterhouseCoopers LLP declines to accept or otherwise becomes incapable of accepting or exercising the appointment, or its services are otherwise discontinued, the Audit Committee of the Board of Directors will appoint another independent registered public accounting firm. Unless they are otherwise directed by the stockholders, the Proxies intend to vote for the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS APPOINTMENT.

PROPOSAL 3.  APPROVAL OF THE 2010
EQUITY COMPENSATION PLAN

We are seeking your approval of the National Fuel Gas Company 2010 Equity Compensation Plan (the “Plan”).

We traditionally have structured a significant part of management compensation in the form of equity awards that directly align the interests of key executives and other key management employees with the interests of the Company’s shareholders in growing the market value of the Common Stock of the Company. We are seeking approval of the Plan to continue this strategy. Our existing 1997 Award and Option Plan (the “1997 Plan”) remains in effect through March 31, 2012, but, as of September 30, 2009, had available only 72,797 shares for future awards. We believe this is an insufficient amount to attract and retain needed talent.

Equity awards are especially important with respect to the leadership and talent at the Company’s oil and gas exploration and production business segment, which is a key driver of the Company’s growth strategy. This business segment operates in an environment where equity awards are necessary to attract and retain key management employees.

However, we do not want to excessively dilute the Common Stock by issuing too many additional shares. Thus, we have developed this Plan to most efficiently utilize the shares that would be authorized by the shareholders. Specifically, we have built into the Plan a formula which debits the pool of shares allocated to the Plan by 1 share if an option or SAR is granted, and by 1.8 shares if any other award is granted. Thus, for example, an option or SAR grant in respect of 1,000 shares would count as relating to only 1,000 shares, but an award of 1,000 restricted shares would count against the shares available for awards as though pertaining to 1,800 shares. This formula affords us greater flexibility in designing awards under the Plan.

An important factor in our dilution analysis is the large number of outstanding stock options that will either be exercised or will expire during each of the next three calendar years:

Calendar Year	2010	2011	2012

Options Scheduled to Expire (calculated as of 1/15/10)	956,032	652,956	928,608

Although, as described below, some of these shares are likely to become available for grants under the Plan, the number of shares that are exercised or retired from these 2,537,662 options will help counterbalance the dilutive effect of the shares proposed to become available to be issued under the Plan (3 million shares plus the shares underlying any awards under the 1997 Plan that lapse, are forfeited or cancelled after March 11, 2010).

The 3 million shares underlying future awards under the Plan would amount to only 3.70% of the Company’s shares outstanding as of January 15, 2010. The Company’s “overhang” (the ratio of total outstanding awards and shares available for awards at September 30, 2009 to total shares outstanding) at January 15, 2010, was only 7.34%. Over the past three fiscal years, the Company’s “burn rate” (the ratio of total restricted stock [weighted double], options and SARs awards to weighted average shares outstanding) has been only 0.7%.

A copy of the Plan is included in this proxy statement as Appendix D. The principal terms of the Plan are summarized below.

Administration

The Plan provides for administration by the Compensation Committee of the Board (the “Committee”). Among the powers granted to the Committee are the authority to interpret the Plan, establish administrative rules, regulations and procedures, select employees of the Company and its subsidiaries to receive awards, determine the form, amount and other terms and conditions of an award and take all action it deems advisable for the proper administration of the Plan. The Plan authorizes the Committee to delegate its authority and duties under the Plan, in certain circumstances, to the Chief Executive Officer and other senior officers of the Company.

Eligibility for Participation

All officers or other management employees of the Company or a subsidiary of the Company are eligible to be selected to participate in the Plan. We expect the Committee to select approximately 31 officers and approximately 50 other management employees to participate in the Plan. The Committee has the discretion to choose which eligible individuals shall receive awards under the Plan, as well as the type, number and terms of the awards.

Amendment, Modification and Termination of Plan

The Board may amend or modify the plan in its sole discretion, providing that no amendment may: (i) materially increase the benefits to the participants of the Plan, (ii) increase the number of shares subject to the Plan or the individual award limitations (described below), (iii) modify the class of persons eligible for participation in the Plan, or (iv) materially modify the Plan in any other way that would require shareholder approval. Unless otherwise terminated earlier, the plan will automatically terminate on the tenth anniversary of the date on which it is approved by Company shareholders.

Shares Available for Grant

The Plan authorizes for issuance a maximum of 3,000,000 new shares of Common Stock of the Company, plus any shares issued under the 1997 Plan that, after March 11, 2010 either lapse, are cancelled or are forfeited. Similarly, awards issued under the Plan that lapse, are cancelled or are forfeited would be available for reissuance under the Plan.

The following shares of Common Stock may not again be made available for reissuance as awards under the Plan: (i) shares of Common Stock not issued or delivered as a result of the net settlement of an outstanding stock appreciation right or option, (ii) shares of Common Stock used to pay the exercise price or withholding taxes related to an outstanding award, or (iii) shares of Common Stock repurchased on the open market with the proceeds of the option exercise price.

No participant in the Plan may receive awards of options and/or stock appreciation rights (“SARs”) covering more than 750,000 shares of Common Stock of the Company in any calendar year. Additionally, awards other than options or SARs that are intended to be “other performance-based compensation” under Section 162(m) of the Code generally may not exceed 375,000 shares underlying any performance share award, or $2,500,000 underlying any performance unit award, although amounts actually payable in respect of such awards may be up to twice the initial award, if there is superior achievement of the applicable performance goals. The maximum limits of stock underlying awards are subject to equitable adjustment in the event of a stock split, stock dividend, merger, reorganization or other transaction affecting our capital stock.

Types of Awards

The Plan provides for the grant of any or all of the following types of awards: (i) stock options, including incentive stock options, (ii) stock appreciation rights, (iii) restricted shares of our Common Stock, (iv) restricted stock units, (v) performance shares, and (vi) performance units. Such awards may be granted singly or in combination, as determined by the Committee.

(a)	Stock Options

Under the Plan, the Committee may grant awards to participants in the form of stock options to purchase shares of the Company’s Common Stock. Stock options may be non-qualified stock options or incentive stock options. Unless the award notice provides otherwise, each option would be a non-qualified option. The Committee determines the number of shares subject to the option, the manner and time that the option may be exercised and the exercise price per share of Common Stock subject to the option. In no event, however, may the exercise price of a stock option be less than the fair market value of the Company’s Common Stock on the date of the stock option’s grant.

Dividend Equivalents may not be paid on stock options, and stock options may not be repriced. Stock options will expire no later than the tenth anniversary of the date granted.

Unless the award notice provides otherwise, each non-qualified option will vest in three equal annual installments, subject to the participant’s continued employment with the Company through such date, and shall expire on the day after the tenth anniversary of the grant.

Unless the award notice provides otherwise:

(i)	if a participant’s employment with the Company or a subsidiary terminates for Cause, all options, vested or unvested, shall be forfeited and cancelled,

(ii)	upon the death or disability of a participant while employed with the Company, or upon the retirement of a participant on or after his or her 60th birthday (“Retirement”), all outstanding options shall immediately vest and remain exercisable for a period equal to five years or, if earlier, until the original expiration date of the option,

(iii)	if a participant’s employment with the Company or subsidiary terminates upon the divestiture by the Company of one or more subsidiaries or other business segments, divisions or operations in a transaction that does not otherwise qualify as a Change in Control (a “Divestiture”), all outstanding options shall immediately vest and remain exercisable for a period equal to three years or, if earlier, until the original expiration date of the option,

(iv)	if a participant’s employment with the Company or a subsidiary terminates due to a reduction in force or similar downsizing at the Company or any subsidiary unit that affects a significant number of employees (a “Reduction in Force”), all unvested options shall be cancelled and forfeited and all vested options shall remain exercisable until the first anniversary of the date of the participant’s termination of service or, if earlier, the original expiration date of the option, and

(v)	if a participant’s employment with the Company or a subsidiary terminates for any other reason, all unvested options are cancelled and forfeited and any vested options remain exercisable for a period of 90 days after such termination.

Upon exercise of a stock option, the exercise price may, at the discretion of the Committee, be paid by a participant in cash, shares of Common Stock or a combination thereof. The Plan also allows options to be exercised using the “cashless exercise” of options by payment of the exercise price from the sale proceeds of a portion of the shares otherwise receivable upon exercise of the option.

(b)	Stock Appreciation Rights

Under the Plan, the Committee may grant awards to participants in the form of SARs. A SAR is a right to receive a payment in cash, in shares of Common Stock or in a combination thereof, as determined by the Committee. Equal to the appreciation in fair market value of a stated number of shares of Common Stock from the SAR’s exercise price to the fair market value on the date the SAR is exercised. The Committee determines the number of shares subject to the SAR, the manner and time that the SAR may be exercised and the exercise price of the SAR. The exercise price must be at least equal to, but could be greater than the fair market value of our Common Stock on the date the SAR is granted. If a SAR is to be paid in cash, the Committee may also establish in the applicable award notice, a maximum amount per share which will be payable upon the exercise of such SAR.

Dividend Equivalents may not be paid on SARs, and SARs may not be repriced. SARs will expire no later than the tenth anniversary of the date granted.

Unless otherwise provided in the award notice, SARs become exercisable in three equal annual installments, subject to the participant’s continued employment with the Company or subsidiary through such date.

Unless the award notice provides otherwise:

(i)	if a participant’s employment with the Company or a subsidiary terminates for Cause, all SARs, vested or unvested, shall be forfeited and cancelled,

(ii)	upon the death or disability of a participant while employed with the Company, or upon the Retirement of a participant, all outstanding SARs shall immediately vest and remain exercisable for a period equal to five years or, if earlier, until the original expiration date of the SAR,

(iii)	if a participant’s employment with the Company or subsidiary terminates upon a Divestiture, all outstanding SARs shall immediately vest and remain exercisable for a period equal to three years or, if earlier, until the original expiration date of the SAR,

(iv)	if a participant’s employment with the Company or a subsidiary terminates due to a Reduction in Force, all unvested SARs shall be cancelled and forfeited and all vested SARs shall remain exercisable until the first anniversary of the date of the participant’s termination of service or, if earlier, the original expiration date of the SAR, and

(v)	if a participant’s employment with the Company or a subsidiary terminates for any other reason, all unvested SARs are cancelled and forfeited and any vested SARs remain exercisable for a period of 90 days after such termination.

(c)	Restricted Stock and Restricted Stock Unit Awards

The Plan authorizes the Committee to grant awards to participants in the form of restricted shares of Common Stock (“Restricted Stock”) and restricted Common Stock units (“RSUs”). Such awards will be subject to such restrictions, terms and conditions as the Committee deems appropriate, including restrictions on transferability and continued employment. The lapsing of restrictions associated with such awards may be conditioned upon the passage of time while employed or upon attainment of one or more performance goals. With respect to Restricted Stock awards, during the restricted period, the participant will have all or any rights of a stockholder with respect to such shares, including the rights to vote and to receive dividends.

Unless the Committee determines otherwise at or after grant, the restricted period with respect to Restricted Stock and RSUs that vest solely based on the passage of time while employed shall lapse in three approximately equal annual installments on the first through third anniversaries of the grant date. The restricted period with respect to Restricted Stock and RSUs that vest upon the satisfaction of performance goals shall lapse, to the extent performance goals have been achieved, not earlier than one year after the commencement of the applicable performance cycle.

Unless the Committee determines otherwise, if an award is granted in the form of Restricted Stock, the Committee may include as part of such award an entitlement to receive dividends or dividend equivalents. The Committee shall also determine whether dividend equivalents will be provided in respect of any RSU award, the manner in which any such dividend equivalent will be deemed invested, the time or times at which such dividend equivalent shall be deemed payable and any other terms and conditions thereon that the Committee shall deem appropriate.

Unless the award notice provides otherwise,

(i)	upon the death or disability of a participant while employed with the Company, upon the Retirement of a participant or upon termination with the Company due to a Divestiture, all restrictions relating to Restricted Stock and RSUs lapse and such awards become immediately vested, and

(ii)	upon termination of a participant’s employment due to a Reduction in Force, for Cause or for any other reason, all Restricted Stock and RSUs for which the restricted period has not lapsed are immediately forfeited.

At the expiration of the restricted period for any outstanding Restricted Stock Awards, the Company shall evidence the issuance of such shares free of any restrictions imposed under the Plan. At the expiration of the restricted period with respect to any outstanding RSU, the participant shall receive, in the Committee’s discretion, one share of Common Stock, a cash payment equal to the fair market value of the underlying share of Common Stock as of such payment date, or any combination of cash and Common Stock equal to that fair market value.

(d)	Performance Shares and Performance Units

Under the Plan, the Committee may grant awards to participants in the form of performance shares or performance units. Vesting of these awards is contingent upon the attainment of specified performance goals over a period to be determined by the Committee. Unless otherwise determined by the Committee, the performance cycle for performance shares and performance units is three years, and may never be less than one year. Performance goals may be revised by the Committee during the performance cycle to take into account unforeseen events or changed circumstances. The performance goals to be achieved during a performance cycle and the measure of whether and to what degree such objectives have been attained will also be determined by the Committee. The Committee also retains the discretion, even after the award is made, to establish written rules or procedures that have the effect of limiting the amount payable to each Participant to an amount that is less than the maximum amount otherwise authorized.

No shares of Common Stock would be issued at the time an award of performance shares is made, and the Company would not be required to set aside a fund for the payment of performance shares or performance units.

Unless the award notice provides otherwise,

(i)	upon the death or disability of a participant while employed with the Company or upon termination of a participant’s employment due to Retirement or a Divestiture, all outstanding performance awards shall be deemed vested to the extent they would have been payable had the participant remained employed with the Company through the end of the performance cycle, pro-rated to reflect the actual time that the participant was employed by the Company during the performance cycle, and

(ii)	upon the termination of a participant’s employment due to a Reduction in Force, for Cause or for any other reason not described in clause (i) above, any performance award for which the performance cycle has not yet been completed shall be cancelled and forfeited.

Payment of both performance shares and performance units may be made in the form of cash, shares of Common Stock or in a combination thereof, with the value or number of shares payable to be determined based on the fair market value of the Common Stock on the date the Committee certifies the extent to which performance goals have been attained.

Performance Criteria

The performance measure(s) to be used for performance shares and performance units (and any other award to which the Committee attaches performance goals) shall include one or more of the following: (i) earnings per share, (ii) net income (before or after taxes), (iii) return measures (including, but not limited to, return on assets, equity or sales), (iv) cash flow return on investments which equals net cash flows divided by owners equity, (v) earnings before or after taxes, depreciation and/or amortization, (vi) gross revenues, (vii) operating income (before or after taxes), (viii) total shareholder return, (ix) corporate performance indicators (indices based on the level of certain expenses, certain objectively measurable operational events or certain services provided to customers), (x) cash generation, profit and/or revenue targets, (xi) growth measures, including revenue growth, reserve growth or reserve replacement, whether or not as compared to a peer group or other benchmark, and/or (xii) share price (including, but not limited to, growth measures and total shareholder return). In setting performance goals using these performance measures, and in determining actual performance relative to these performance measures, the Committee may exclude the effect of changes in accounting standards and events impacting the comparability of results of operations or financial condition, as specified by the Committee, such as write-offs, capital gains and losses, and acquisitions and dispositions of businesses.

Other Terms of Awards

Upon grant of any award, the Committee may, by way of an award notice or otherwise, establish such other items and conditions governing the grant of such award as are not inconsistent with the Plan. The Committee may unilaterally amend any award if such amendment is not adverse to the participant. The Company may deduct from any payment under the Plan the amount of any applicable income and employment taxes, or may require the participant to pay such taxes as a condition to making such payment. A participant may pay the amount of such taxes required to be withheld from any award, in whole or in part, by requesting that the Company withhold from any payment of Common Stock due as a result of such award, or by delivering to the Company, shares of Common Stock with a fair market value less than or equal to the amount of the applicable withholding taxes. For this purpose, the shares to be withheld shall be valued at the fair market value on the date the award is exercised or, in the case of restricted stock or other full value awards, vests.

Nonassignability

No awards under the Plan may be transferred (except by will or the laws of descent and distribution or pursuant to an appropriate court order), and during a participant’s lifetime may be exercised only by the participant except that, unless the Committee specifies otherwise, all awards may be transferred to: (i) members of a participant’s immediate family as defined in Rule 16a-1 of the Exchange Act or any successor rule or regulation, (ii) trusts for the exclusive benefit of the participant or such immediate family members, or (iii) entities which are wholly-owned by the participant or such immediate family members, provided that (a) there is no consideration for such transfer and (b) subsequent transfers of transferred options are prohibited (except (1) by will or the laws of descent and distribution and (2) in the case of a trust, a transfer back to the original participant, if so required by the terms of the trust). Following transfer, any awards continue to be subject to the same terms and conditions as were applicable immediately prior to transfer and, except for events related to the termination of employment of the participant, the term “participant” will refer to the transferee.

Change in Control

In the event of a “Change in Control” (as that term is defined below), outstanding awards will vest and become fully exercisable if such awards are not substituted with new ones by the surviving entity. Specifically, the plan provides that: (i) each outstanding option and SAR shall become fully exercisable, (ii) the restricted period shall lapse as to each share of outstanding Restricted Stock then outstanding, (iii) each outstanding RSU shall become fully vested and payable, (iv) each outstanding performance share award and performance unit award shall be deemed earned at the target level of performance for such award, and (v) each outstanding other stock-based award shall become fully vested and payable.

In addition, in connection with a Change in Control, the Committee may, in its discretion, provide that each option and/or SAR shall be canceled in exchange for a payment per share in cash in an amount equal to the excess, if any, of the fair market value over the exercise price of the option or grant price of the SAR. The Committee may also decide that each restricted stock unit, other stock-based award, performance share and/or performance unit shall be settled in cash with its value determined based on the value received by the shareholders in any transaction that itself constitutes a Change in Control.

If the Committee reasonably determines in good faith, prior to the occurrence of a Change in Control, that outstanding awards under the Plan shall be honored or assumed, or new rights substituted therefor immediately following the Change in Control, the outstanding awards will not vest as described above. However, such new award must: (i) be based on stock which is traded on an established U.S. securities market, (ii) provide the participant with rights and entitlements substantially equivalent to or better than those applicable to the outstanding award under the Plan, (iii) have substantially equivalent economic value as the outstanding awards, and (iv) provide that in the event that, during the 24-month period following the Change in Control, the participant’s employment or service is involuntarily terminated for any reason (including, but not limited to a termination due to death or disability) other than for Cause, or the participant’s employment or service is “Constructively Terminated” (as defined below).

Although all awards vest and become fully exercisable upon a Change in Control, if any award granted under the Plan and outstanding at the time of a Change in Control is treated as “deferred compensation” under Section 409A, and not exempt from its requirements, no acceleration of payment of such Award shall be made upon a Change in Control unless such event is also a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation within the meaning of Section 409A. In such case, such award will be paid out at the date or event that such award would have been payable without regard to the occurrence of such Change in Control.

For purposes of the Plan, a Change in Control shall occur whenever:

(i)	any person, other than the Company, one of our subsidiaries, or any employee benefit plan or plans sponsored by the Company or any such subsidiary, is or has become the beneficial owner of twenty percent (20%) or more of the combined voting power of the outstanding securities of the Company ordinarily having the right to vote at the election of directors, or more than twenty percent (20%) of the fair market value of all classes of the Company’s outstanding stock,

(ii)	the consummation of

a.	any consolidation or merger of the Company immediately following which the persons who, immediately prior to the consolidation or merger, held the capital stock of the Company do not hold, immediately following such transaction, (x) at least a majority of the stock ordinarily entitled to vote in the election of directors of the corporation surviving such consolidation or merger (or of the ultimate parent corporation in an unbroken chain which owns, directly or indirectly, a majority of the capital stock of such entity) or (y) stock in the entity described in subclause (x) that represents at least 50% of the fair market value of all classes of stock of such entity, in either case, in substantially the same proportionate ownership as such persons held immediately before such consolidation or merger, or

b.	any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company, or

(iii)	individuals who constituted the Board at the beginning of a 12 month period (the “Incumbent Board”) have ceased for any reason to constitute at least a majority thereof, provided that any person who becomes a director and whose election, or nomination for election, was approved by a vote of at least three-quarters (3/4) of the directors comprising the Incumbent Board shall be considered as though such person were a member of the Incumbent Board.

A participant in the Plan shall undergo a “Constructive Termination” if, without the participant’s written consent, the participant terminates employment or service within 120 days following either (x) a material reduction in the participant’s base salary or a participant’s incentive compensation opportunity, or (y) the relocation of the participant’s principal place of employment or service to a location more than 35 miles away from the participant’s prior principal place of employment or service.

Adjustment of Shares Available

In the event of changes in the Common Stock by reason of a Common Stock dividend, stock split or share combination in respect of, or extraordinary cash dividend on, the Common Stock or any recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, dissolution, liquidation, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below fair market value, or other similar event affecting the Common Stock, appropriate adjustment will be made by the Committee, in its discretion, in: (i) the aggregate number of shares of Common Stock available for awards under the Plan, (ii) the aggregate limitations on the number of shares that may be awarded as a particular type of award or that may be awarded to any particular participant in any particular period under the Plan and (iii) the aggregate number of shares subject to outstanding awards and the respective exercise prices or grant prices applicable to outstanding awards.

Federal Income Tax Treatment

The following is a brief summary of the federal income tax aspects of the Plan, based on existing law and regulations which are subject to change. The application of state and local income taxes and other federal taxes is not discussed.

A participant who is granted an incentive stock option is not required to recognize taxable income at the time of the grant or at the time of exercise. Under certain circumstances, however, a participant may be subject to the alternative minimum tax with respect to the exercise of his incentive stock options. The Company is not entitled to a deduction at the time of grant or at the time of exercise of an incentive stock option. If a participant does not dispose of the shares acquired pursuant to the exercise of an incentive stock option before the later of two years from the date of grant of the option and one year from the transfer of the shares to him, any gain or loss realized on a subsequent disposition of the shares will be treated as long-term capital gain or loss. Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes.

If a participant disposes of the shares received upon the exercise of any incentive stock option either (i) within one year of the transfer of the shares to him or her or (ii) within two years after the incentive stock option was granted, the participant will generally recognize ordinary compensation income equal to the lesser of (a) the excess of the fair market value of the shares on the date the incentive stock option was exercised over the purchase price paid for the shares upon exercise, and (b) the amount of gain realized on the sale. If a participant is required to recognize ordinary compensation income as a result of the disposition of shares acquired on the exercise of any incentive stock option, the Company will be entitled to a deduction for an equivalent amount.

A participant who is granted a non-qualified stock option does not have taxable income at the time of grant, but does have taxable income at the time of exercise equal to the difference between the exercise price of the shares and the market value of the shares on the date of exercise. The Company is entitled to a corresponding deduction for the same amount.

The grant of a stock appreciation right will produce no federal tax consequences for the participant or the Company. The exercise of a stock appreciation right results in taxable income to the participant, equal to the difference between the exercise price of the stock appreciation right and the fair market value of a share on the date of exercise, and a corresponding deduction to the Company.

A participant who is granted shares of restricted stock or restricted stock units will not be required to recognize taxable income at the time of the grant, and the Company will not be entitled to a deduction at the time of the grant, assuming that the restrictions constitute a substantial risk of forfeiture for federal income tax purposes. When such restrictions lapse, the participant will recognize taxable income in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The Company will be entitled to a corresponding deduction subject to the limitations imposed under Section 162(m) of the Code.

A participant who is granted a performance share or performance share unit will not be required to recognize taxable income at the time of the grant, and the Company will not be entitled to a deduction at such time. A participant will be required to recognize ordinary income either at the time the award vests or is paid, depending upon the terms and conditions of the award, and, subject to general rules relating to the reasonableness of the participant’s compensation and the $1 million cap on deductions for compensation paid to certain employees under Section 162(m) of the Code, the Company will have a corresponding deduction.

New Plan Benefits

The Committee is in the process of re-evaluating our overall practices with regard to long-term compensation in light of the Hewitt report discussed in the Compensation Discussion and Analysis. Accordingly, it is not possible to determine what awards, if any, would be made under the Plan to our named executive officers or to our executive officer group. (Non-employee directors are not eligible to participate in the Plan.) Accordingly, in accordance with the interpretation of the SEC staff, no new plan benefit table is required with respect to the Plan.

The affirmative vote of a majority of the votes cast with respect to the approval of the Plan is required for approval of the Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires the Company’s directors and officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC and the NYSE. Directors, officers and greater-than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of information furnished to the Company, reports filed through the Company and/or written representations that no Form 5 was required, the Company believes that all Section 16(a) filing requirements applicable to its officers, directors and greater-than 10% beneficial owners were complied with during fiscal 2009.

CODE OF ETHICS

The Company has adopted a code of ethics that applies to the Company’s directors, principal executive officer, principal financial officer, controller, other officers and employees that is designed to deter wrongdoing and to promote honest and ethical conduct. The text of the code of ethics is available on the Company’s website at www.nationalfuelgas.com. Upon request, the Company will provide to any person without charge a copy of the code of ethics. Requests must be made to the Secretary at the principal offices of the Company.

IMPORTANT NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS

Only one copy of this proxy statement and one copy of the Company’s Annual Report for the 2009 fiscal year are being delivered to some multiple stockholders who share an address unless the Company has received contrary instructions from one or more of the stockholders. A separate proxy card and a separate notice of the Annual Meeting are being included for each account at the shared address.

Registered stockholders who share an address and would like to receive a separate annual report to stockholders and/or a separate proxy statement for the Annual Meeting or future Annual Meetings of Stockholders, or have questions regarding the householding process, may contact the Company’s transfer agent, The Bank of New York Mellon, by calling 1-800-648-8166 or by forwarding a written request addressed to BNY Mellon Shareowner Services, P.O. Box 358015, Pittsburgh, PA 15252-8015. Promptly upon request, additional copies of the Company’s Annual Report for the 2009 fiscal year and separate proxy statements for the Annual Meeting will be sent. By contacting The Bank of New York Mellon, registered stockholders sharing an address can also request delivery of a single copy of annual reports to stockholders or proxy statements in the future if registered stockholders at the shared address are receiving multiple copies.

Many brokerage firms and other holders of record have also instituted householding procedures. If your family has one or more “street name” accounts under which you beneficially own shares of Common Stock, you may have received householding information from your broker, financial institution or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this proxy statement or our Annual Report to Stockholders for fiscal 2009 or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding and see the section “Multiple Copies of Proxy Statement” within this proxy statement. These options are available to you at any time.

PROPOSALS OF SECURITY HOLDERS

Proposals that security holders intend to present at the 2011 Annual Meeting of Stockholders must be received by the Secretary at the principal offices of the Company no later than September 30, 2010, in order to be considered for inclusion in the Company’s proxy statement and proxy for that meeting. Notice of a stockholder proposal submitted outside the processes of SEC Rule 14a-8 under the Securities Exchange Act, for consideration at the 2011 Annual Meeting of Stockholders, shall be considered untimely unless received by the Secretary at the Company’s principal office between October 12, 2010 and November 11, 2010.

OTHER BUSINESS

The Board of Directors does not know of any business that will be presented for consideration at the Annual Meeting except as set forth above. However, if any other business is properly brought before the Annual Meeting, or any adjournment or postponement thereof, the Proxies will vote in regard thereto according to their discretion.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file periodic reports and other information with the SEC. You may read and copy any document we file at the SEC’s public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC’s website at www.sec.gov and at the Company’s website at www.nationalfuelgas.com.

Statements contained in this proxy statement, or in any document incorporated in this proxy statement by reference regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows the Company to incorporate by reference the information that it files with the SEC. Incorporation by reference means that the Company can disclose important information to you by referring you to other documents filed separately with the SEC that are legally considered to be part of this document, and such documents are automatically updated and superseded by this proxy statement. Later information that is filed by the Company with the SEC will automatically update and supersede the information in this document.

By Order of the Board of Directors

Paula M. Ciprich Secretary

January 28, 2010

APPENDIX A TO PROXY STATEMENT

NATIONAL FUEL GAS COMPANY
DIRECTOR INDEPENDENCE GUIDELINES

AS AMENDED DECEMBER 4, 2008

The following Director Independence Guidelines (the “Guidelines”) have been adopted by the Board of Directors (the “Board”) of National Fuel Gas Company (“National Fuel”) to assist the Board in the exercise of its responsibilities to National Fuel and its shareholders. The Guidelines should be interpreted in the context of all applicable laws and National Fuel’s other corporate governance documents, and are intended to serve as a flexible framework within which the Board may conduct its business. The Guidelines are subject to modification from time to time, and the Board shall be able, in the exercise of its discretion, to deviate from the Guidelines from time to time, as the Board may deem appropriate and as required or permitted by applicable laws and regulations.

1. Effectiveness.  The Guidelines will become effective on January 1, 2004.

2. Implementation.  The Board will annually review the independence of all directors, affirmatively make a determination as to the independence of each director and disclose those determinations, in each case, consistent with the requirements of the New York Stock Exchange (“NYSE”) and the Securities and Exchange Commission (“SEC”), as applicable.

3. Independence of at Least a Majority of the Board.  The Board will at all times have at least a majority of directors who meet the criteria for independence required by the NYSE and the SEC.

4. Absence of a Material Relationship.  In order for a director to be considered “independent,” the Board must affirmatively determine, after consideration of all relevant facts and circumstances, that the director has no direct or indirect material relationship with National Fuel or any subsidiary in a consolidated group with National Fuel (together, the “Company”). When assessing the materiality of a director’s relationship with the Company, the Board will consider the issue not merely from the standpoint of the director, but also from that of persons or entities with which the director has an affiliation.

5. Cooling-Off Period.  A director will not be considered independent if:

(i)	currently or within the preceding three years the director is or was employed by the Company;

(ii)	currently or within the last three years, an immediate family member of the director is or was employed by the Company as an executive officer;

(iii)	the director or an immediate family member of the director received during any twelve-month period within the last three years more than $120,000 in direct compensation from the Company (excluding (A) director and committee fees, (B) pension and other deferred compensation for prior service provided such compensation is not contingent in any way on continued service and (C) compensation received by such immediate family member for service as an employee of the Company (other than an executive officer));

(iv)	the director (A) is a current partner or employee of a firm that is the present auditor of the Company or (B) within the past three years was a partner or employee of such firm and worked on the Company’s audit;

(v)	an immediate family member of the director (A) is a current partner of a firm that is the present auditor of the Company (B) is a current employee of a firm and personally works on the Company’s audit or (C) within the past three years was a partner or employee of such firm and worked on the Company’s audit;

(vi)	a present Company executive officer currently serves or within the past three years served on the compensation committee of an entity which employed the director or an immediate family member of the director as an executive officer (this three year cooling-off period shall apply to both service and employment); or

(vii)	the director is an employee, or an immediate family member of the director is an executive officer, of an entity that in any of the last three fiscal years made payments to, or received payments from, the Company for property or services in excess of the greater of (A) $1 million, or (B) 2% of the other entity’s consolidated gross revenues. Contributions to tax-exempt organizations shall not be considered “payments.”

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6. Categorical Standards.  Provided that the independence criteria set forth in Paragraph 5 above are met, the Board has determined that the following commercial or charitable relationships will not be considered material relationships for purposes of determining whether a director is independent:

(i)	the director is a member, partner, director, trustee or executive officer of, or of counsel to or otherwise associated with, an entity (excluding any charitable organization) that makes annual payments to or receives annual payments from the Company for property or services in an amount less than the greater of (A) $1 million, or (B) 2% of the other’s consolidated gross revenues for its last completed fiscal year;

(ii)	the director is a member, partner, director, trustee or executive officer of, or of counsel to or otherwise associated with, an entity, and the Company’s discretionary charitable contributions to that entity are less than 5% of that entity’s total annual charitable receipts for its last completed fiscal year; and

(iii)	the director is a member, partner, director, trustee or executive officer of, or of counsel to or otherwise associated with an entity which is indebted to the Company, or to which the Company is indebted, and the total amount of either’s indebtedness to the other is less than 5% of its own total consolidated assets, measured as of the last fiscal year-end.

For purposes of the Guidelines:

“immediate family member” means a person’s spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law and anyone (other than domestic employees) who shares such person’s home.

For purposes of the Categorical Standards:

(i)	The calculation of payments to and from the Company may exclude: (A) payments determined by competitive bid or authorized by, or in conformity with, law or governmental authority and (B) payments arising solely from the ownership of securities of the Company with no benefit being received that is not shared on a pro rata basis by all holders of the class of securities.

(ii)	The calculation of indebtedness owed to or by the Company may exclude: (A) debt securities publicly offered, traded on a national exchange or quoted on an automated quotation system of a registered securities association and (B) trade debt subject to usual terms.

7. Relationships and Transactions Not Covered by the Categorical Standards.  Any determination by the Board that a director who has a business or other relationship that is not covered by the Categorical Standards set forth in Paragraph 6 above is independent, will be disclosed by National Fuel in its annual proxy statement, together with the basis for such determination.

8. Affirmative Obligation of Directors.  Each director has an affirmative obligation to inform the Board of any material change in his or her business or other relationships that may impact the Board’s determination with regard to his or her independence.

9. Disclosure by the Company.  The Board will cause National Fuel to disclose the following in its annual proxy statement:

(i)	the Guidelines, including the categorical standards adopted by the Board to assist it in making determinations regarding the independence of a director;

(ii)	the identity of the independent directors and the basis for the affirmative determinations of the Board regarding the independence of each director;

(iii)	a specific explanation of any determination by the Board that a director is independent notwithstanding that the director does not meet the categorical standards set forth in the Guidelines; and

(iv)	charitable contributions by the Company to an entity that employs a director of the Company as an executive officer if, within the preceding three years, contributions by the Company in any fiscal year exceeded the greater of (A) $1 million, or (B) 2% of the other entity’s consolidated gross revenues.

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APPENDIX B TO PROXY STATEMENT

NATIONAL FUEL GAS COMPANY
CORPORATE GOVERNANCE GUIDELINES
AMENDED: DECEMBER 4, 2008

The business of National Fuel Gas Company (the “Company”) is conducted by its employees, managers and officers, under the oversight of the Board of Directors (the “Board”), in order to serve the long-term interests of its shareholders. The Board and management recognize that the long-term interests of shareholders are served by considering the interests of customers, employees and the communities in which the Company operates. In addition, the Board requires directors, officers and employees to comply with all legal and regulatory requirements and to adhere to the highest ethical standards in the performance of their duties. To help discharge its responsibilities, the Board has adopted the following guidelines on corporate governance matters.

1.	Board Of Directors

The Board shall consist of a number of directors, not less than seven nor more than eleven, as determined by a majority vote of the full Board.

The business and affairs of the Company shall be managed by or under the direction of the Board, acting as a body, in accordance with Section 14A:6-1 of the New Jersey Business Corporation Act. Individual directors shall have no authority to act for or on behalf of the Company without the express authorization of the Board, or as may be provided by law, the Certificate of Incorporation or the By-Laws.

2.	Independent Directors

A majority of the Board must qualify as independent directors under the listing standards of the New York Stock Exchange (NYSE). The Board will annually review the relationship that each director has with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). The Board has established Director Independence Guidelines for purposes of this review. All determinations of director independence will be disclosed in the Company’s annual proxy statement.

3.	Director Qualifications

The Board, with input from the Nominating/Corporate Governance Committee, is responsible for periodically determining the appropriate skills, perspectives, experiences, and characteristics required of Board candidates, taking into account the Company’s needs and current make-up of the Board. This assessment should include knowledge, experience, and skills in areas critical to understanding the Company and its business; personal characteristics, such as integrity and judgment; and candidates’ commitments to the boards of other publicly-held companies. Each Board member is expected to ensure that other existing and planned future commitments do not materially interfere with the member’s service as a director and that he or she devotes the time necessary to discharge his or her duties as a director.

The Nominating/Corporate Governance Committee is responsible for periodically reviewing these qualification guidelines and recommending modifications, as appropriate. The Board believes the qualification guidelines included as Exhibit A are currently appropriate, but it may change these guidelines as the Company’s and Board’s needs warrant.

Directors are expected to carry out the functions of the Board in a professional and diligent manner, and to spend the time and effort necessary to properly discharge such responsibilities. Accordingly, a director is expected to regularly attend meetings of the Board and Committees on which such director sits, with the understanding that on occasion a director may be unable to attend a meeting. A director who is unable to attend a meeting is expected to notify the Chairman of the Board or the Chair of the appropriate Committee in advance of such meeting. A director is also expected to review provided materials in advance of a meeting.

4.	Selection of New Directors

The Board is responsible for selecting its members and nominating them for election by the stockholders and for filling vacancies on the Board. The Nominating/Corporate Governance Committee will recommend to the Board nominees for election, including, as appropriate, incumbent directors for re-election.

Stockholders may propose candidates for consideration in accordance with the Process for Identifying and Evaluating Nominees for Director included as Exhibit B.

In selecting individuals for nomination, the Committee will seek the input of the Chairman of the Board and Chief Executive Officer and will evaluate candidates using the qualification guidelines included as Exhibit A and the Process for Identifying and Evaluating Nominees for Director included as Exhibit B, as they may be supplemented from time to time. Once a candidate is selected to join the Board, the Chairman of the Board and/or the Chair of the Nominating/Corporate Governance Committee will extend the invitation to join the Board on the Board’s behalf.

5.	Term Limits

The Board does not believe it should limit the number of terms for which an individual may serve as a director. While term limits could help ensure fresh ideas, they also would force the Board to lose the contributions of directors who have developed an insight into the Company. This insight and continuity of directors is an advantage, not a disadvantage. As an alternative to term limits, the Nominating/Corporate Governance Committee will review a director’s continuation on the Board whenever the director experiences a change in professional responsibilities, as a way to assure that the director’s skills and experience continue to match the needs of the Board. In addition, in connection with nomination of the slate of directors that the Board proposes for election by stockholders each year, the Nominating/Corporate Governance Committee will consider re-nominated directors’ continuation on the Board and take steps as may be appropriate to ensure that the Board maintains an openness to new ideas.

Subject to paragraph 7, a director shall normally serve on the Board for a three-year term, except that a director appointed to fill a vacancy shall stand for election at the next annual meeting of shareholders.

6.	Change in Professional Responsibilities

It is the view of the Board that each director who experiences a change in his or her business or professional affiliation or responsibilities should bring this change to the attention of the Board and should offer to resign. The Board does not believe that each director who retires or has a change in position or responsibilities should necessarily leave the Board. The Nominating/Corporate Governance Committee will, however, review the continued appropriateness of Board membership under these circumstances and make a recommendation to the Board.

This same guideline applies to any inside directors, including the Chief Executive Officer of the Company, in the event he or she no longer serves in that position.

7.	Retirement Age

As a general guideline, directors shall retire not later than the date of the first Annual Meeting of Shareholders following the date of their 72nd birthday. The Board shall have the authority to make exceptions to this general guideline on a case-by-case basis.

8.	Board Leadership

A.	Chairman of the Board and Chief Executive Officer

1. The Chairman of the Board, who may also be the Chief Executive Officer, shall be a director and preside at all meetings of the Board and meetings of the shareholders. The Chairman of the Board is chosen on an annual basis by at least a majority vote of the remaining directors.

2. The Chief Executive Officer, who may also be the Chairman of the Board, shall be appointed by the Board and serve at the pleasure of the Board.

B.	Succession Planning and Leadership Development

Each year, the Chief Executive Officer will report to the Compensation Committee on succession planning and his or her recommendation as to a potential successor, along with a review of any development plans recommended for such individuals. The Committee will make an annual report to the Board on succession planning, and the Board will work with the Committee to evaluate potential successors to the Chief Executive Officer. When the Compensation Committee and the Board review management succession plans for the Chief Executive Officer, they will consider succession in the event of an emergency or retirement of the Chief Executive Officer. The Committee and the Board will also review succession candidates for executive officers other than the Chief Executive Officer and other senior managers as it deems appropriate.

9.	Board Committees

A.	Number of Committees

Currently there are five Committees: Executive, Audit, Compensation, Nominating/Corporate Governance, and Financing. The Board believes the current Committee structure is appropriate. From time to time, depending upon the circumstances, the Board may form a new Committee or disband a current Committee.

B.	Assignment of Committee Members

The Board appoints members of the Committees on an annual basis. Vacancies in the Committees will be filled by the Board. In making assignments to the Committees, only Independent Directors may serve on the Audit Committee, the Compensation Committee, or the Nominating/Corporate Governance Committee, and at least one member of the Audit Committee must have accounting or financial management experience, as defined by the U.S. Securities and Exchange Commission rules or as required under applicable New York Stock Exchange listing requirements. Additionally, a member of the Audit Committee may not sit on more than three other Audit Committees of other public companies, unless the Board determines that such commitments would not impair his or her effective service to the Company.

The Board will take into account tenure on a Committee and give consideration to rotating Committee members periodically, but the Board does not feel that rotation should be mandated as a policy.

C.	Committee Charters and Authority

The Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee, each have a written charter, which has been approved by the Board. Each charter delegates certain responsibilities to the respective Committee.

The Executive Committee may exercise Board authority with respect to matters other than those for which action of the full Board is required under applicable law. The Financing Committee may exercise Board authority with respect to specific matters for which the Board has delegated responsibility to it.

Unless delegated to one of the Committees either in the Charter, the Bylaws, a resolution of the Board or a vote of stockholders, each Committee shall make recommendations to the Board and the Board will consider and approve the recommendations. The Committee charters may be changed from time to time by approval of the Board.

10.	Board Meetings

A.	Number of Meetings

The Board has at least four scheduled meetings per year at which it reviews and discusses reports by management on the performance of the Company, its plans and prospects, as well as immediate issues facing the Company.

B.	Role of the Chairman of the Board

The Chairman of the Board shall preside at all meetings of the Board. The Chairman of the Board shall determine the agenda for all Board meetings with the assistance of the Chief Executive Officer. Each director shall be entitled to suggest the inclusion of items on the agenda, with the final determination of the agenda to be made by the Chairman of the Board. The Chairman of the Board shall also determine the timing and length of Board meetings, and the time to be devoted to each topic on the agenda. All procedural matters with respect to the conduct of Board meetings shall be determined by the Chairman of the Board, including whether any individuals other than Board members shall be invited to attend and/or participate in all or any portion of any meetings, and the conditions of such individuals’ attendance and/or participation. In the absence of the Chairman of the Board, the Chief Executive Officer shall exercise all powers and authority conferred herein.

C.	Distribution of Board Materials in Advance

Materials for review, discussion and/or action of the Board should be distributed to Board members in advance of meetings whenever practicable.

D.	Non-Management Director Meetings

The non-management directors will meet at regularly scheduled executive sessions without management. The Audit Committee Chair, Nominating/Corporate Governance Committee Chair and Compensation Committee Chair may call the non-management directors to additional sessions without management. The Board shall not take formal actions at meetings of the non-management directors, although the participating directors may make recommendations for consideration by the full Board.

11.	Confidentiality

Pursuant to their fiduciary duties, directors are required to protect and hold confidential all non-public information obtained by reason of their directorship position absent the express or implied permission of the Board of Directors to disclose such information or the written agreement of the Company to permit disclosure. No director shall use Confidential Information for his or her own personal benefit or to benefit persons or entities outside the Company. No director shall disclose Confidential Information outside the Company, either during or after his or her service as a director of the Company, except (i) with authorization of the Board of Directors, (ii) as may be permitted by written agreement with the Company, or (iii) as may be otherwise required by law.

“Confidential Information” is all non-public information entrusted to or obtained by a director by reason of his or her position as a director of the Company. It includes, but is not limited to, non-public information that might be of use to competitors or harmful to the Company or its customers if disclosed, such as

•	information about the Company’s financial condition, results of operations, prospects, plans, objectives or strategies, and information relating to mergers and acquisitions, stock splits, stock repurchases, divestitures and other transactions;

•	trade secrets, information or techniques, marketing and research and development information, drilling and exploration data, information concerning customers, suppliers, producers and joint venture partners, payroll and benefits information, current/past employee information, technical and computer/software related information, and legal information;

•	information about discussions and deliberations relating to business issues and decisions, between and among employees, officers and directors.

To promote a free and unfettered exchange of ideas among directors, the directors will treat all discussions and deliberations that take place at Board meetings as confidential unless disclosure of those discussions is otherwise required by law or permitted by written agreement with the Company. No video or electronic recording of Board proceedings shall be made without the consent of the Chairman of the Board and a majority of the Board.

12.	Board and Committee Performance Evaluations

The Board and the Audit, Compensation and Nominating/Corporate Governance Committees will perform an annual self-evaluation. Each year the directors will provide assessments of the effectiveness of the Board, and the members of the Audit, Compensation and Nominating/Corporate Governance Committees will provide assessments of the effectiveness of their respective committees. These evaluations will be submitted to the Nominating/Corporate Governance Committee which will review them and determine if any additional evaluation is necessary. If the Nominating/Corporate Governance Committee determines that additional evaluation is necessary, it may elect to have such evaluation performed internally, or by an independent corporate governance expert. The Nominating/Corporate Governance Committee will report all evaluation results to the Board and make recommendations for areas which, in its judgment, require improvement.

13.	Board Compensation

The Board’s compensation philosophy is that directors (other than those who are also salaried officers of the Company or any of its subsidiaries) are entitled to receive reasonable compensation for their services and reimbursement for certain expenses, as may be determined by the Board. The Compensation Committee shall have the responsibility for recommending to the Board changes in compensation levels for non-employee directors. In discharging this duty, the Committee shall be guided by four general principles: compensation should fairly pay directors for work required; compensation should attract and retain highly qualified candidates for Board membership; compensation should align directors’ interests with the long-term interests of shareholders; and compensation should be transparent and as simple as possible within the limitations of tax and legal considerations.

Reasonable compensation also may be paid to any person (other than a salaried officer or employee of the Company or any of its subsidiaries) formally requested by the Board to attend a meeting.

14.	Board Access to Company Officers

Board members will have access to all officers of National Fuel Gas Company. Independent Board members may consult with such officers without senior corporate management present. Members of committees of the Board will also have such access to management as is provided in committee charters or as may otherwise be authorized by the Board. Management is encouraged to invite Company personnel to any Board meeting at which their presence and expertise would help the Board to have a full understanding of matters being considered and to introduce managers with significant potential.

15.	Access to Independent Advisors

The Board shall have the power at any time by majority vote to retain independent outside financial, legal or other advisors, at the Company’s expense.

16.	Director Contact with the Company’s Constituencies

Except as otherwise required by NYSE listing standards or applicable law, or as authorized by the Board, communications with parties external to the Company (including but not limited to shareholders, the media, attorneys, vendors, service providers, etc.) shall be the responsibility of the Chief Executive Officer or delegated by the Chief Executive Officer to the appropriate area of the Company. The directors will be consulted from time to time for their advice, as the Chief Executive Officer so determines.

17.	Director Orientation and Continuing Education

All directors, upon their initial appointment to the Board, shall attend an educational session, thereby enabling them to better perform their duties and recognize and deal with various issues that may arise during their tenure as directors. Subsequently, the directors shall attend ongoing educational programs related to their Board service as the Board deems appropriate.

18.	Amendment and Interpretation

These Guidelines are in addition to and are not intended to change or interpret any federal or state law or regulation, or the Company’s Certificate of Incorporation or Bylaws or any Committee Charter reviewed and approved by the Board. The Guidelines are subject to modification from time to time by the Board.

EXHIBIT A
TO
NATIONAL FUEL GAS COMPANY
CORPORATE GOVERNANCE GUIDELINES

NATIONAL FUEL GAS COMPANY
DIRECTOR QUALIFICATION GUIDELINES

The Board of Directors in considering qualifications of directors standing for re-election and candidates for Board membership will consider the following factors, in addition to those other factors it may deem relevant:

1. Strong management experience, ideally with major public companies.

2. Other areas of expertise or experience that are desirable given the Company’s business and the current make-up of the Board, such as expertise or experience in: the natural gas industry, information technology businesses, manufacturing, financial or investment banking, scientific research and development, senior level government experience, and academic administration or teaching.

3. Desirability of range in age, so that retirements are staggered to permit replacement of directors of desired skills and experience in a way that will permit appropriate continuity of Board members.

4. Independence, as defined by the Board.

5. Diversity of perspectives brought to the Board by individual members.

6. Knowledge and skills in accounting and finance, business judgment, general management practices, crisis response and management, industry knowledge and leadership.

7. Personal characteristics matching the Company’s values, such as integrity, accountability, financial literacy, and high performance standards.

8. Additional characteristics, such as:

a.)	willingness to commit the time required to fully discharge their responsibilities to the Board, including the time to prepare for Board and Committee meetings by reviewing the material supplied before each meeting;

b.)	commitment to attend a minimum of 75% of meetings;

c.)	ability and willingness to represent the stockholders’ long and short-term interests;

d.)	awareness of the Company’s responsibilities to its customers, employees, suppliers, regulatory bodies, and the communities in which it operates; and

e.)	willingness to advance their opinions, but once a decision is made by a majority of the Board, a willingness to support the majority decision assuming questions of ethics or propriety are not involved.

9. The number of commitments to other entities, with one of the more important factors being the number of other public-company boards on which the individual serves.

10. In order to qualify for election as a director, a nominee must be a shareholder of the Company.

EXHIBIT B
TO
NATIONAL FUEL GAS COMPANY
CORPORATE GOVERNANCE GUIDELINES

NATIONAL FUEL GAS COMPANY
NOMINATING/CORPORATE GOVERNANCE COMMITTEE

Process for Identifying and Evaluating Nominees for Director

1. The Nominating/Corporate Governance Committee (the Committee) will observe the following procedures in identifying and evaluating candidates for election to the Company’s Board of Directors.

2. The Company believes that the continuing service of qualified incumbents promotes stability and continuity in the boardroom, contributing to the Board’s ability to work as a collective body, while giving the company the benefit of the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure. Accordingly, the process of the Committee for identifying nominees shall reflect the Company’s practice of re-nominating incumbent directors who continue to satisfy the Board’s criteria for membership on the Board, whom the Committee believes continue to make important contributions to the Board and who consent to continue their service on the Board.

3. Consistent with this policy, in considering candidates for election at annual meetings of stockholders, the Committee will consider the incumbent directors whose terms expire at the upcoming meeting and who wish to continue their service on the Board.

4. The Board will evaluate the qualifications and performance of the incumbent directors who desire to continue their service. In particular, as to each such incumbent director, the Committee will —

(a)	consider if the director continues to satisfy the Director Qualification Guidelines which are Exhibit A to the Company’s Corporate Governance Guidelines;

(b)	review any prior assessments of the performance of the director during the preceding term made by the Committee; and

(c)	determine whether there exist any special, countervailing considerations against re-nomination of the director.

5. If the Committee determines that:

(a)	an incumbent director consenting to re-nomination continues to be qualified and has satisfactorily performed his or her duties as a director during the preceding term; and

(b)	there exist no reasons, including considerations relating to the composition and functional needs of the Board as a whole, why in the Committee’s view the incumbent should not be re-nominated, the Committee will, absent special circumstances, propose the incumbent director for re-nomination.

6. The Committee will identify and evaluate new candidates for election to the Board, including for the purpose of filling vacancies arising by reason of the resignation, retirement, removal, death or disability of an incumbent director or the desire of the directors to expand the size of the Board.

7. The Committee will accept recommendations for nominees from persons that the Committee believes are likely to be familiar with qualified candidates. These persons may include members of the Board, including members of the Committee, and management of the Company. The Committee may also determine to engage a professional search firm to assist in identifying qualified candidates. If such a firm is engaged, the Committee shall set its fees and the scope of its engagement.

8. As to each recommended candidate that the Committee believes merits consideration, the Committee will:

(a)	cause to be assembled information concerning the background and qualifications of the candidate;

(b)	determine if the candidate satisfies the Director Qualification Guidelines which are Exhibit A to the Company’s Corporate Governance Guidelines; if so, then

(c)	consider the contribution that the candidate can be expected to make to the overall functioning of the Board.

9. The Committee shall solicit the views of the Chief Executive Officer and the Chairman of the Board, and the views of such other persons as the committee deems appropriate, regarding the qualifications and suitability of candidates to be nominated as directors.

10. In its discretion, the Committee may designate one or more of its members (or the entire Committee) to interview any proposed candidate.

11. Based on all available information and relevant considerations, the Committee will select a candidate who, in the view of the Committee, is suited for membership on the Board. The Committee will then recommend to the Board that the candidate be nominated. The Board would then, if it chooses, nominate the candidate by a resolution adopted by the Board at a meeting or by unanimous written consent.

12. Stockholders may propose candidates for consideration by the Committee by communication directed to the Company’s Secretary at its principal office, received not less than 120 calendar days before the anniversary date of the Company’s proxy statement released to stockholders in connection with the previous year’s annual meeting of stockholders. However, if the date of the annual meeting is changed more than 30 days from the date corresponding to the date of the prior year’s annual meeting, then a stockholder’s communication must be received not later than the close of business on the tenth day following the date on which notice of the meeting is given by the Company (or, if earlier, by the tenth day following public disclosure of the new date of the annual meeting). The communication must include all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case under applicable SEC regulations, including such person’s written consent to be named in the proxy statement as a nominee and to serving as a director if elected. In making its selection, the Committee will evaluate candidates proposed by stockholders owning at least five percent (5%) of the Company’s outstanding common stock, under criteria similar to the evaluation of other candidates. The Committee shall have no obligation whatsoever to consider other unsolicited recommendations received from stockholders proposing candidates for the Board. The Committee may consider, as one of the factors in its evaluation of stockholder recommended nominees, the size and duration of the interest of the recommending shareholder or shareholder group on the equity of the Company, and the candidate’s relationship to that stockholder or group, in order to determine whether the candidate can effectively represent the interests of all stockholders. The Committee may also consider the extent to which the recommending stockholder or group intends to continue holding its interest in the Company, including, in the case of nominees recommended for election at an annual meeting of stockholders, whether the recommending stockholder intends to continue holding its interest at least through the time of such annual meeting.

APPENDIX C TO PROXY STATEMENT

NATIONAL FUEL GAS COMPANY
REPORTING PROCEDURES FOR ACCOUNTING AND AUDITING MATTERS

I.	Purpose

National Fuel Gas Company (“Company”) has a longstanding commitment to comply with federal and state securities laws and regulations, accounting standards, accounting controls and audit practices. In furtherance of this commitment, the Audit Committee of the Company’s Board of Directors has established these Reporting Procedures for Accounting and Auditing Matters (“Procedures”), which provide for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding accounting or auditing matters.

II.	Scope

These Procedures apply to all employees of all divisions and subsidiaries of the Company.

III.  Procedures

A. Making a Report of Accounting and Auditing Matters

1.	An employee with a concern or complaint regarding accounting, internal accounting controls, or auditing matters (collectively “Accounting and Auditing Matters”) may report such concerns, on a confidential and anonymous basis if the employee so desires, as follows:

a.	Via the Company’s dedicated toll-free hotline (1-800-605-1338) operated by a third party service company; or

b.	In writing in a sealed envelope addressed to the Chairman of the Audit Committee, National Fuel Gas Company, 6363 Main Street, Williamsville, New York 14221. The sealed envelope should be labeled with a legend such as: “Submitted pursuant to the Reporting Procedures for Accounting and Auditing Matters.”

2.	A sufficiently detailed description of the factual basis for the report should be given in order to allow appropriate investigation into the matter.

B. Treatment of Reports

1.	All reports will be forwarded to the Chairman of Audit Committee, the Chief Auditor, and General Counsel.

2.	Upon receipt of a report, the Chief Auditor will determine whether the complaint pertains to Accounting and Auditing Matters. If the report does not pertain to Accounting and Auditing Matters, the Chief Auditor and General Counsel will decide together on the appropriate disposition.

3.	Reports relating to Accounting and Auditing Matters will be promptly investigated by the Chief Auditor under the Audit Committee’s direction and oversight, and may involve the assistance of other Company resources as needed. To the fullest extent possible, such investigations and reports will be kept confidential.

4.	If the results of an investigation indicate that corrective action is required, the Audit Committee will decide what steps should be taken to rectify the problem and reduce the likelihood of recurrence, and may also recommend appropriate discipline.

5.	No person making a report under these Procedures shall be subject to retaliation because of making a good faith report. In addition, any employee of the Company responsible for retaliating against individuals who in good faith report concerns regarding Accounting and Auditing Matters will be subject to disciplinary action, up to and including termination. Any employee making a bad faith report, including a report made for the purpose of harassing or maliciously injuring the subject of the report, will be subject to disciplinary action, up to and including termination.

C. Retention of Reports and Investigation Documents

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The Chief Auditor will maintain, in accordance with the Company’s document retention policy, a complete record of all reports received (including those determined not to pertain to Accounting and Auditing Matters), all records associated with reports of Accounting and Auditing Matters, the treatment of reports of Accounting and Auditing Matters under these Procedures, and the ultimate disposition of Accounting and Auditing Matters reports. In addition, the Chief Auditor shall prepare an update on the status of (i) all reports of Accounting and Auditing Matters under investigation, and (ii) those reports of Accounting and Auditing Matters whose investigation has been concluded since the previous status update. Status updates shall be provided on a monthly basis for the Chairman of the Audit Committee and shall be provided on a quarterly basis for the entire Audit Committee.

IV.	Administration of Procedures

The Audit Committee is the issuer and owner of these Procedures. These Procedures shall be subject to periodic review and revision by the Audit Committee as necessary or appropriate. The Audit Committee, in consultation with the Company’s Chief Auditor, shall have the authority to make any interpretations regarding the operation of these Procedures.

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APPENDIX D TO PROXY STATEMENT

NATIONAL FUEL GAS COMPANY
2010 EQUITY COMPENSATION PLAN

SECTION 1

PURPOSE

The purpose of the Plan is to is advance the interests of the Company and its stockholders by (i) incentivizing superior performance of Employees of the Company and its Subsidiaries by means of a long term, equity based compensation program and (ii) enhancing the ability of the Company and its Subsidiaries to attract and retain in its employ highly qualified persons for the successful conduct of their businesses.

SECTION 2

DEFINITIONS

“Adjustment Event” means any stock dividend, stock split or share combination in respect of, or extraordinary cash dividend on, the Common Stock or any recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, dissolution, liquidation, exchange of shares, warrants or rights offering to purchase Common Stock at a price substantially below Fair Market Value, or other similar event affecting the Common Stock.

“Alternative Award” has the meaning ascribed to it in Section 12 of this Plan.

“Award” means any grant of an Option, a SAR, a Restricted Stock Unit, Restricted Stock, a Performance Award or Other Stock-Based Award under this Plan.

“Award Notice” means a notice from the Company to a Participant, in electronic or written form, that sets forth the terms and conditions of an Award, in addition to those terms and conditions established by this Plan and by the Committee’s exercise of its administrative powers.

“Board” means the Board of Directors of the Company.

“Cause” means (i) the willful and continued failure by an Employee (regardless of the Employee’s age) to substantially perform his duties with his Employer after written warnings specifically identifying the lack of substantial performance are delivered to him by his Employer, or (ii) the willful engaging by an Employee (regardless of the Employee’s age) in illegal conduct which is materially and demonstrably injurious to the Company or a Subsidiary.

“Change in Control” shall be deemed to have occurred at such time as:

(i) any “person” within the meaning of Section 13(d) of the Exchange Act, other than the Company, a Subsidiary, or any employee benefit plan or plans sponsored by the Company or any Subsidiary, is or has become the “beneficial owner,” as defined in Rule 13d-3 under the Exchange Act, directly or indirectly, of twenty percent (20%) or more of the combined voting power of the outstanding securities of the Company ordinarily having the right to vote at the election of directors or more than twenty percent (20%) of the fair market value of all classes of the Company’s outstanding stock;

(ii) consummation of any consolidation or merger immediately following which the persons who, immediately prior to the consolidation or merger, held the capital stock of the Company do not hold, immediately following such transaction, (x) at least a majority of the stock ordinarily entitled to vote in the election of directors of the corporation surviving such consolidation or merger (or of the ultimate parent corporation in an unbroken chain which owns, directly or indirectly, a majority of the capital stock of such entity) or (y) stock in the entity described in subclause (x) that represents at least 50% of the fair market value of all classes of stock of such entity, in either case, in substantially the same proportionate ownership as such persons held immediately before such consolidation or merger,

(iii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company; or

(iv) individuals who constitute the Board at the beginning of the 12 month period ended on the date of determination (the “Incumbent Board”) have ceased for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to such date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least 75% of the directors then comprising the Incumbent Board (either by specific vote or by approval of the proxy statement of the Company in which such person is named as nominee for director without objection to such nomination) shall be, for purposes of this Plan, considered as though such person were a member of the Incumbent Board.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” means the Compensation Committee of the Board, or such other committee designated by the Board, authorized to administer the Plan.

“Common Stock” means the common stock of the Company.

“Company” means National Fuel Gas Company.

“Disability”, with respect to any Participant occurs, unless otherwise provided for in an Award Notice, when and if, as a result of disease, injury or mental disorder, the Participant is incapable of engaging in regular employment or occupation with the Company or a Subsidiary and if and so long as the Social Security Administration has determined that the Participant is disabled; provided that, the Participant will not be considered to have a Disability under the Plan if the condition giving rise to the disability (i) was contracted, suffered or incurred by reason of being or having been engaged in any criminal or illegal activity, (ii) resulted from the Participant’s habitual drunkenness or narcotic or drug addiction, (iii) resulted from an intentionally self-inflicted injury or (iv) resulted from service in the armed forces for which a military allowance or pension is paid.

“Dividend Equivalents” means an amount equal to the regular cash dividends paid by the Company upon one share of Common Stock.

“Effective Date” means the date following adoption of this Plan by the Board, on which this Plan is approved by a majority of the votes cast at a duly constituted meeting of the shareholders of the Company.

“Employee” means an officer or other management employee of the Company or Subsidiary.

“Employer” means, with respect to any Employee or Participant, whichever of the Company or any of its Subsidiaries employs such person.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Executive Officer” means any “officer” within the meaning of Rule 16a-1(f) promulgated under the Exchange Act.

“Fair Market Value” of a share of Common Stock on any date means the average of the high and low sales prices of a share of Common Stock as reflected in the next day reports of the high and low sales prices of a share of Company Common Stock, as reported on either www.bloomberg.com or www.yahoo.com (or, if no such shares were publicly traded on that date, the next preceding date that such shares were so traded); provided, however, that if shares of Common Stock shall not have been traded for more than five (5) trading days immediately preceding such date, Fair Market Value shall mean the closing price on the immediately preceding date on which stock transactions were so reported.

“Grant Price” means, with respect to a SAR, the Fair Market Value of a share of Common Stock measured as of the date the SAR is granted to a Participant or such greater amount as shall be determined by the Committee and specified in the applicable Award Notice.

“ISO” means an Option that is an “incentive stock option” within the meaning of section 422 of the Code.

“Nonqualified Stock Option” means an Option that is not an ISO.

“Option” means the right to purchase Common Stock at a stated price for a specified period of time. For purposes of the Plan, an Option may be either (i) an ISO or (ii) Nonqualified Stock Option.

“Other Stock-Based Award” means an Award made pursuant to, and in accordance with the requirements of Section 10 of the Plan.

“Participant” means any individual to whom an Award has been granted by the Committee under this Plan.

“Performance Awards” means Awards of Performance Shares or Performance Units, or any other Award granted under this Plan, the vesting of which is conditioned upon attainment of Performance Goals.

“Performance Cycle” means the period selected by the Committee during which the performance of the Company or any Subsidiary or unit thereof or any individual is measured for the purpose of determining the extent to which an Award subject to Performance Goals has been earned.

“Performance Goals” means the objectives for the Company, any Subsidiary or business unit thereof, or Participant that may be established by the Committee for a Performance Cycle with respect to any performance-based Awards contingently granted under the Plan. The performance measure(s) to be used for purposes of Awards granted under the Plan shall include one or more measures chosen from among the following, as applied to the Company or to any Subsidiary or combination of Subsidiaries, whether on a relative or a comparative basis: (i) earnings per share, (ii) net income (before or after taxes), (iii) return measures (including, but not limited to, return on assets, equity or sales), (iv) cash flow return on investments which equals net cash flows divided by owners equity, (v) earnings before or after taxes, depreciation and/or amortization; (vi) gross revenues, (vii) operating income (before or after taxes); (viii) total shareholder return, (vi) corporate performance indicators (indices based on the level of certain expenses, certain objectively measurable operational events or certain services provided to customers), (x) cash generation, profit and/or revenue targets, (xi) growth measures, including revenue growth, reserve growth or reserve replacement, whether or not as compared to a peer group or other benchmark and/or (xii) share price (including, but not limited to, growth measures and total shareholder return). In setting performance goals using these performance measures, and in determining actual performance relative to these performance measures, the Committee may exclude the effect of changes in accounting standards and events impacting the comparability of results of operations or financial condition, as specified by the Committee, such as write-offs, capital gains and losses, and acquisitions and dispositions of businesses.

“Performance Shares” means an Award constituting units denominated in Common Stock, the number of which such units may be adjusted over a Performance Cycle based upon the extent to which Performance Goals have been satisfied.

“Performance Unit” means a dollar denominated unit (or a unit denominated in the Participant’s local currency) granted pursuant the Plan, payable upon the extent of the achievement of the applicable Performance Goals.

“Permitted Transferees” has the meaning ascribed to it in Section 14 of this Plan.

“Plan” means this National Fuel Gas Company 2010 Equity Compensation Plan. Any reference in the Plan to a Section or paragraph number refers to that portion of the Plan.

“Restricted Period” means the period of time during which Restricted Stock Units or shares of Restricted Stock are subject to forfeiture or restrictions on transfer (if applicable) pursuant to Section 8 of the Plan.

“Restricted Stock” means Common Stock awarded to a Participant pursuant to the Plan that is subject to forfeiture and restrictions on transferability in accordance with Section 8 of the Plan.

“Restricted Stock Unit” means a Participant’s right to receive, pursuant to Section 8 of this Plan, one share of Common Stock (or the equivalent value thereof in cash), at the end of a specified period of time, which right is subject to forfeiture in accordance with Section 8 of the Plan.

“Retirement” means, unless another definition is incorporated into the applicable Award Notice, a termination of the Participant’s employment or service at or after the Participant reaches age 60, but not including a termination for Cause.

“Section 409A” means Section 409A of the Code and the applicable rules, regulations and guidance promulgated thereunder.

“Settlement Payment” has the meaning ascribed to it in Section 12 of this Plan.

“Stock Appreciation Right” or “SAR” means a stock appreciation right granted under Section 7 of the Plan in respect of one or more shares of Common Stock that entitles the holder thereof to receive, in cash or Common Stock as determined by the Committee in its discretion (which discretion may be exercised at or after grant, including after exercise of the SAR), an amount per share of Common Stock equal to the excess, if any, of the Fair Market Value on the date the SAR is exercised over the Grant Price.

“Subsidiary” means a corporation or other business entity in which the Company directly or indirectly has an ownership interest of more than fifty percent (50%).

“Trust” has the meaning ascribed to it in Section 14(a) of the Plan.

SECTION 3

ADMINISTRATION

(a) Administration.  The Plan shall be administered by the Committee. The Committee shall have sole and complete authority to (i) interpret the Plan and Awards made under the Plan, including by resolving any omission or correcting any defect in the Plan or any Award, (ii) establish such administrative rules, regulations and procedures as it deems necessary or appropriate for the proper administration of the

Plan, (iii) select the Employees to receive Awards under the Plan, (iv) determine the form of each Award, the number of shares subject to each Award and all the terms and conditions of each Award, (v) determine whether Awards are to be granted singly, in combination or in the alternative, (vi) grant waivers of Plan terms and conditions (vii) modify an Award, to the extent permissible by applicable law, including without limitation Section 409A, and (viii) take any and all other action it deems advisable for the proper administration of the Plan. Notwithstanding the foregoing, without the express approval of stockholders, the Committee shall not have the authority to grant Awards in replacement of Awards previously granted under the Plan. All determinations of the Committee shall be final, binding and conclusive.

(b) Delegation by the Committee.  Notwithstanding any other provision of this Plan or an Award Notice, but subject to applicable law, the Committee, in its discretion, may delegate its authority and duties under the Plan to the Chief Executive Officer or to other senior officers of the Company, provided, however, that only the Committee may select and grant Awards and render other decisions as to the timing, pricing and amount of Awards to Participants who are Executive Officers.

(c) Indemnification.  No member of the Committee shall be personally liable for any act, omission or determination relating to the Plan, and the Company shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination related to the Plan, if, in any case, such member, director or employee made or took such action, omission, or determination in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, such person had no reasonable cause to believe his or her conduct was unlawful.

(d) 409A Compliance.  The Plan is intended to be administered in a manner consistent with the requirements, where applicable, of Section 409A. Where reasonably possible and practicable, the Plan shall be administered in a manner to avoid the imposition on Participants of immediate tax recognition and additional taxes pursuant to Section 409A. Notwithstanding the foregoing, neither the Company nor the Committee, nor any of the Company’s directors, officers or employees shall have any liability to any person in the event Section 409A applies to any such Award in a manner that results in adverse tax consequences for the Participant or any of his beneficiaries or transferees.

SECTION 4

ELIGIBILITY

The Committee may grant an Award pursuant to the Plan to any Employee it shall designate. The Committee may grant any or all of the Awards specified herein to any particular Participant (subject to the applicable limitations set forth in the Plan). Receipt of an Award of one type, or in any year or other period, shall neither entitle an Employee to receive, nor disqualify an Employee from receiving, another type of Award, or an Award in any future year or period. An Award may be made for one year or multiple years without regard to whether any other type of Award is made for the same year or years.

SECTION 5

SHARES AVAILABLE FOR AWARDS

(a) Number.  Subject to the provisions of this Section 5, the maximum number of shares of Common Stock that are available for Awards under the Plan shall not exceed three million (3,000,000) shares. For purposes of determining compliance with the limit set forth in this Section 5(a), any shares subject to an Award which is (i) an Option or SAR shall be counted against this limit as one (1) share for every share subject to such Award, and (ii) not an Option or SAR shall be counted against such limit as 1.8 shares for every share subject to such Award. Notwithstanding the foregoing, if an Award is issued in tandem with any other Award (such that it is only possible to benefit under either but not both Awards), the shares subject to such Awards shall be counted only once against such limit, based on the Award that represents the greatest allocation of shares for this purpose.

(b) Individual Limitations.  Subject to the provisions of Section 5(d), the following individual Award limits apply:

(i) Options, SARs.  No Participant may receive in any calendar year a grant of Options and/or SARs in respect of more than 750,000 shares of Common Stock.

(ii) Performance-Based Limitations.  To the extent that any Award, other than an Option or SAR, granted to an Executive Officer is intended to satisfy the requirements of Code section 162(m)(4)(C) as “other performance-based compensation,” the maximum aggregate amount of such Award(s) granted to such Participant in any 12 month period shall not exceed 375,000 shares with respect to any Performance Share Award or $2,500,000 with respect to any Performance Unit Award; provided, however, that the amount of shares or cash payable in respect of any such Award upon superior achievement in respect of the applicable Performance Goal may equal up to twice the amount specified above.

(c) Canceled, Terminated, or Forfeited Awards, etc.  Any shares of Common Stock subject to an Award (or any portion thereof) which for any reason lapses, is canceled, forfeited or terminated or otherwise is settled without the issuance of Common Stock shall be available for future grants under the Plan. The number of shares available for grant pursuant to the immediately preceding sentence shall be determined based on the number of shares counted against the limit in Section 5(a) with respect to the grant of the corresponding Award. Similarly, any shares subject to an award previously granted under the 1997 Award and Option Plan which for any reason lapses, is canceled, forfeited or terminated or otherwise is settled without the issuance of Common Stock, in each such case after the Effective Date, shall be available for future grants under the Plan in addition to those shares made available under Section 5(a). Notwithstanding the foregoing, the following shares of Common Stock shall not be available for the grant of Awards under the Plan: (i) shares of Common Stock not issued or delivered as a result of the net settlement of a Stock Appreciation Right or Option, (ii) shares of Common Stock used to pay the exercise price or withholding taxes related to an Award, or (iii) shares of Common Stock repurchased on the open market with the proceeds from the exercise of any Option.

(d) Adjustment in Capitalization.  In the event of any Adjustment Event, (i) the aggregate number of shares of Common Stock available for Awards under this Section 5, (ii) the aggregate limitations on the number of shares that may be awarded as a particular type of Award or that may be awarded to any particular Participant in any particular period under Section 5(c) and (iii) the aggregate number of shares subject to outstanding Awards and the respective exercise prices or Grant Prices applicable to outstanding Awards shall be equitably adjusted by the Committee, in its discretion, with respect to such Adjustment Event. To the extent deemed equitable and appropriate by the Committee and subject to any required action by shareholders of the Company or of any successor in interest to the Company or any direct or indirect parent corporation of the Company or any such successor, in any Adjustment Event that is a merger, consolidation, reorganization, liquidation, dissolution or similar transaction, any Award granted under the Plan shall be deemed to pertain to the securities and other property, including cash, to which a holder of the number of shares of Common Stock covered by the Award would have been entitled to receive in connection with such Adjustment Event. Any determination made by the Committee pursuant to this Section 5(d) shall be final, binding and conclusive.

SECTION 6

STOCK OPTIONS

(a) Grants.   ISOs and Nonqualified Stock Options may be granted to Participants at such time or times as shall be determined by the Committee. Except as otherwise provided herein, the Committee shall have complete discretion in determining the number of Options, if any, to be granted to a Participant, provided that ISOs may only be granted to eligible Participants who satisfy the requirements for eligibility set forth under section 424 of the Code, and further provided that Dividend Equivalents shall not be paid or payable on any Option. The grant date of an Option under the Plan will be the date on which the Option is awarded by the Committee, or a specified date in the future including a date relating to the satisfaction of any condition or conditions to the effectiveness of such grant as the Committee shall specify in its sole discretion. Each Option shall be evidenced by an Award Notice that shall specify the type of Option granted, the exercise price, the duration of the Option, the number of shares of Common Stock to which the Option pertains, the conditions upon which the Option or any part thereof shall become vested or exercisable and such other terms and conditions not inconsistent with the Plan as the Committee shall determine. An Award Notice which does not specify the type of Option granted shall be deemed to specify that each Option granted in that Award Notice shall be a Nonqualified Stock Option.

(b) Exercise Price; No Repricing.  The price at which Common Stock may be purchased upon exercise of an Option shall be established by the Committee, but such price shall not be less than the Fair Market Value of the Common Stock on the grant date of the Option. The Committee shall not have the right to reprice an Option under this Plan, including by (i) amending an Option to reduce its exercise price, (ii) canceling an Option at a time when its exercise price exceeds the Fair Market Value of one share in exchange for an Option, SAR, Restricted Stock, Stock Unit or other equity award, unless the cancellation or exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction or (iii) taking any other action that is treated as a repricing under generally accepted accounting principles, provided, however, that adjustments pursuant to Section 5(d) shall not be deemed to be a repricing that is prohibited by this Section 6(b).

(c) Vesting and Exercisability.  Unless otherwise provided in Section 11 hereof or in the Participant’s Award Notice, each Option awarded to a Participant under the Plan shall become vested and exercisable in three equal annual installments, subject to the Participant’s continued employment with the Company or Subsidiary through such date. The Committee may provide that Options may also become exercisable, in whole or in part, upon the occurrence of any event specified in the Plan or other condition specified by the Committee at or after the grant date of the applicable Option. In its discretion, the Committee may establish in the Award Notice, conditions based on Performance Goals (in lieu of, or in addition to, time-based vesting) with respect to the exercisability of any Option. No Option shall be exercisable after the tenth anniversary of its grant date.

(d) ISOs.  Notwithstanding anything in the Plan to the contrary, no Option that is intended to be an ISO may be granted after the tenth anniversary of the Effective Date of the Plan. No term of this Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the ISO or the Plan under Section 422 of the Code, or, without the consent of any Participant affected thereby, to disqualify any ISO under such Section 422. The number of shares of Common Stock that shall be available for ISOs granted under the Plan is three million (3,000,000) shares.

(e) Payment.  The Committee shall establish procedures governing the exercise of Options. No shares shall be delivered pursuant to any exercise of an Option unless arrangements satisfactory to the Committee have been made to assure full payment of the exercise price therefore. Payment of the exercise price of an Option may be paid (i) in cash or its equivalent, (ii) by exchanging shares of Common Stock or shares of Restricted Stock, (iii) a combination of the foregoing or (iv) pursuant to such other arrangements as the Committee may deem appropriate, including a cashless exercise program. The Committee, in its sole discretion, may adopt administrative rules, regulations or procedures with respect to any method of exercising an Option, including pursuant to a cashless exercise program, if permitted. The Company may not make a loan to a Participant to facilitate such Participant’s exercise of any of his or her Options or payment of taxes.

SECTION 7

STOCK APPRECIATION RIGHTS

(a) Grants.  Awards may be granted in the form of Stock Appreciation Rights and may be granted to any Employee at such time or times as shall be determined by the Committee. Stock Appreciation Rights may be granted on a stand-alone basis or in tandem with another Award granted under the Plan. The grant date of a Stock Appreciation Right under the Plan will be the date on which the Stock Appreciation Right is awarded by the Committee, or a specified date in the future, including a date relating to the satisfaction of any such condition or conditions to the effectiveness of such grant as the Committee shall specify in its sole discretion. Stock Appreciation Rights shall be evidenced by an Award Notice, whether as part of an Award Notice governing the terms of the Options, if any, to which such Stock Appreciation Rights relate or pursuant to a separate Award Notice with respect to freestanding Stock Appreciation Rights, in each case containing such provisions not inconsistent with the Plan as the Committee shall determine, provided that Dividend Equivalents shall not be paid or payable on any Stock Appreciation Right.

(b) Terms and Conditions of SARs.  Except as otherwise determined by the Committee at or after grant and subject to the Participant’s continued employment or service with the Company or a Subsidiary through such date, each Stock Appreciation Right awarded to a Participant under the Plan shall become vested and exercisable in accordance with the vesting schedule provided in the applicable Award Notice, but in no event later than ten years from the date of grant. Unless otherwise provided in Section 11 hereof or in the Participant’s Award Notice, each SAR awarded to a Participant under the Plan shall become vested and exercisable in three equal annual installments, subject to the Participant’s continued employment with the Company or Subsidiary through such date. Stock Appreciation Rights may also become exercisable, in whole or in part, upon the occurrence of any event or events as specified in the Plan or specified by the Committee, in its discretion, either at or after the grant date of the applicable Stock Appreciation Right. In its discretion, the Committee may also establish conditions based on Performance Goals (in lieu of, or in addition to, time based vesting) with respect to the exercisability of any Stock Appreciation Rights. No Stock Appreciation Rights shall be exercisable after the tenth anniversary of their grant date. The Committee may impose such conditions with respect to the exercise of Stock Appreciation Rights, including without limitation, any conditions relating to the application of federal or state securities laws, as it may deem necessary or advisable. Notwithstanding the foregoing sentence, the Committee shall not have the right to reprice a SAR under this Plan, including by (i) amending a SAR to reduce its Grant Price, (ii) canceling a SAR at a time when its Grant Price exceeds the Fair Market Value of one share in exchange for an Option, SAR, Restricted Stock, Stock Unit or other equity award, unless the cancellation or exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction or (iii) taking any other action that is treated as a repricing under generally accepted accounting principles, provided, however, that adjustments pursuant to Section 5(d) shall not be deemed to be a repricing that is prohibited by this Section 7(b).

(c) Deemed Exercise.  Any SAR not already exercised shall be deemed to be exercised at the close of business on the scheduled expiration date of such SAR, if at such time the SAR by its terms remains exercisable and, if so exercised, would result in a payment to the holder of such SAR

(d) Payment of SAR Amount.  Upon exercise of a SAR, the holder shall be entitled to receive payment, in cash, in shares of Common Stock or in a combination thereof, as determined by the Committee, of an amount determined by multiplying:

(i) the excess, if any, of the Fair Market Value at the date of exercise over the Grant Price, by

(ii) the number of shares of Common Stock with respect to which the SARs are then being exercised; provided that, at the time of grant with respect to any SAR payable in cash, the Committee may establish in the Award Notice, in its solediscretion, a maximum amount per share which will be payable upon the exercise of such SAR.

SECTION 8

RESTRICTED STOCK; RESTRICTED STOCK UNITS

(a) Grants.   Restricted Stock and Restricted Stock Units may be granted to Participants at such time or times as shall be determined by the Committee. The grant date of any Restricted Stock or Restricted Stock Units under the Plan will be the date on which such Restricted Stock or Restricted Stock Units are awarded by the Committee, or a specified date in the future, including a date related to the satisfaction of any such condition or conditions to the effectiveness of such grant as the Committee shall specify in its sole discretion. Restricted Stock and Restricted Stock Units shall be evidenced by an Award Notice that shall specify (i) the number of shares of Restricted Stock and the number of Restricted Stock Units to be granted to each Participant, (ii) the applicable Restricted Period(s) and (iii) such other terms and conditions, not inconsistent with the Plan, as the Committee shall determine. Any shares of Restricted Stock granted under the Plan may be evidenced in such manner as the Company deems appropriate, including, without limitation, book-entry registration of the shares on the Company’s books and records or the issuance of a stock certificate or certificates that shall be held in the custody of the Secretary of the Company until the Restricted Period applicable to the Award lapses.

(b) Vesting.  Restricted Stock and Restricted Stock Units granted to Participants under the Plan shall be subject to a Restricted Period established pursuant to the terms of the Plan or by the Committee. Except as otherwise specified in the Plan or determined by the Committee at or after grant, the Restricted Period with respect to Restricted Stock and Restricted Stock Units that vest (i) solely based on the passage of time and the continued performance of services shall lapse in three approximately equal annual installments on the first through third anniversaries of the grant date and (ii) upon the satisfaction of Performance Goals shall lapse, to the extent Performance Goals have been achieved, not earlier than one year after the commencement of the applicable Performance Cycle. The Restricted Period applicable to any Restricted Stock grant or Restricted Stock Award shall be specified in the Participant’s Award Notice. The Restricted Period may lapse with respect to portions of Restricted Stock and Restricted Stock Units on a pro rata basis, or it may lapse at one time with respect to all Restricted Stock and Restricted Stock Units in an Award. The Restricted Period shall also lapse, in whole or in part, upon the occurrence of any event or events, including a Change in Control, specified in the Plan.

(c) Settlement of Restricted Stock and Restricted Stock Units.  At the expiration of the Restricted Period for any outstanding Restricted Stock Awards, the Company shall evidence the lapse of the restrictions applicable to the Restricted Stock Award and shall, upon request, deliver stock certificates evidencing the shares related to such Restricted Stock Awards to the Participant or the Participant’s legal representative (or otherwise evidence the issuance of such shares free of any restrictions imposed under the Plan). At the expiration of the Restricted Period with respect to any outstanding Restricted Stock Unit, the Participant shall receive, in the Committee’s discretion (i) a cash payment equal to the Fair Market Value of the underlying share of Common Stock as of such payment date, (ii) one share of Common Stock or (iii) any combination of cash and Common Stock.

(d) Restrictions on Transferability.  Shares of Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered by the Participant during the Restricted Period, except that the Committee may permit (on such terms and conditions as it shall establish) shares of Restricted Stock and Restricted Stock Units to be transferred during the Restricted Periods to a Permitted Transferee, in accordance with Section 14(a), provided that any shares of Restricted Stock or Restricted Stock Units so transferred shall remain subject to the provisions of this Section 8.

(e) Rights as a Shareholder.  Except for the restrictions set forth herein and unless otherwise determined by the Committee, the Participant shall have all the rights of a shareholder with respect to shares of Restricted Stock, including but not limited to, the right to vote and the right to receive dividends. A Participant shall not have any right, in respect of Restricted Stock Units awarded pursuant to the Plan, to vote on any matter submitted to the Company’s stockholders until such time as the shares of Common Stock attributable to such Restricted Stock Units have been issued. The Committee shall determine whether Dividend Equivalents will be provided in respect of any Restricted Stock Unit Award, the manner in which any such Dividend Equivalents will be deemed invested, the time or times at which such Dividend Equivalents shall be deemed payable, and any other terms and conditions thereon that the Committee shall deem appropriate.

(f) Legending.  To the extent that certificates are issued to a Participant in respect of shares of Restricted Stock awarded under the Plan (or in the event that such Restricted Stock are held electronically), such shares shall be registered in the name of the Participant and shall have such legends (or account restrictions) reflecting the restrictions of such Awards in such manner as the Committee may deem appropriate.

SECTION 9

PERFORMANCE SHARES AND PERFORMANCE UNITS

(a) Generally.  Awards may be granted in the form of Performance Shares and Performance Units and may be granted to Participants at such time or times as shall be determined by the Committee. The Committee shall have the authority to determine the Participants who shall receive Performance Shares and Performance Units, the number of Performance Shares and the number and value of Performance Units each Participant receives for each or any Performance Cycle, and the Performance Goals applicable in respect of such Performance Shares and Performance Units for each Performance Cycle. The Committee shall determine the duration of each Performance Cycle (the duration of Performance Cycles may differ from each other), and there may be more than one Performance Cycle in existence at any one time. Unless otherwise determined by the Committee, the Performance Cycle for Performance Shares and Performance Units shall be three years, and shall in no event be less than one year. The Committee shall be entitled to make such rules, determinations and adjustments as it deems appropriate with respect to any Participant who becomes eligible to receive a performance-based Award after the commencement of a Performance Cycle. Performance Shares and Performance Units shall be evidenced by an Award Notice that shall specify the number of Performance Shares and the number and value of Performance Units awarded to the Participant, the Performance Goals applicable thereto, and such other terms and conditions not inconsistent with the Plan as the Committee shall determine, provided that no Dividend Equivalents shall be paid or payable on any Performance Shares or Performance Units before they become earned and vested. No shares of Common Stock will be issued at the time an Award of Performance Shares is made, and the Company shall not be required to set aside a fund for the payment of Performance Shares or Performance Units.

(b) Earned Performance Shares and Performance Units.  Performance Shares and Performance Units shall become earned and vested, in whole or in part, based upon the attainment of specified Performance Goals or the occurrence of any event or events including a Change in Control, as the Committee shall determine, either at or after the grant date. In addition to the achievement of the specified Performance Goals, the Committee may, in the Award Notice, condition payment of Performance Shares and Performance Units on such conditions as the Committee shall specify. The Committee may also require the completion of a minimum period of service (in addition to the achievement of any applicable Performance Goals) as a condition to the vesting of any Performance Share or Performance Unit Award.

(c) Performance Goals.  Performance Goals shall be determined by the Committee, in its discretion, and shall be set out in the Award Notice. Except in the case of Awards to Executive Officers intended to be “other performance-based compensation” under Section 162(m)(4) of the Code, the Committee may also adjust the Performance Goals for any Performance Cycle as it deems equitable in recognition of events impacting the comparability of the Company’s results of operations or financial condition, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine. Notwithstanding anything contained in the Plan to the contrary, to the extent the Committee intends that an Award granted to an Executive Officer qualify as “other performance-based compensation” within the meaning of Section 162(m)(4)(c) of the Code, the Committee shall (i) specify and approve the specific terms of any Performance Goals with respect to such Awards in writing no later than ninety (90) days from the commencement of the Performance Cycle to which the Performance Goals relate, and (ii) not be entitled to exercise any subsequent discretion otherwise authorized under the Plan (such as the right to authorize payout at a level above that dictated by the achievement of the relevant Performance Goals) with respect to such Award if the ability to exercise discretion (as opposed to the exercise of such discretion) would cause such Award to fail to qualify as other performance-based compensation.

(d) Negative Discretion.  Notwithstanding anything in this Section 9 to the contrary, with respect to any Performance Unit Awards, the Committee shall have the right to establish written rules or procedures that have the effect of limiting the amount payable to each Participant to an amount that is less than the maximum amount otherwise authorized.

(e) Certification of Attainment of Performance Goals.  As soon as practicable after the end of a Performance Cycle and prior to any payment or vesting in respect of such Performance Cycle, the Committee shall certify in writing the number of any Performance Shares and the number and value of any Performance Units which have been earned or vested on the basis of performance in relation to the established Performance Goals.

(f) Payment of Awards.  Payment or delivery of Common Stock with respect to earned Performance Shares and earned Performance Units shall be distributed to the Participant or, if the Participant has died, to the Participant’s legal representative, as soon as practicable after the expiration of the Performance Cycle and the Committee’s certification under Section 9(e) above, provided that payment or delivery of Common Stock with respect to earned Performance Shares and earned Performance Units shall not be distributed to a Participant until any other conditions on payment of such Awards established by the Committee have been satisfied. The Committee shall determine whether earned Performance Shares and the value of earned Performance Units are to be distributed in the form of cash, shares of Common Stock or in a combination thereof, with the value or number of shares payable to be determined based on the Fair Market Value of the Common Stock on the date of the Committee’s certification under Section 9(e) above. The Committee shall have the right to impose whatever conditions it deems appropriate with respect to the award or delivery of shares of Common Stock, including conditioning the vesting of such shares on the performance of additional service.

SECTION 10

OTHER STOCK-BASED AWARDS

The Committee may grant Other Stock-Based Awards in accordance with this Section 10. Other Stock-Based Awards may take such form of an interest in the Common Stock, the value of a specified number of shares of Common Stock or any combination thereof as the Committee shall determine, including outright awards of Common Stock in satisfaction of an obligation of an Employer in respect of compensation that would otherwise be payable to an Employee in cash (each, a “Cash Settlement Award”). The number of shares of Common Stock that may be subject to Other Stock-Based Awards shall not exceed five percent (5%) of the shares authorized for issuance under Section 5(a) hereof, except that, the number of Other Stock-Based Awards that are Cash Settlement Awards shall not be subject to, or otherwise counted against, the foregoing 5% limit. In addition to any other terms and conditions that may be specified by the Committee, each Other Stock-Based Award shall specify the impact of a termination of service upon the rights of a Participant in respect of such Award. At the discretion of the Committee, such conditions may be the same as apply with respect to Restricted Stock or Restricted Stock Units, or may contain terms that are more or less favorable to the Participant. The terms of any Other Stock-Based Award need not be uniform in application to all (or any class of) Participants, and each Other Stock-Based Award granted to any Participant (whether or not at the same time) may have different terms. Any such Other Stock-Based Award shall be evidenced by an Award Notice which specifies the terms and conditions applicable thereto.

SECTION 11

TERMINATION OF EMPLOYMENT

(a) Termination Due to Death, Disability, Retirement.  Unless otherwise determined by the Committee at or after the time the Award is granted and set forth in the Award Notice, if a Participant’s employment or service terminates due to the Participant’s death, Disability or Retirement:

(i) Performance Awards.  With respect to Performance Awards, the Participant or Participant’s designated beneficiary, as the case may be, shall be entitled to a distribution of, and such Performance Awards shall be deemed vested to the extent of, the same number or value of Performance Awards that would have been payable for the Performance Cycle had the Participant’s service with the Company or Subsidiary continued until the end of the applicable Performance Cycle, pro-rated to reflect the time period from the commencement of the Performance Cycle through the date of the termination of the Participant’s service with the Company or Subsidiary. Any Common Stock issuable in respect of such Performance Awards or value of Performance Awards payable in cash that become payable in accordance with the preceding sentence shall be paid on the date the Performance Award would have been paid had the Participant remained employed through the end of the Performance Cycle.

(ii) Restricted Stock and Restricted Stock Unit Awards.  Unless otherwise specified by the Committee in the corresponding Award Notice, all outstanding Awards of Restricted Stock and Restricted Stock Units shall become immediately and fully vested, regardless of the extent to which otherwise vested as of the date of such termination of service or employment. Any Common Stock issuable or cash payable in respect of any Restricted Stock Units that vest pursuant to the preceding sentence shall be paid on the date the Restricted Stock Units would have been paid had the Participant remained employed through the end of the Restricted Period.

(iii) Options/SARs.  Unless otherwise specified by the Committee in the corresponding Award Notice, all outstanding Options and SARs shall become immediately and fully exercisable, regardless of the extent to which they are otherwise exercisable as of the date of such termination of service or employment. Unless otherwise specified by the Committee in the corresponding Award Notice, all outstanding Options and SARs awarded to a Participant whose employment terminates due to death, Disability or Retirement shall remain exercisable by the Participant, his legal representative or his Permitted Transferee, until the fifth anniversary of the date of the Participant’s termination of service or the Award’s original expiration date, whichever is earlier, after which date any unexercised Options and SARs shall terminate.

(b) Termination for Cause.  Unless otherwise determined by the Committee at or after the grant date and set forth in the Award Notice covering such Award, if a Participant’s employment or service terminates for Cause, all Options and SARs, whether vested or unvested, and all other Awards that are unvested, unexercisable or with respect to which the Restricted Period has not lapsed shall be immediately forfeited and cancelled, effective as of the date of the Participant’s termination of service.

(c) Termination due to a Divestiture.  Unless otherwise specified by the Committee in the corresponding Award Notice, if a Participant’s employment or service terminates due to the divestiture by the Company of one or more Subsidiaries or other business segments, divisions or operations in a transaction that does not otherwise qualify as a Change in Control:

(i) Performance Awards.  With respect to Performance Awards, the Participant shall be entitled to a distribution of, and such Performance Awards shall be deemed vested to the extent of, the same number or value of Performance Awards that would have been payable for the Performance Cycle had the Participant’s service with the Company or Subsidiary continued until the end of the applicable Performance Cycle, pro-rated to reflect the time period from the commencement of the Performance Cycle through the date of the termination of the Participant’s service due to the divestiture (including a termination of service occurring by reason of the sale of a Subsidiary). Any Common Stock issuable in respect of such Performance Awards or value of Performance Awards payable in cash that become payable in accordance with the preceding sentence shall be paid on the date the Performance Award would have been paid had the Participant remained employed through the end of the Performance Cycle.

(ii) Restricted Stock and Restricted Stock Unit Awards.  Unless otherwise specified by the Committee in the corresponding Award Notice, all outstanding Awards of Restricted Stock and Restricted Stock Units shall become immediately and fully vested, regardless of the extent to which otherwise vested as of the date of such termination of service or employment due to such divestiture. Any Common Stock issuable or cash payable in respect of any Restricted Stock Units that vest pursuant to the preceding sentence shall be paid promptly (but in no event later than 60 days) after the date of such divestiture.

(iii) Options/SARs:  Unless otherwise specified by the Committee in the corresponding Award Notice, all outstanding Options and SARs shall become immediately and fully exercisable, regardless of the extent to which they are otherwise exercisable as of the date of such termination of service or employment due to the divestiture and shall remain exercisable until the third anniversary of the date of such divestiture or the Award’s original expiration date, whichever is earlier, after which date any unexercised Options and SARs shall terminate.

(d) Termination due to a Reduction in Force.  Unless otherwise specified by the Committee in the corresponding Award Notice (or after the date of the issuance of such Award Notice, if more favorable to the Participant), if a Participant’s employment or service terminates without Cause due to a reduction in force or similar downsizing at the Company or any Subsidiary unit that affects a significant number of employees, all Awards that are unvested, unexercisable or with respect to which the Restricted Period has not lapsed, and Performance Awards for which the applicable Performance Cycle has not been completed, shall be immediately forfeited and cancelled, effective as of the date of the Participant’s termination of service. Unless otherwise specified by the Committee in the corresponding Award Notice, any Option or SAR that is vested not later than the date of termination shall remain exercisable until the first anniversary of the date of the Participant’s termination of service or the Award’s original expiration date, whichever is earlier, after which date any unexercised Option or SAR shall terminate.

(e) Termination for any Other Reason.  Unless otherwise determined by the Committee at or after the time the Award is granted, and except as may otherwise be provided in any agreement to which the Company and a Participant are parties, if a Participant’s employment or service with the Company or a Subsidiary is terminated for any reason other than death, Disability, Retirement, Cause, divestiture or reduction in force, all Options and SARs that are not exercisable, and all other Awards that have not vested or become payable, as of the date of such termination shall be immediately forfeited and cancelled, effective as of the date of the Participant’s termination of service. Unless otherwise specified in the Participant’s Award Notice, and except as may otherwise be provided in any agreement to which the Company and a Participant are parties, any Options and SARs awarded to a Participant whose employment or service with the Company or a Subsidiary terminates other than due to death, Disability, Retirement or Cause (including, without limitation, by reason of the fact that an entity that employs or employed the Participant ceases to be a Subsidiary) that are exercisable as of such termination shall remain exercisable for 90 days thereafter, or until the Award’s original expiration date, whichever is earlier, after which date any unexercised Options and SARs shall terminate.

SECTION 12

CHANGE IN CONTROL

(a) Accelerated Vesting and Payment.  Subject to the provisions of Section 12(b) below, in the event of a Change in Control (i) each Option and SAR then outstanding shall be fully exercisable regardless of the exercise schedule otherwise applicable to such Option and/or SAR, (ii) the Restricted Period shall lapse as to each share of Restricted Stock then outstanding, (iii) each outstanding Restricted Stock Unit shall become fully vested and payable, (iv) each outstanding Performance Share Award and Performance Unit Award shall be deemed earned at the target level of performance for such Award, and (v) each outstanding Other Stock-Based Award shall become fully vested and payable. In addition, in connection with such a Change in Control, the Committee may, in its discretion, provide that each Option and/or SAR shall, upon the occurrence of such Change in Control, be canceled in exchange for a payment per share in cash (the “Settlement Payment”) in an amount equal to the excess, if any, of the Fair Market Value over the exercise price of such Option or the Grant Price of such SAR. Should the Committee authorize any Settlement Payments in respect of Options, the Committee may determine that any Options which have an exercise price per share below the Fair Market Value shall be deemed cancelled and satisfied in full for a deemed Settlement Payment of zero. The Committee may also direct that each Restricted Stock Unit, Other Stock-Based Award, Performance Share and/or Performance Unit shall be settled in cash with its value determined based on the value received by the shareholders in any transaction that itself constitutes a Change in Control.

(b) Alternative Awards.  Notwithstanding Section 12(a), no cancellation, acceleration of exercisability, vesting, cash settlement or other payment shall occur with respect to any Award if the Committee reasonably determines in good faith, prior to the occurrence of a Change in Control, that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted award hereinafter called an “Alternative Award”), by a Participant’s employer (or the parent or an affiliate of such employer) immediately following the Change in Control; provided that any such Alternative Award must:

(i) be based on stock which is traded on an established U.S. securities market;

(ii) provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such Award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

(iii) have substantially equivalent economic value to such Award (determined at the time of the Change in Control and using valuation principles permitted under Treas. Reg. § 1.424-1); and

(iv) have terms and conditions which provide that in the event that, during the 24-month period following the Change in Control, the Participant’s employment or service is involuntarily terminated for any reason (including, but not limited to a termination due to death or Disability) other than for Cause or Constructively Terminated (as defined below), all of such Participant’s Options and/or SARs shall be deemed immediately and fully exercisable, the Restricted Period shall lapse as to each of the Participant’s outstanding Restricted Stock awards, each of the Participant’s outstanding Restricted Stock Unit Awards and Other Stock-Based Awards shall be payable in full and each such Alternative Award shall be settled for a payment per each share of stock subject to the Alternative Award in cash, in immediately transferable, publicly traded securities or in a combination thereof, in an amount equal to, in the case of an Option or SAR, the excess of the fair market value of such stock on the date of the Participant’s termination over the corresponding exercise or base price per share and, in the case of any Restricted Stock, Restricted Stock Unit, or Other Stock-Based Award, the fair market value of the number of shares of stock subject or related thereto.

(c) Constructive Termination.  For purposes of Section 12(b)(iv), a Participant’s employment or service shall be deemed to have been Constructively Terminated if, without the Participant’s written consent, the Participant terminates employment or service within 120 days following either (x) a material reduction in the Participant’s base salary or a Participant’s incentive compensation opportunity, or (y) the relocation of the Participant’s principal place of employment or service to a location more than 35 miles away from the Participant’s prior principal place of employment or service.

(d) Amounts Subject to Section 409A.  Notwithstanding the foregoing provisions of this Section 12, to the extent that any Award granted under the Plan and outstanding at the time of a Change in Control is treated as “deferred compensation” under Section 409A, and not exempt from its requirements under any applicable exemption therefrom, no acceleration of payment of such Award shall be made upon a Change in Control unless such event is also a change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets of the corporation within the meaning of Section 409A. Any Award which is not payable upon the occurrence of a Change in Control solely by reason of the operation of this Section 12(d) shall become vested in accordance with Section 12(a) (unless the provisions of Section 12(b) apply to such Award), but shall be paid at the date or event that such Award would have been payable without regard to the occurrence of such Change in Control.

SECTION 13

EFFECTIVE DATE, AMENDMENT,
MODIFICATION AND TERMINATION OF PLAN

(a) Generally.  The Plan shall be effective on the Effective Date, and shall continue in effect, unless sooner terminated pursuant to this Section 13, until the tenth anniversary of the Effective Date. The Board or the Committee may at any time in its sole discretion, for any reason whatsoever, terminate or suspend the Plan, and from time to time, subject to obtaining any regulatory approval, including that of the New York Stock Exchange, may amend or modify the Plan; provided that without the approval by a majority of the votes cast at a duly constituted meeting of shareholders of the Company, no amendment or modification to the Plan may (i) materially increase the benefits accruing to Participants under the Plan, (ii) increase the number of shares of Common Stock subject to the Plan or the individual Award limitations, (iii) modify the class of persons eligible for participation in the Plan or (iv) materially modify the Plan in any other way that would require shareholder approval under any regulatory requirement that the Committee determines to be applicable, including, without limitation, the rules of the New York Stock Exchange.

SECTION 14

MISCELLANEOUS

(a) Nonassignability.  Except as provided herein or in an Award Notice, no Award may be sold, assigned, transferred, pledged or otherwise encumbered except by will or the laws of descent and distribution; provided that the Committee may permit (on such terms and conditions as it shall establish) a Participant to transfer an Award for no consideration to the Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest (a “Trust”) and any other entity in which these persons (or the Participant) own more than fifty percent of the voting interests (“Permitted Transferees”), provided further that nothing in this Section 14(a) shall prohibit the transfer of an Award from a Trust back to a Participant to whom the Award was originally granted, in accordance with the terms of the Trust. No amendment to the Plan or to any Award shall permit transfers other than in accordance with the preceding sentence. Any attempt by a Participant to sell, assign, transfer, pledge or encumber an Award without complying with the provisions of the Plan shall be void and of no effect. Except to the extent required by law, no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. All rights with respect to Awards granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by such Participant or, if applicable, his or her Permitted Transferee(s). The rights of a Permitted Transferee shall be limited to the rights conveyed to such Permitted Transferee, who shall be subject to and bound by the terms of the agreement or agreements between the Participant and the Company.

(b) Tax Withholding.  The Company shall be entitled to deduct from any payment under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment or may require the participant to pay to it such tax prior to and as a condition of the making of such payment. Subject to any administrative rules, regulations or procedures established by the Committee, a Participant may pay the amount of taxes required by law to be withheld from an Award, in whole or in part, by requesting that the Company withhold from any payment of Common Stock due as a result of such Award, or by delivering to the Company, shares of Common Stock having a Fair Market Value less than or equal to the amount of such required withholding taxes.

(c) Noncompetition and Other Adverse Actions.  Notwithstanding anything contained in this Plan to the contrary, unless the Award Notice specifies otherwise, a Participant shall forfeit all unexercised,

unearned, and/or unpaid Awards, including Awards earned but not yet paid, all unpaid Dividend Equivalents, and all interest, if any, accrued on the foregoing if, (i) in the opinion of the Committee, the Participant, without the written consent of the Company, engages directly or indirectly in any manner or capacity as principal, agent, partner, officer, director, employee, or otherwise, in any business or activity competitive with the business conducted by the Company or any Subsidiary or (ii) the Participant performs any act or engages in any activity which in the opinion of the Committee is adverse to the best interests of the Company. Notwithstanding anything else in the Plan to the contrary, the Committee may suspend the exercisability or the payment of any Award hereunder during any period during which the Company is determining whether the requirements of this Section 14(c) have been violated.

(d) Amendments to Awards.  The Committee may at any time unilaterally amend any unexercised, unearned, or unpaid Award, including Awards earned but not yet paid, to the extent it deems appropriate, provided, however, that subject to Section 5(d) any such amendment which is adverse to the Participant shall require the Participant’s consent unless the Committee determines that such amendment or modification is necessary or advisable to comply with applicable law as a result of changes in law or regulation or to avoid the imposition of an additional tax, interest or penalty under Section 409A.

(e) No Right, Title or Interest in Company Assets.  No Participant shall have any rights as a stockholder as a result of participation in the Plan until the date of issuance of a stock certificate or book entry shares in his name, and, in the case of Restricted Stock, Stock Options or SARs, until such rights are granted to the Participant. To the extent any person acquires a right to receive payments from the Company under this Plan, such rights shall be no greater than the rights of an unsecured creditor of the Company.

(f) Regulatory Approvals and Listings.  Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue or deliver certificates of Common Stock evidencing Awards resulting in the payment of Common Stock prior to (i) the obtaining of any approval from any governmental agency which the Company shall, in its sole discretion, determine to be necessary or advisable, (ii) the admission of such shares to listing on the stock exchange on which the Common Stock may be listed, and (iii) the completion of any registration or other qualification of said shares under any state or federal law or ruling of any governmental body which the Company shall, in its sole discretion, determine to be necessary or advisable.

(g) No Right to Continued Employment or Grants.  Participation in the Plan shall not give any Participant any right to remain in the employ of the Company or any Subsidiary. The Company or, in the case of employment with a Subsidiary, the Subsidiary, reserves the right to terminate any Participant at any time. Further, the adoption of this Plan shall not be deemed to give any person the right to be selected as a Participant or to be granted an Award, nor shall the grant of one Award guarantee the grant of further Awards in the future.

(h) No Constraint on Corporate Action.  Nothing in this Plan shall be construed (i) to limit, impair or otherwise affect the Company’s right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets or (ii) to limit the right or power of the Company or any Subsidiary to take any action which such entity deems to be necessary or appropriate.

(i) Legal Fees.  The Company shall pay all legal fees and related expenses incurred by a Participant in seeking to obtain or enforce any payment, benefit or right he may be entitled to under the Plan following the occurrence of a Change in Control, provided that the Participant shall be required to repay any such amounts to the Company to the extent a court of competent jurisdiction issues a final and non-appealable order setting forth the determination that the position taken by the Participant was frivolous or advanced in bad faith.

(j) Governing Law.  The Plan, and all agreements hereunder, shall be construed in accordance with and governed by the laws of the State of New Jersey, without regard to principles of conflict of laws.

(k) No Impact on Benefits.  Except as may otherwise be specifically provided for under any employee benefit plan, policy or program provision to the contrary, Awards shall not be treated as compensation for purposes of calculating a Participant’s right under any such plan, policy or program.

(l) Captions.  The headings and captions appearing herein are inserted only as a matter of convenience. They do not define, limit, construe, or describe the scope or intent of the provisions of the Plan.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are avail able 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date. INTERNET http://www.proxyvoting.com/nfg Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. OR TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return in the enclosed postage-paid envelope. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. WO# 66885 FOLD AND DETACH HERE Plea se mark your votes as THIS PROXYW ILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” ITEMS 1 THROUGH 3. Indicated in t h is example FOR WITHHOLD FOR AGAINST ABSTAIN ALL ALL EXCEPTIONS 1. ELECTION OF DIRECTORS 2. Vote to ratify PricewaterhouseCoopers LLP as our independent registered public accounting firm Nominees: 3. Vote to approve the 2010 Equity Compensation Plan 01 Philip C. Ackerman 02 Craig G. Matthews 03 Richard G. Reiten 04 David F. Smith YES INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the “Exceptions” box above and write the individual nominee name(s) in the space provided below. Will Attend Meeting Mark Here of Address Change or Comments SEE REVERSE Signature Signature Date NOTE: Please sign as name appear s hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Employee Benefit Plans. This card also pro vides voting instructions for shares held in the National Fuel Gas Company Employee Stock Ownership Plan and the National Fuel Gas Company Tax-Deferred Savings Plans. If you are a participant in any of these plans and have shares of the Common Stock oft he Company allocated to your account under these plans, please read the following authorization to the Trustee of those plans as to the voting of such shares. Trustee’s Authorization. The undersigned on the reverse side of this card authorizes and instructs Vanguard Fiduciary Trust Company as Trustee of the National Fuel Gas Company Tax-Deferred Savings Plans and the National Fuel Gas Company Employee Stock Ownership Plan to vote all shares of the Common Stock of the Company allocated to the undersigned’s account under such plan(s) (as shown on the reverse side) at the Annual Meeting, or at any adjournment thereof, in accordance with the instructions on the reverse side. All shares of Company stock for which the Trustee has not received timely directions shall be voted or exercised by the Trustee in the same proportion as the shares of Company Stock for which the Trustee received timely directions, except in the case where to do so would be inconsistent wit h the provisions of Title I of ERISA. You may revoke your instructions by notice to the Trustee as described on the first page of the enclosed Proxy Statement. This proxy, when properly executed, will be voted as directed by the stockholder. See below for important provisions and additional instructions. In complete Directions and Instructions. If this card is returned signed but without directions marked for one or more items, regarding the unmarked items, you are instructing the Trustee and granting the Proxies discretion to vote FOR items 1, 2, and 3. This proxy may be revoked with the Secretary of the meeting as described in the Proxy Statement. THIS PROXY/VOTING CARD IS CONTINUED ON THE REVERSE SIDE. PLEASE VOTE BY TELEPHONE, INTERNET OR SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders: The Proxy Statement and the 2009 Annual Report to Stockholders are available at: http://proxy.nationalf uelgas.com FOLD AND DETACH HERE PROXY NATIONAL FUEL GAS COMPANY Annual Meeting of Stockholders – March 11, 2010 THIS PROXY IS SOLICIT ED BY THE BOARD OF DIRECTORS OF THE COMPANY The undersigned hereby appoints P.C. Ackerman and P.M. Ciprich, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as pro vided on the other side, all the shares of National Fuel Gas Company Common Stock which the undersigned is entitle d to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of h t e Company to be held March 11, 2010 or at any adjournment or postponement thereof, respecting (i) matters of which the Company did not have timely notice but that may be presented at the meeting; (ii) approval of the minutes of the prior meeting; (iii) the election of any person as a director if a nominee is unable to serve or for good cause will not serve; (iv) any shareholder proposal omitted from the enclosed proxy statement pursuant to Rule 14a-8 or 14a-9 of the Securities and Exchange Commission’s proxy rules; and (v) all matters incident to the conduct of the meeting. This proxy may be revoked wit h notice to the Secretary of the meeting as described in the Proxy Statement. Address Change/Comments (Mark the corresponding box on the reverse side) BNY MELLONS HAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 (Continued and to be marked, dated and signed, on the other side) WO# 66885